AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 2000

                                                               FILE NO. 33-77496
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         POST-EFFECTIVE AMENDMENT NO. 8
                                       TO
                                    FORM S-6


                    FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

                               ------------------

A. EXACT NAME OF TRUST:
                             JPF SEPARATE ACCOUNT B
B. NAME OF DEPOSITOR:
                  JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
C. COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES:

                                ONE GRANITE PLACE
                                CONCORD, NH 03301
D. NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE:

                               RONALD R. ANGARELLA
                                   PRESIDENT
                     JEFFERSON PILOT SECURITIES CORPORATION
                                ONE GRANITE PLACE
                                CONCORD, NH 03301

                                   COPIES TO:

       CHARLENE GRANT, ESQ.                          JOAN E. BOROS, ESQ.
   JEFFERSON PILOT LIFEAMERICA                 JORDEN, BURT, BOROS, CICCHETTI,
        INSURANCE COMPANY                           BERENSON & JOHNSON LLP
        ONE GRANITE PLACE                     1025 THOMAS JEFFERSON STREET, N.W.
        CONCORD, NH 03301                               SUITE 400 EAST
                                                  WASHINGTON, D.C. 20007-0805

                               ------------------

It is proposed that this filing will become effective (check appropriate box)


     [ ] immediately upon filing pursuant to paragraph (b)
     [x] on May 1, 2000 pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(i)
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


E. TITLE AND AMOUNT OF SECURITIES BEING REGISTERED:
   UNITS OF INTEREST IN THE SEPARATE ACCOUNT UNDER INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES.

F. PROPOSED MAXIMUM AGGREGATE OFFERING PRICE TO THE PUBLIC OF THE SECURITIES BEING REGISTERED:

   REGISTRATION OF INDEFINITE AMOUNT OF SECURITIES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940.

G. AMOUNT OF FILING FEE:


   AN INDEFINITE AMOUNT OF THE REGISTRANT'S SECURITIES HAS BEEN REGISTERED PURSUANT TO A DECLARATION, UNDER RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, SET OUT IN THE REGISTRANT'S INITIAL FORM S-6 REGISTRATION STATEMENT. REGISTRANT FILED A RULE 24F-2 NOTICE FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998 ON FEBRUARY 23, 2000.


H. APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

   As soon as practicable after the effective date.

   Registrant elects to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Investment Company Act of 1940, with respect to the policy described in the Prospectus.

================================================================================

                             Prospectus: May 1, 2000

                                  Ensemble II
                            JPF Separate Account B
                Flexible Premium Variable Life Insurance Policy
                 JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
         One Granite Place, Concord, New Hampshire 03301 800-258-3648
--------------------------------------------------------------------------------


This Prospectus describes the Ensemble II variable life insurance policy ("Ensemble II" or "the Policy"), a flexible premium variable life insurance policy issued and underwritten by Jefferson Pilot LifeAmerica Insurance Company ("we" or "JP LifeAmerica" or "the Company"). The Policy is intended to provide life insurance and pay a benefit, as described in this Prospectus, upon surrender or death. The Policy allows flexible premium payments, Policy Loans, Partial Surrenders, and a choice of two Death Benefit Options. Your account values may be invested on either a fixed or variable or combination of fixed and variable basis. You may allocate your Net Premiums to JPF Separate Account B ("Separate Account B" or "the Separate Account"), and/or the General Account, or both Accounts. The Divisions of the Separate Account support the benefits provided by the variable portion of the Policy. The Accumulation Value allocated to each Division is not guaranteed and will vary with the investment performance of the associated Fund. Net Premiums allocated to the General Account will accumulate at rates of interest we determine; such rates will not be less than 4.5% per year. Your Policy may lapse if the Cash Value is insufficient to pay a Monthly Deduction. We will send premium reminder notices for Planned Premiums and for premiums required to continue the Policy in force. If the Policy lapses, you may reinstate it.

The Policy has a free look period during which you may return the Policy. We will refund your Premium (See "Right of Policy Examination").


This Prospectus also describes the Divisions used to fund the Policy through Separate Account B. Each Division invests exclusively in one of the following
Portfolios:


JPVF International Equity Portfolio
JPVF World Growth Stock Portfolio
JPVF Emerging Growth Portfolio
JPVF Capital Growth Portfolio
JPVF Small Company Portfolio
JPVF Growth Portfolio
JPVF Value Portfolio
JPVF Balanced Portfolio
JPVF High Yield Bond Portfolio
JPVF S&P 500 Index Portfolio
JPVF Money Market Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP II Contrafund Portfolio
MFS Research Series
MFS Utilities Series
Oppenheimer Strategic Bond Fund/VA
Oppenheimer Bond Fund/VA
Templeton International Securities Fund: Class I

Not all Divisions may be available under all Policies or in all jurisdictions. You may obtain the current Prospectus and Statement of Additional Information ("SAI") for any of the Portfolios by calling (800) 258-3648 x7719.


Replacing existing insurance or supplementing an existing flexible premium variable life insurance policy with the Policy may not be to your advantage.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE FUNDS. BOTH THIS PROSPECTUS AND THE UNDERLYING FUND PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Ensemble II insurance policies and shares of the funds are not deposits or obligations of or guaranteed by any bank. They are not federally insured by the FDIC or any other government agency. Investing in the contracts involves certain investment risks, including possible loss of principal invested.

THIS PROSPECTUS AND OTHER INFORMATION ABOUT JPF SEPARATE ACCOUNT B REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION CAN BE FOUND IN THE SEC'S WEB SITE AT http://www.sec.gov.

table of contents
--------------------------------------------------------------------


                                                     Page
                                                    -----
DEFINITIONS .......................................    3
POLICY SUMMARY ....................................    4
THE SEPARATE ACCOUNT ..............................    5
CHARGES & FEES ....................................    6
 Charges & Fees Assessed Against
  Premium .........................................    6
 Charges & Fees Assessed Against the
  Accumulation Value ..............................    6
 Charges & Fees Assessed Against the
  Separate Account ................................    7
 Charges Assessed Against the Underlying
  Funds ...........................................    7
 Charges Deducted Upon Surrender ..................    8
ALLOCATION OF PREMIUMS ............................    9
 The Portfolios ...................................    9
 Investment Advisers for the Funds ................   11
 Mixed and Shared Funding; Conflicts of
  Interest ........................................   11
 Fund Additions, Deletions or
  Substitutions ...................................   11
 General Account ..................................   12
POLICY CHOICES ....................................   12
 General ..........................................   12
 Premium Payments .................................   13
 Death Benefit Options ............................   14
 Transfers and Allocations to Funding
  Options .........................................   14
 Telephone Transfers, Loans and
  Reallocations ...................................   15
 Automated Transfers (Dollar Cost
  Averaging and Portfolio Rebalancing) ............   15
POLICY VALUES .....................................   16
 Accumulation Value ...............................   16
 Unit Value .......................................   16
 Net Investment Factor ............................   17
 Surrender Value ..................................   17
POLICY RIGHTS .....................................   17
 Surrenders .......................................   17
 Withdrawals ......................................   17
 Grace Period .....................................   18
 Reinstatement of a Lapsed Policy .................   18
 Right to Defer Payment ...........................   18
 Policy Loans .....................................   19

                                                    Page
                                                    -----
 Policy Changes ...................................   20
 Change in Death Benefit Option....................   20
 Right of Policy Examination ......................   20
 Supplemental Benefits ............................   20
DEATH BENEFIT .....................................   21
POLICY SETTLEMENT .................................   21
 Settlement Options ...............................   22
THE COMPANY .......................................   22
DIRECTORS & OFFICERS ..............................   24
ADDITIONAL INFORMATION ............................   25
 Reports to Policyowners ..........................   25
 Right to Instruct Voting of Fund Shares ..........   25
 Disregard of Voting Instructions .................   26
 State Regulation .................................   26
 Legal Matters ....................................   26
 The Registration Statement .......................   26
 Financial Statements .............................   26
 Employee Benefit Plans ...........................   26
 Distribution of the Policy .......................   27
 Independent Auditors .............................   27
 Group or Sponsored Arrangements ..................   27
TAX MATTERS .......................................   28
 General ..........................................   28
 Federal Tax Status of the Company ................   28
 Life Insurance Qualification .....................   28
 Charges for JP Financial Income Taxes ............   31
MISCELLANEOUS POLICY PROVISIONS ...................   31
 The Policy .......................................   31
 Payment of Benefits ..............................   31
 Suicide and Incontestability .....................   32
 Protection of Proceeds ...........................   32
 Nonparticipation .................................   32
 Changes in Owner and Beneficiary;
   Assignment .....................................   32
 Misstatements ....................................   32
ILLUSTRATIONS OF DEATH BENEFIT,
 TOTAL ACCOUNT VALUES AND
 SURRENDER VALUES .................................  A-1
FINANCIAL STATEMENTS OF THE
 COMPANY ..........................................  F-1
FINANCIAL STATEMENTS OF THE
 SEPARATE ACCOUNT .................................  F-18


 This prospectus does not constitute an offer in any jurisdiction in which such offering may not be lawfully made. No dealer, salesman or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this prospectus, and, if given or made, such other information or representations must not be relied upon. The purpose of this variable life insurance policy is to provide insurance protection. Life insurance is a long-term investment. Policyowners should consider their need for insurance coverage and the policy's long-term investment potential. No claim is made that the policy is any way similar or comparable to an investment in a mutual fund.

definitions
--------------------------------------------------------------------------------

Accumulation Value: The total amount that a Policy provides for investment plus the amount held as collateral for Policy Debt.

Age: The Insured's age at his/her nearest birthday.


Allocation Date: The date when we place the initial Net Premium in the Divisions and the General Account as you instructed in the application. The Allocation Date is the later of: 1) 25 days from the date we mail the Policy to the agent for delivery to you; or 2) the date we receive all administrative items needed to activate the Policy.


Attained Age: The Insured's age at the last Policy Anniversary.


Beneficiary: The person you designate in the application to receive the Death Benefit proceeds. If changed, the Beneficiary is as shown in the latest change filed with us. If no Beneficiary survives the Insured, you or your estate will be the Beneficiary. The Beneficiary's interest may be subject to that of any assignee.

Cash Value: The Accumulation Value less any Surrender Charge. This amount less any Policy Debt is payable to you on surrender of the Policy.


Code: The Internal Revenue Code of 1986, as amended.

Company: Jefferson Pilot LifeAmerica Insurance Company.


Cost of Insurance: A charge related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provision that you may elect through a Policy rider.

Date of Receipt: Any Company business day, prior to 4:00 p.m. Eastern time, on which a notice or premium payment is received at our home office.


Death Benefit: The amount which is payable to the Beneficiary on the death of the Insured, adjusted as provided in the Policy.

Death Benefit Options: Either of the two methods for determining the Death Benefit.

Division: A separate division of Separate Account B which invests only in the shares of a specified Portfolio of a Fund.


Fund: An open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy.


General Account: A non-variable funding option available in the Policy that guarantees a minimum interest rate of 4.5% per year.


Grace Period: The 61-day period beginning on the Monthly Anniversary Day on which the Policy's Cash Value less any Policy Debt is insufficient to cover the current Monthly Deduction, unless the cumulative minimum premium requirement has been met. The Policy will lapse without value at the end of the 61-day period unless we receive a sufficient payment.

Home Office: Our principal executive offices at One Granite Place, Concord, New Hampshire 03301.


Insured: The person on whose life the Policy is issued.


Issue Age: The Insured's age on the Policy's Issue Date.

Issue Date: The date on which the Policy is issued.


Loan Value: Generally, 9O% of the Policy's Cash Value on the date of a loan.

Minimum Initial Premium: The amount of premium due on the Policy Date, which is an amount sufficient to cover Monthly Deductions and keep the Policy in force for at least three months.

Monthly Anniversary Date: The same day in each month as the Policy Date.

Net Premium: The gross premium less a 2.0% State Premium Tax Charge.

Policy: The life insurance contract described in this Prospectus.


Policy Date: The date set forth in the Policy and from which policy years, policy months and policy anniversaries will be determined. If the Policy Date should fall on the 29th, 30th or 31st of a month, the Policy Date will be the 28th of such month. You may request the Policy Date. If you do not request a date, it is the date the Policy is issued.

Policy Debt: The sum of all unpaid policy loans and accrued interest thereon.

Portfolio: A separate investment series of one of the Funds.


Proof of Death: One or more of: a) a copy of a certified death certificate; b) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; c) a written statement by a medical doctor who attended the Insured; or d) any other proof satisfactory to us.


SEC: Securities and Exchange Commission.


Separate Account B: JPF Separate Account B, a separate investment account we established to fund the Policy.

Specified Amount: The amount you choose at application, which you may subsequently increase or decrease, and used in determining the Death Benefit.


State: Any State of the United States, the District of Columbia, Puerto Rico, Guam, the Virgin Islands or any other possession of the United States.

Surrender Charge: An amount we retain upon the Surrender of the Policy, a Withdrawal or a decrease in Specified Amount.

Surrender Value: Cash Value less any Policy Debt.

Target Premium: The premium from which first year commissions will be determined and which varies by sex, Issue Age, rating class of the Insured and Specified Amount.


Valuation Date: The date and time at which the Accumulation Value of a variable investment option is calculated. Currently, this calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange and the Company are open. In addition to being closed on all federal holidays, we will also be closed on Good Friday, the Friday following Thanksgiving and the day before or following Christmas.


Valuation Period: The period of time from between two successive Valuation Dates, beginning at the close of regular trading on the New York Stock Exchange on each Valuation Date, and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.



policy summary
--------------------------------------------------------------------------------

The Policy described in this Prospectus is a flexible premium variable life insurance policy. The Policy is intended to provide life insurance and pay a benefit (subject to adjustment under the Policy's Age and/or Sex, Suicide and Incontestability, and Grace Period provisions) upon surrender of the Policy or death of the Insured. The Policy allows flexible premium payments, Policy Loans, Withdrawals and a choice of two Death Benefit Options. Account values may be either fixed or variable or a combination of fixed and variable.

As described within, charges and fees will be assessed against premium payments, Accumulation Value, the Separate Account, the underlying Funds and upon surrender.


You must purchase your variable life insurance policy from a registered representative. The Policy, the initial application on the Insured, any subsequent applications and any riders constitute the entire contract.

At the time of application, you must choose a Death Benefit Option, decide on the amount of premium and determine how to allocate Net Premiums. You may elect to supplement the benefits afforded by the Policy through the addition of riders we make available.


The proceeds payable upon the death of the Insured depend on the Death Benefit Option chosen. Under Option 1 the Death Benefit equals the current Specified Amount. Under Option 2, the Death Benefit equals the current Specified Amount plus the Accumulation Value on the date of death. The Death Benefit proceeds will be reduced by repayment of any outstanding Policy Debt.


Although the Policy is designed to allow flexible premiums, you must pay sufficient premiums to continue the Policy in force. An initial premium, based on Issue Age, underwriting class and Specified Amount must be paid at issue. No premium payment may be less than $25. We will send Premium reminder notices for Planned Premiums and for premiums required to continue the Policy in force. Should your Policy lapse, it may be reinstated.

You may allocate your Net Premiums to the Separate Account, the General Account or both Accounts. Net Premiums allocated to the Separate Account must be allocated to one or more of the Divisions of the Separate Account in whole percentages. The variable portion of the Policy is supported by the Divisions you choose and will vary with the investment performance of the associated Portfolios. Net Premiums allocated to the General Account will accumulate at rates of interest we determine. The effective rate of interest will not be less than 4.5% per year.


the separate account
--------------------------------------------------------------------------------


The Separate Account underlying the Policy is JPF Separate Account B. Amounts allocated to the Separate Account are invested in the Portfolios. Each Portfolio is a series of an open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy. The Portfolios, their investment objectives and their investment advisers are described in this Prospectus. Complete descriptions of the Portfolios' investment objectives and restrictions and other material information relating to the Portfolios are contained in the prospectuses for each of the Portfolios which are delivered with this Prospectus.


Separate Account B was established under New Jersey law on March 2, 1994. Under New Jersey Insurance Law, the income, gains or losses of the Separate Account are credited without regard to the other income, gains or losses of the Company. These assets are held for our variable life insurance policies. Any and all distributions made by the Portfolios with respect to shares held by the Separate Account will be reinvested in additional shares at net asset value. The assets maintained in the Separate Account will not be charged with any liabilities arising out of any other business we conduct. We are, however, responsible for meeting the obligations of the Policy to the Policyowner.

No stock certificates are issued to the Separate Account for shares of the Portfolios held in the Separate Account. Ownership of Portfolio shares is documented on the books and records of the Portfolios and of the Company for the Separate Account.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definition of separate account under the federal securities laws. Such registration does not involve any approval or disapproval by the Commission of the Separate Account or the Company's management or investment practices or policies. We do not guarantee the Separate Account's investment performance.

Divisions. The Policy presently offers nineteen Divisions but may add or delete Divisions. You may invest in a total of 17 Divisions over the life of the Policy. Each Division will invest exclusively in shares of a single Portfolio.

charges & fees
--------------------------------------------------------------------------------

[arrow] CHARGES & FEES ASSESSED AGAINST PREMIUM

Premium Charges


Before we allocate a premium to any of the Divisions of Separate Account B and the General Account, we will deduct a state premium tax charge of 2.0% to compensate us for state premium taxes, franchise taxes and other local taxes imposed on premiums by New York State and local jurisdictions. The actual tax assessed falls between 1.7% and 2.5% of premiums received. Therefore, the 2.0% charge may be higher or lower than the actual tax we incur. We reserve the right to increase this charge to a maximum of 2.5%, and we do not expect to realize a profit as a result of this charge.


[arrow] CHARGES & FEES ASSESSED AGAINST
        ACCUMULATION VALUE


Charges and fees assessed against the Policy's Accumulation Value can be deducted from any one of the Divisions of the Separate Account or pro rata from each of the Divisions and the General Account. If you do not designate one Division, the charges will be deducted pro rata from each of the Divisions and the General Account.


Monthly Deduction


On each Monthly Anniversary Date and on the Policy Date, we will deduct from the Policy's Accumulation Value an amount to cover certain expenses associated with start-up and maintenance of the Policy, administrative expenses, the cost of insurance for the Policy and any optional benefits added by rider.


The Monthly Deduction equals:

 (i) the Cost of Insurance for the Policy (as described below), and the cost of additional benefits provided by rider, plus

(ii) a Monthly Administrative Fee of $6.


Cost of Insurance. The Cost of Insurance charge is related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provisions you may elect through a Policy rider.


The Cost of Insurance charge equals (i) multiplied by the result of (ii) minus
(iii) where

 (i) is the current Cost of Insurance Rate as described in the Policy;

 (ii) is the death benefit at the beginning of the policy month divided by
1.0036748 (to arrive at the proper values for the beginning of the month assuming the guaranteed interest rate of 4.5%); and

(iii) is the Accumulation Value at the beginning of the policy month.

If the corridor percentage applies, it will be reflected in the Death Benefit used in the calculation.


The current Cost of Insurance Rate is variable and is based on the Insured's issue age, sex (where permitted by law), Policy Year, rating class and Specified Amount. Because the Accumulation Value and the Death Benefit of the Policy may vary from month to month, the Cost of Insurance charge may also vary on each day a Monthly Deduction is taken. In addition, you should note that the Cost of Insurance charge is related to the difference between the Death Benefit payable under the Policy and the Accumulation Value of the Policy. An increase in the Accumulation Value or a decrease in the Death Benefit may result in a smaller Cost of Insurance charge while a decrease in the Accumulation Value or an increase in the Death Benefit may result in a larger cost of insurance charge.


The Cost of Insurance rate for standard risks will not exceed those based on the 1980 Commissioners Standard Ordinary Mortality Tables Male or Female (1980 Tables). Substandard risks will have monthly deductions based on Cost of Insurance rates which may be higher than those set forth in the 1980 Tables. A table of guaranteed maximum Cost of Insurance rates per $1,000 of the Amount at Risk will be included in each Policy. We may adjust the Monthly Cost of Insurance rates from time to time. Adjustments will be on a class basis and will be based on our estimates for future factors such as mortality, investment income, expenses, reinsurance costs and the length of time Policies stay in force. Any adjustments will be made on a nondiscriminatory basis.

Monthly Administrative Expense Charge. The Monthly Deduction amount also includes a monthly administration fee of $6.00. This fee may not be increased.


Charges for Optional Benefits. If you elect any optional benefits by adding riders to the Policy, an optional benefits charge will be included in the Monthly Deduction amount. The amount of the charge will vary depending upon the actual optional benefits selected and is described on each applicable Policy rider.


[arrow] CHARGES & FEES ASSESSED AGAINST
        THE SEPARATE ACCOUNT

Risk Charge


We will assess a charge against each Division of the Separate Account, not to exceed .0024657% on a daily basis (.90% on an annual basis) in policy years 1 through 10, and .0017808% on a daily basis (.65% on an annual basis) in policy years 11 and thereafter, to compensate us for mortality and expense risks we assume in connection with the Policy. The mortality risk we assume is that Insureds, as a group, may live for a shorter period of time than estimated and that we will, therefore, pay a Death Benefit before collecting a sufficient Cost of Insurance charge. The expense risk assumed is that expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the administrative charges assessed for such expenses.

The Separate Account is not subject to any taxes. However, if taxes are assessed against the Separate Account, we reserve the right to assess taxes against the Separate Account Value.


Administrative Charge for Transfers
or Withdrawal


We may impose an Administrative Fee equal to the lesser of $25 or 10% of the amount of the transfer for each transfer among the Divisions of the Separate Account or the General Account, after the first 12 transfers in a Policy Year and except for the transfer of the initial net premium plus interest, and any other premiums received, from the General Account on the Allocation Date and loan repayments. We will also assess an Administrative Fee for withdrawals equal to the lesser of $25 or 2% of the amount withdrawn.


[arrow] CHARGES ASSESSED AGAINST
        THE UNDERLYING FUNDS

Following are the investment advisory and sub-investment management fees, paid by each of the Funds as a percentage of average net assets.

Jefferson Pilot Variable Fund


                                   World Growth Stock,
                                        Small Company,
Average Daily             Money                 Value,      Capital
Net Assets               Market           and Balanced       Growth
--------------------   --------   --------------------   ----------
First $200 million       .50%                .75%          1.00%
Next $1.1 billion        .45%                .70%           .95%
Over $1.3 billion        .40%                .65%           .90%



Average Daily            Emerging          High Yield    International       S&P
Net Assets                 Growth     Bond and Growth           Equity       500
--------------------   ----------   -----------------   --------------     -----
First $200 million         .80%             .75%              1.00%         .24%
Next $1.1 billion          .75%             .75%              1.00%         .24%
Over $1.3 billion          .70%             .75%              1.00%         .24%


The compensation of the Sub-Investment Managers is paid directly from the investment management fees of JP Investment Advisory and is set forth in the table below as an annual percentage of the average daily net assets of the Portfolio managed:

                          Sub-Investment Manager Fees
                       ----------------------------------
                                     Templeton       Lord
                           Janus         World     Abbett
Average Daily            Capital        Growth      Small
Net Assets                Growth         Stock    Company
------------------     ---------   -----------   --------
First $200 million       .70%           .50%       .50%
Next $1.1 billion        .65%           .45%       .45%
Over $1.3 billion        .60%           .40%       .40%


                                  MFS High
                         Credit    Yield &      MFS
                         Suisse   Emerging    Money     Janus   Barclays
Net Assets                Value     Growth   Market  Balanced    S&P 500
------------------   ---------- ---------- -------- ---------  ---------
First $100 million       .50%       .40%      .30%      .55%       .05%
Next $100 million        .50%       .40%      .30%      .50%       .05%
Next $300 million        .50%       .40%      .25%      .50%       .05%
Next $500 million        .50%       .40%      .25%      .45%       .025%
Over $1 billion          .50%       .40%      .25%      .45%       .01%


                                  Lombard Odier
                        Strong    International
Net Assets              Growth           Equity
-------------------   --------   --------------
First $25 million     .60%             .50%
Next $75 million      .50%             .50%
Next $50 million      .40%             .50%
Over $150 million     .30%             .50%


Templeton International Securities Fund: Class 1


                                Total
  Management        Other      Annual
         Fee     Expenses    Expenses
------------   ----------   ---------
     .69%          .19%       .88%

Fidelity VIP and VIP II



                                                                   Total
                                    Management        Other       Annual
                                           Fee     Expenses     Expenses
Fidelity VIP                      ------------   ----------    ---------
Equity-Income                             .49%         .08%         .66%
Growth                                    .58%         .07%         .65%
Fidelity VIP II
Contrafund                                .58%         .07%         .65%

                                                                 Total
                                    Management       Other       Annual
                                        Fee        Expenses     Expenses
                                   ------------   ----------   ---------
MFS Research Series                        .75%         .11%         .86%
MFS Utilities Series                       .75%         .16%         .91%

Oppenheimer Variable Account Funds


                                                                 Total
                                    Management      Other       Annual
                                       Fee        Expenses     Expenses
                                   ------------   ----------   ---------
Bond Fund/VA                               .74%         .04%         .78%
Strategic Bond Fund/VA                     .72%         .01%         .73%



Certain of the unaffiliated Portfolio advisers reimburse us for administrative costs incurred in connection with administering the Funds as variable funding options under the Policy (MFS--0.15%, Oppenheimer--0.10% for the Bond Fund and 0.15% for the Strategic Bond Fund). These reimbursements are paid out of the investment advisory fees and are not charged to the Portfolios.


For further details on each Portfolio's expenses please refer to that Portfolio's prospectus. Additional copies of each Portfolio's prospectus and the Statement of Additional Information for each Portfolio may be obtained free of charge by calling (800) 258-3648 x7719.

[arrow] CHARGES DEDUCTED UPON SURRENDER


If you surrender the Policy, make a withdrawal, or the Policy lapses during the first ten Policy Years, we will assess a surrender charge, which will be deducted from the Policy's Accumulation Value. This charge is imposed in part to recover distribution expenses and in part to recover certain first year administrative costs. The initial Surrender Charges will be specified in your Policy and will be in compliance with each state's nonforfeiture law.

The initial Surrender Charge is specified in the Policy and is based on the Specified Amount. It also depends on the Issue Age, risk classification and, in most states, sex of the Insured. It is determined by multiplying a surrender factor by the lesser of (1) the premiums actually received in policy year one; or (2) the "Guideline Annual Premiums" as defined in the rules and regulations under the 1940 Act. The surrender factor depends on the length of time the Policy has been in force, as follows:


  Policy Year     Surrender Factor
--------------   -----------------
      1-5        .30
       6         .25
       7         .20
       8         .15
       9         .10
      10         .05
11 and after       0

We will assess an additional Surrender Charge for any increase in the Specified Amount, other than an increase caused by a change from Death Benefit Option I to Death Benefit Option II. The additional Surrender Charge is determined by multiplying a surrender factor by the lesser of (1) or (2), where:


(1) is A times B divided by C, where:


       A is the amount of the increase in the Specified Amount;

       B is the sum of the cash value just prior to the increase in the Specified Amount and the total premiums received in the 12 months just following the increase in the Specified Amount; and

       C is the Specified Amount in effect after the increase in the Specified Amount.

(2) is the "Guideline Annual Premium" for the increase at the attained age of the Insured on the effective date of the increase in the Specified Amount.

The surrender factor depends on the length of time the increase has been in force, as follows:

 Increase Year     Surrender Factor
---------------   -----------------
      1-5         .15
       6          .125
       7          .10
       8          .075
       9          .05
       10         .025
 11 and after     0

The Surrender Charge in effect at any time is the sum of the Surrender Charge for the initial Specified Amount plus the Surrender Charge for any increase in the Specified Amount. If the Specified Amount is decreased, the Surrender Charge will not decrease. We will not assess a Surrender Charge after the tenth Policy Year.

Surrender Charges on Surrenders and Withdrawals

All applicable Surrender Charges are imposed on Surrenders.

We will impose a pro rata Surrender Charge on Withdrawals. The pro rata Surrender Charge is calculated by dividing the amount of the net Withdrawal by the Cash Value and multiplying the result by the amount of the Surrender Charge on a surrender.

OTHER CHARGES


We reserve the right to charge the assets of each Division to provide for any income taxes or other taxes we pay on the assets attributable to that Division.

Although we currently make no charge, we reserve the right to charge you an administrative fee, not to exceed $25, to cover the cost of preparing any additional illustrations of current Cash Values and current mortality assumptions which you may request after the Policy Date.


allocation of premiums
--------------------------------------------------------------------------------


You may allocate all or a part of your Net Premiums to the Divisions currently available under your Policy or you may allocate all or a part of your Net Premiums to the General Account.


[arrow] THE PORTFOLIOS


The Separate Account currently invests in shares of the Portfolios listed below. Net Premiums applied to the Separate Account will be invested in the Portfolios in accordance with your selection. Portfolios may be added or withdrawn as permitted by applicable law. We reserve the right to limit the total number of Portfolios you may elect to 17 over the lifetime of the Policy or to increase the total number of Portfolios you may elect. Shares of the Portfolios are not sold directly to the general public. Each of the Portfolios is available only through the purchase of variable annuities or variable life insurance policies. (See Mixed and Shared Funding)

The investment results of the Portfolios, whose investment objectives are described below, are likely to differ significantly. There is no assurance that any of the Portfolios will achieve their respective investment objectives. Investment in some of the Portfolios involves special risks, which are described in their respective prospectuses. You should read the prospectuses for the Portfolios and consider carefully, and on a continuing basis, which Portfolio or combination of Portfolios is best suited to your long-term investment objectives. Except where otherwise noted, all of the Portfolios are diversified, as defined in the Investment Company Act of 1940.


[diamond] JPVF International Equity Portfolio seeks long-term capital appreciation through investments in securities whose primary trading markets are outside the United States.

[diamond] JPVF World Growth Stock Portfolio seeks to achieve long-term capital growth through a policy of investing primarily in stocks of companies organized in the United States or in any foreign nation. A portion of the Portfolio may also be invested in debt obligations of companies and governments of any nation. Any income realized will be incidental.

[diamond] JPVF Emerging Growth Portfolio seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Portfolio's investment objective of long-term growth.

[diamond] JPVF Capital Growth Portfolio seeks capital growth. Realization of income is not a significant investment consideration and any income realized will be incidental.

[diamond] JPVF Small Company Portfolio seeks to achieve growth of capital. The
          Portfolio pursues its objective by investing primarily in a diversified portfolio of equity securities issued by small companies.

[diamond] JPVF Growth Portfolio seeks capital growth by investing primarily in equity securities that the Sub-Investment Manager believes have above-average growth prospects.


[diamond] JPVF Value Portfolio seeks long-term growth of capital by investing primarily in a wide range of equity issues that may offer capital appreciation and, secondarily, seeks a reasonable level of current income.

[diamond] JPVF Balanced Portfolio seeks reasonable current income and long-term capital growth, consistent with conservation of capital, by investing primarily in common stocks and fixed income securities.

[diamond] JPVF High Yield Bond Portfolio seeks a high level of current income by investing primarily in corporate obligations with emphasis on higher yielding, higher risk, lower-rated or unrated securities. These securities may be considered speculative and involve greater risks, including risk of default, than higher rated securities.


[diamond] JPVF S&P 500 Index Portfolio seeks to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.


[diamond] JPVF Money Market Portfolio seeks to achieve as high a level of current income as is consistent with preservation of capital and liquidity. An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government.

[diamond] Fidelity Variable Insurance Products Fund-- Growth Portfolio seeks capital appreciation by investing primarily in common stocks.

[diamond] Fidelity Variable Insurance Products Fund-- Equity-Income Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Fund will also consider the potential for capital appreciation.

[diamond] Fidelity Investments' Variable Insurance Products Fund Il--Contrafund
          Portfolio seeks maximum total return over the long term by investing its assets mainly in equity securities of companies that are undervalued or out-of-favor.




[diamond] MFS Variable Insurance Trust--Research Series seeks to provide long-term growth of capital and future income by investing a substantial proportion of its assets in equity securities of companies believed to possess better-than-average prospects for long-term growth.

[diamond] MFS Variable Insurance Trust--Utilities Series seeks capital growth and current income (incomes above that available from a portfolio invested entirely in equity securities) by investing, under normal circumstances, at least 65% (but up to 100% at the discretion of the Adviser) of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry.

[diamond] Oppenheimer Variable Account Funds-- Strategic Bond Fund/VA seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities. The Portfolio intends to invest principally in: (i) foreign government and corporate debt securities,
          (ii) U.S. Government securities, and (iii) lower-rated high yield domestic debt securities, commonly known as "junk bonds", which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities. These securities may be considered to be speculative.

[diamond] Oppenheimer Variable Account Funds-- Bond Fund/VA primarily seeks a high level of current income from investment in high yield, fixed-income securities rated "Baa" or better by Moody's or "BBB" or better by Standard & Poor's. Secondarily, this Portfolio seeks capital growth when consistent with its primary objective.


[diamond] Franklin Templeton Variable Insurance Products Trust--Templeton
          International Securities Fund seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States. Any income realized will be incidental. Although the Templeton International Securities Fund generally invests in common stock, it may also invest in preferred stocks and certain debt securities such as convertible bonds which are rated in any category by Standard & Poor's Corporation or Moody's Investors Service, Inc. or which are unrated by any rating agency.


Some of the above Portfolios may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal on debt instruments may involve higher risk of volatility to a Portfolio. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectus for the Portfolio for a discussion of the risks associated with an investment in those Portfolios. You should refer to the accompanying prospectuses of the Portfolios for more complete information about their investment policies and restrictions.

[arrow] INVESTMENT ADVISERS FOR EACH OF THE FUNDS:

Jefferson Pilot Variable Fund, Inc. ("JPVF") The investment manager to JPVF is Jefferson Pilot Investment Advisory Corporation ("JP Investment Advisory"), an affiliate of the Company. JP Investment Advisory and JPVF have contracted with eight unaffiliated companies to act as sub-investment managers to the Funds. They are:


[diamond] JPVF International Equity Portfolio: Lombard Odier International
          Portfolio Management Limited ("Lombard Odier")
[diamond] JPVF World Growth Stock Portfolio: Templeton Global Advisors Limited
          ("Templeton")
[diamond] JPVF Emerging Growth Portfolio: Massachusetts Financial Services
          Company ("MFS")
[diamond] JPVF Capital Growth Portfolio: Janus Capital Corporation ("Janus") [diamond] JPVF Small Company Portfolio: Lord, Abbett & Co. ("Lord Abbett") [diamond] JPVF Growth Portfolio: Strong Capital Management, Inc. ("Strong") [diamond] JPVF Value Portfolio: Credit Suisse Asset Management, LLC ("Credit
          Suisse")
[diamond] JPVF Balanced Portfolio: Janus
[diamond] JPVF High Yield Bond: MFS
[diamond] JPVF Money Market Portfolio: MFS
[diamond] JPVF S&P 500 Index Portfolio: Barclays Global Fund Advisors
          ("Barclays")


Fidelity Variable Insurance Products Fund - Fidelity Management & Research Company ("FMR")

Fidelity Variable Insurance Products Fund II - FMR

MFS Variable Insurance Trust - Massachusetts Financial Services Company ("MFS")


Oppenheimer Variable Account Funds - OppenheimerFunds, Inc. ("Oppenheimer")


Franklin Templeton Variable Insurance Products Trust - Templeton Investment Counsel, Inc. ("TICI")


[arrow] MIXED AND SHARED FUNDING; CONFLICTS
        OF INTEREST


Shares of the Funds are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this Prospectus. Because Fund shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Funds simultaneously, since the interests of such Policyowners or contractholders may differ. Although neither we nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Policyowners, each Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force that Fund to sell portfolio securities at disadvantageous prices.


[diamond] FUND ADDITIONS, DELETIONS OR
          SUBSTITUTIONS


We reserve the right, subject to compliance with appropriate state and federal laws, to add, delete or substitute shares of another Portfolio or Fund for Portfolio share already purchased or to be purchased in the future for the Division in connection with the Policy. We may substitute shares of one Portfolio for shares of another Portfolio if, among other things, (a) it is determined that a Portfolio no longer suits the purpose of the Policy due to a change in its investment objectives or restrictions; (b) the shares of a Portfolio are no longer available for investment; or (c) in our view, it has become inappropriate to continue investing in the shares of the Portfolio. Substitution may be made with respect to both existing investments and the investment of any future premium payments. However, no substitution, addition or deletion of securities will be made without prior notice to Policyowners, and without prior approval of the SEC or such other regulatory authorities as may be necessary, all to the extent required and permitted by the Investment Company Act of 1940 or other applicable law.


We also reserve the right to make the following changes in the operation of the Separate Account and the Divisions;

(a) to operate the Separate Account in any form permitted by law;

(b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

(c) to transfer assets from one Division to another, or from any Division to our general account;

(d) to add, combine, or remove Divisions in the Separate Account;

(e) to assess a charge for taxes attributable to the operation of the Separate Account or for other taxes, described in "Charges and Fees--Other Charges"; and

(f) to change the way we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.


Portfolio shares are subject to certain investment restrictions which may not be changed without the approval of the majority of the Portfolios' shareholders. See accompanying Prospectus for the Funds.


[arrow] GENERAL ACCOUNT

Interests in the General Account have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933, as amended and the General Account has not been registered as an investment company under the 1940 Act. However, disclosure in this Prospectus regarding the General Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Prospectus relating to the Fixed Account has not been reviewed by the SEC.


The General Account is a fixed funding option available under the Policy. We guarantee a minimum interest rate of 4.5% on amounts in the General Account and assume the risk of investment gain or loss. The investment gain or loss of the Separate Account or any of the Funds does not affect the General Account Value.

The General Account is secured by our general assets. Our general assets include all Company assets other than those held in separate accounts sponsored by us or our affiliates. We will invest the assets of the General Account in those assets we choose, as allowed by applicable law. We will allocate investment income of such General Account assets between ourself and those policies participating in the General Account.

We guarantee that, at any time, the General Account Value of your Policy will not be less than the amount of the Net Premiums allocated to the General Account, plus interest at an annual rate of not less than 4.5%, less the amount of any Withdrawals, Policy Loans or Monthly Deductions.

If you do not accept the Policy issued as applied for or you exercise your "free look" option, no interest will be credited and we will retain any interest earned on the Initial Net Premium.


policy choices
--------------------------------------------------------------------------------

[arrow] GENERAL


The Policy is designed to provide the Insured with lifetime insurance protection and to provide you with flexibility in amount and frequency of premium payments and level of life insurance proceeds payable under the Policy. It provides life insurance coverage with a Death Benefit payable to a named beneficiary or contingent beneficiary. You are not required to pay scheduled premiums to keep the Policy in force and you may, subject to certain limitations, vary the frequency and amount of premium payments. You may also adjust the level of life insurance payable under the Policy without having to purchase a new Policy by increasing or decreasing the Specified Amount.

To purchase a Policy, you must complete an application and submit it to us through the agent selling the Policy. You must furnish satisfactory evidence of insurability. We will generally not issue Policies to insure persons older than age 80. For ages 15 and over, each Insured's smoking status is reflected in the current cost of insurance rates. Policies issued in certain States will not directly reflect the Insured's sex in either the premium rates or the charges or values under the Policy. We may reject an application or premium or contest a Policy for any good reason.

The minimum Specified Amount at issue is $25,000. We reserve the right to revise our rules to specify different minimum Specified Amounts at issue. We may reinsure all or a portion of the Policy.


[arrow] PREMIUM PAYMENTS


The Policy is a flexible premium life insurance policy. This means that you may decide when to make premium payments and in what amounts. You must pay your premiums to us at our home office or through one of our authorized agents for forwarding to us. There is no fixed schedule of premium payments on the Policy either as to amount or frequency. You may determine, within certain limits, your own premium payment schedule. We will set forth the limits, which will include a minimum initial premium payment sufficient to keep the Policy in force for three months; they may also include limits on the total amount and frequency of payments in each policy year. No payment may be less than $25. In order to help you get the insurance benefits you desire, we will state a Planned Periodic Premium and Premium Frequency in the Policy. This premium will generally be based on your insurance needs and financial ability, the current financial climate, the Specified Amount of the Policy and the Insured's age, sex and risk class. You are not required to pay such premiums and failure to make any premium payment will not necessarily result in lapse of the Policy, so long as the Policy's Surrender Value is sufficient to pay the Monthly Deduction. Payment of the Planned Periodic Premiums will not guarantee that your Policy will remain in force. (See "Policy Lapse")

Premiums paid in excess of the Planned Periodic Premium or an increase in your Planned Periodic Premium may cause the Policy to be classified as a "Modified Endowment Contract" for federal income tax purposes. If at any time we receive a premium payment which would result in your Policy being deemed a modified endowment contract, we will refund the excess premium to you with interest within 60 days after the end of the Policy Year in which the premium was received. If, for any reason, we do not refund the excess premium within 60 days after the end of such Policy Year, the excess premium will be held in a separate deposit fund and credited with interest until refunded to you. The interest rate used on any refund, or credited to the separate deposit fund created by this provision, will be the excess premium's pro rata rate of return on the Contract until the date we notify you that the excess premium and the earnings on such excess premium have been removed from the Policy. After the date of such notice, the interest rate paid on the separate deposit fund will be such rate as we may declare from time to time on advance premium deposit funds. You may be notified of other options available to you. You also may choose to have the Policy be deemed a modified endowment contract and, if so, we will not refund the excess premium. (See--"Tax Matters").

Section 7702 of the Code includes a definition of life insurance for tax purposes. These rules place limits on premiums and on the relationship between the Death Benefit and the Accumulation Value. If you pay a premium which would result in total premiums exceeding the current maximum premium limitations, we will refund the premium to you with interest within 60 days after the end of the Policy Year in which the premium was received. If, for any reason, we do not refund the excess premium within such 60-day period, the excess premium will be held in a separate deposit fund and credited with interest until we refund it to you. The interest rate used on any refund, or credited to the separate deposit fund created by this provision, will be the excess premium's pro rata rate of return on the Contract until the date we notify you that the excess premium and the earnings on such excess premium have been removed from the Policy. After the date of such notice, the interest rate paid on the separate deposit fund will be such rate as we may declare from time to time on advance premium deposit funds. We will accept no further premium payments until allowed by the current maximum premium limitations required by the Code. We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.

Under limited circumstances, we may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed but no earlier than six months prior to state approval of the Policy. Backdating may be desirable, for example, so that you can purchase a particular Policy Specified Amount for lower Cost of Insurance Rate based on a younger insurance age. For a backdated Policy, you must pay the premium for the period between the Policy Date and the date we receive the application at the Home Office. Backdating of your Policy will not affect the date on which your premium payments are credited to the Separate Account.

We will allocate premium payments, net of the premium tax charge, plus interest earned prior to the Allocation Date, among the General Account and the divisions of the Separate Account in accordance with your directions to us. The minimum percentage of any net premium payment allocated to any division or the General Account is 5% and allocation percentages must be in whole numbers only. We will allocate your initial premium (including any interest), as you instructed, on the Allocation Date. We will allocate your subsequent premiums as of the date they are received in our Home Office. Prior to the Allocation Date, we will allocate the initial net premium, and any other premiums received, to the General Account. (See "Right of Policy Examination")

You may change your premium allocation instructions at any time. Your request may be written or by telephone, so long as the proper telephone authorization is on file with us. Allocations must be changed in whole percentages. The change will be effective as of the date of the next premium payment after you notify us. We will send you confirmation of the change. (See "Transfers and Allocations to Funding Options")


[arrow] DEATH BENEFIT OPTIONS


At the time of purchase, you must choose between the two available Death Benefit Options. The amount payable under the Policy will depend upon which Death Benefit Option you choose.


Under Option 1 the Death Benefit will be the greater of the current Specified Amount or the Accumulation Value on the date of death multiplied by the corridor percentage, as described below.

Under Option 2 the Death Benefit will be the current Specified Amount plus the Accumulation Value on the date of death.

The corridor percentage depends upon the Insured's attained age on the date of death and is used to determine a minimum ratio of Death Benefit to Accumulation Value. This is required to qualify the Policy as life insurance under the federal tax laws.

Under both Option 1 and Option 2, the Death Benefit will be reduced by a Withdrawal. (See "Withdrawals") The Death Benefit payable under either Option will also be reduced by the amount necessary to repay the Policy Debt in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force.


After we issue the Policy, you may, subject to certain restrictions, change the Death Benefit selection from Option 1 to Option 2, or vice versa, by sending us a request in writing. If you change the Death Benefit option from Option 2 to Option 1, the Specified Amount will be increased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit option from Option 1 to Option 2, the Specified Amount will be decreased by the Policy's Accumulation Value on the effective date of the change. We will require evidence of insurability on a request for a change from Option 1 to Option 2. We will not permit a change in the Death Benefit Option if the change would result in a Specified Amount which is less than the minimum Specified Amount of $25,000.


[arrow] TRANSFERS AND ALLOCATIONS TO
        FUNDING OPTIONS


You may transfer all or part of the Accumulation Value to any other Portfolio or to the General Account at any time. You must transfer a minimum of $250 each time. We currently permit 12 transfers per year without imposing any transfer charge. For transfers over 12 in any Policy Year, we may impose a transfer charge of the lesser of $25 or 10% of the amount transferred, which we will deduct on a pro rata basis from the Division or Divisions or the General Account into which the amount is transferred, unless you specify otherwise. We will not impose a Transfer Charge on the transfer of the initial Net Premium payments, plus interest earned, from the General Account to the Divisions on the Allocation Date, or on loan repayments. We will not impose a Transfer Charge for transfers under the Dollar Cost Averaging or Portfolio Rebalancing features. You may currently make up to 20 transfers per Policy Year. We reserve the right to modify transfer privileges and charges.

You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future premium payments allocated to the General Account. While you are doing this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, Attained Age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to increase the Specified Amount, surrender the Policy or make a withdrawal. The minimum period will increase if you choose to decrease the Specified Amount, make additional premium payments, or we credit a higher interest rate than that guaranteed for the General Account, or charge.


We will not impose a transfer charge for a transfer of all Accumulation Value in the Separate Account to the General Account. Transfers from the General Account to the Divisions of the Separate Account will be subject to the transfer charge unless they are one of the first 12 transfers in a Policy Year and except for the transfer of initial net premium payments, plus interest earned, from the General Account, loan repayments or transfers in connection with the Dollar Cost Averaging or Portfolio Rebalancing programs.


We reserve the right to refuse or restrict transfers made by third-party agents on behalf of Policyowners or pursuant to market timing services when we determine that such transfers will be detrimental to the Portfolios, Policyowners or you.


[arrow] TELEPHONE TRANSFERS, LOANS AND
        REALLOCATIONS


You, your authorized representative or a member of his/her administrative staff may request a transfer of Accumulation Value or reallocation of premiums (including allocation changes relating to existing Dollar Cost Averaging and Automatic Portfolio Rebalancing programs) either in writing or by telephone. In order to make telephone transfers, you must complete a written telephone transfer authorization form and return it to us at our Home Office. All transfers must be in accordance with the terms of the Policy. If the transfer instructions are not in good order, we will not execute the transfer and you will be notified.

We may also permit loans to be made by telephone, provided that your authorization form is on file with us. Only you may request loans by telephone.

We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm that telephone instructions are genuine. Any telephone instructions which we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.


[arrow] AUTOMATED TRANSFERS (DOLLAR COST
        AVERAGING AND PORTFOLIO
        REBALANCING)

Dollar Cost Averaging describes a system of investing a uniform sum of money at regular intervals over an extended period of time. Dollar Cost Averaging is based on the economic fact that buying a security with a constant sum of money at fixed intervals results in acquiring more of the item when prices are low and less of it when prices are high.


You may establish automated transfers of a specific dollar amount (the "Periodic Transfer Amount") on a monthly, quarterly or semi-annual basis from the Money Market Division or the General Account to any other Portfolio or to the General Account. You must have a minimum of $3,000 allocated to either the Money Market Division or the General Account in order to enroll in the Dollar Cost Averaging program. The minimum Periodic Transfer Amount is $250. A minimum of 5% of the Periodic Transfer Amount must be transferred to any specified Division. There is no additional charge for the program. You may start or stop participation in the Dollar Cost Averaging program at any time, but you must give the us at least 30 days' notice to change any automated transfer instructions that are currently in place. We reserve the right to suspend or modify automated transfer privileges at any time.

You may elect an Automatic Portfolio Rebalancing feature which provides a method for reestablishing fixed proportions between various types of investments on a systematic basis. Under this feature, we will automatically readjust the allocation between the Divisions and the General Account to the desired allocation, subject to a minimum of 5% per Division or General Account, on a quarterly, semi-annual or annual basis.


You may not elect Dollar Cost Averaging and Automatic Portfolio Rebalancing at the same time. We will make transfers and adjustments pursuant to these features on the Policy's Monthly Anniversary Date in the month when the transaction is to take place, or the next succeeding business day if the Monthly Anniversary Date falls on a holiday or weekend. We must have an authorization form on file before either feature may begin. Transfers under these features and not subject to the transfer fee and do not count toward the 12 free transfers or the 20 transfer maximum currently allowed per year.


Before participating in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs, you should consider the risks involved in switching between investments available under the Policy. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses. Automatic Portfolio Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Accumulation Value allocated to the better performing segments. Therefore, you should carefully consider market conditions and each Fund's investment policies and related risks before electing to participate in the Dollar Cost Averaging Program.


policy values
--------------------------------------------------------------------------------

[arrow] ACCUMULATION VALUE


The Accumulation Value of your Policy is determined on a daily basis. Accumulation Value is the sum of the values in the Divisions plus the value in the General Account. We calculate your Policy's Accumulation Value in the Divisions by units and unit values under the Policies. Your Policy's Accumulation Value will reflect the investment experience of the Divisions investing in the Portfolios, any additional Net Premiums paid, any withdrawals, any Policy Debt, and any charges assessed in connection with the Policy. We do not guarantee Accumulation Values in the Separate Account as to dollar amount.


On the Allocation Date, the Accumulation Value in the Separate Account (the "Separate Account Value") equals the initial premium payments, less the State Premium Tax Charge, plus interest earned prior to the Allocation Date, and less the Monthly Deduction for the first policy month. We will establish the initial number of units credited to the Separate Account for your Policy on the Allocation Date. At the end of each Valuation Period thereafter, the Accumulation Value in a Division is:

(i) the Accumulation Value in the Division on the preceding Valuation Date multiplied by the net investment factor, described below, for the current Valuation Period, plus


(ii) any Net Premium we receive during the current Valuation Period which is allocated to the Division, plus


(iii) all Accumulation Value transferred to the Division from another Division or the General Account during the current Valuation Period, minus

(iv) the Accumulation Value transferred from the Division to another Division or the General Account and Accumulation Value transferred to secure a Policy Debt during the current Valuation Period, minus

(v) all withdrawals from the Division during the current Valuation Period.

Whenever a Valuation Period includes the Monthly Anniversary Date, the Separate Account Value at the end of such period is reduced by the portion of the monthly deduction allocated to the Divisions.

[arrow] UNIT VALUES


We credit Units to you upon allocation of Net Premiums to a Division. Each Net Premium payment you allocate to a Division will increase the number of units in that Division. We credit both full and fractional units. We determine the number of units and fractional units by dividing the Net Premium payment by the unit value of the Division to which you have allocated the payment. We determine each Division's unit value on each Valuation Date. The number of units credited to your Policy will not change because of subsequent changes in unit value. The number is increased by subsequent contributions or transfers allocated to a Division, and decreased by charges and withdrawals from that Division. The dollar value of each Division's units will vary depending on the investment performance of the corresponding Portfolio, as well as any expenses charged directly to the Separate Account.

The initial Unit Value of each Division's units was $10.00. Thereafter, the Unit Value of a Division on any Valuation Date is calculated by multiplying the

Division's Unit Value on the previous Valuation Date by the Net Investment Factor for the Valuation Period then ended.

[arrow] NET INVESTMENT FACTOR

The Net Investment Factor measures each Division's investment experience and is used to determine changes in Unit Value from one Valuation Period to the next. We calculate the Net Investment Factor by dividing (1) by (2) and subtracting
(3) from the result, where:

(1) is the sum of:

    (a) the Net Asset Value of a Fund share held in the Separate Account for that Division determined at the end of the current Valuation Period; plus

    (b) the per share amount of any dividend or capital gain distributions made for shares held in the Separate Account for that Division if the ex-dividend date occurs during the Valuation Period;

(2) is the Net Asset Value of a Fund share held in the Separate Account for that Division determined as of the end of the preceding Valuation Period; and

(3) is the daily charge no greater than .0024657% for policy years 1 through 10 and .0017808% for policy years 11 and thereafter, representing the Mortality & Expense Risk Charge. This charge is equal, on an annual basis, to .90% (Policy Years 1 through 10) and .65% (Policy Years 11 and thereafter) of the daily Net Asset Value of Fund shares held in the Separate Account for that Division.

Because the Net Investment Factor may be greater than, less than or equal to 1, values in a Division may increase or decrease from Valuation Period to Valuation Period.

The General Account Value reflects amounts allocated to the General Account through payment of premiums or transfers from the Separate Account, plus interest credited to those amounts. Amounts allocated to the General Account, and interest thereon, are guaranteed; however there is no assurance that the Separate Account Value of the Policy will equal or exceed the Net Premiums paid and allocated to the Separate Account.

We will advise you at least annually as to the number of Units which remain credited to the Policy, the current Unit Values, the Separate Account Value, the General Account Value, and the Accumulation Value.

[arrow] SURRENDER VALUE


The Surrender Value of the Policy is the amount you can receive in cash by surrendering the Policy. The Surrender Value will equal (a) the Accumulation Value on the date of surrender; less (b) the Surrender Charge; less (c) the Policy Debt. (See Charges Deducted Upon Surrender)


policy rights
--------------------------------------------------------------------------------

[arrow] SURRENDERS


By written request, you may surrender the Policy for its Surrender Value at any time while the Insured is alive. All insurance coverage under the Policy will end on the date of the Surrender. All or part of the Surrender Value may be applied to one or more of the Settlement Options described in this Prospectus or in any manner to which we agree and that we make available. (See Right to Defer Payment, Policy Settlement and Payment of Benefits)


[arrow] WITHDRAWALS


By Written Request, you may, at any time after the expiration of the Free Look Period, make withdrawals from the Policy. We will deduct a charge equal to the lesser or $25 or 2% of the amount of the withdrawal from the amount of the Cash Value which you withdraw. The minimum amount of any withdrawal after the charge is applied is $500. The amount you withdraw cannot exceed the Cash Value less any Policy Debt. We will also deduct a pro rata Surrender Charge unless the withdrawal is combined with a request to maintain or increase the Specified Amount.


Withdrawals will generally affect the Policy's Accumulation Value, Cash Value and the life insurance proceeds payable under the Policy as follows.

[diamond] The Policy's Cash Value will be reduced by the amount of the withdrawal;

[diamond] The Policy's Accumulation Value will be reduced by the amount of the withdrawal plus any applicable pro rata Surrender Charge;
[diamond] Life insurance proceeds payable under the Policy will generally be reduced by the amount of the withdrawal plus any applicable pro rata Surrender Charge, unless the withdrawal is combined with a request to maintain the Specified Amount.

The withdrawal will reduce the Policy's values as described in the "Charges Deducted Upon Surrender" section.


If the Death Benefit Option for the Policy is Option 1, a withdrawal will reduce the Specified Amount. However, we will not allow a withdrawal if the Specified Amount will be reduced below the $10,000.


If the Death Benefit Option for the Policy is Option 2, a withdrawal will reduce the Accumulation Value, usually resulting in a dollar-for-dollar reduction in the life insurance proceeds payable under the Policy.


You may allocate a withdrawal among the Divisions and the General Account. If you do not make such an allocation, we will allocate the withdrawal among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the General Account Value, less any Policy Debt, bears to the total Accumulation Value of the Policy, less any Policy Debt. (See Right to Defer Payment, Policy Changes and Payment of Benefits)


[arrow] GRACE PERIOD


If your Policy's Surrender Value is insufficient to satisfy the Monthly Deduction, your Policy will go into lapse pending status. We will allow you 61 days of grace for payment of an amount sufficient to continue coverage. This amount must be sufficient in amount, after the deduction of the premium tax charge, to cover the monthly deductions for at least three policy months.

We will mail written notice to your last known address, according to our records, not less than 61 days before termination of the Policy. We will also mail this notice to the last known address of any assignee of record.


The Policy will stay in force during the Grace Period. If the Insured dies during the Grace Period, we will reduce the Death Benefit by the amount of any Monthly Deduction due and the amount of any outstanding Policy Debt.

If payment is not made within 61 days after the Monthly Anniversary Day, the Policy will terminate without value at the end of the Grace Period.

[arrow] REINSTATEMENT OF A LAPSED POLICY


If the Policy terminates as provided in its Grace Period, you may reinstate it. To reinstate the Policy, the following conditions must be met:


[diamond] The Policy has not been fully surrendered.

[diamond] You must apply for reinstatement within 5 years after the date of termination.


[diamond] We must receive evidence of insurability satisfactory to us.

[diamond] The premium payment you make must be sufficient, after deduction of the premium tax charge, to cover the monthly deductions for three policy months after the reinstatement date.

[diamond] If a loan was outstanding at the time of lapse, we will require that either you repay or reinstate the loan before we reinstate the Policy.


Supplemental Benefits will be reinstated only with our consent. (See Grace Period and Premium Payments)

[arrow] RIGHT TO DEFER PAYMENT


Payments of any Separate Account Value will be made within 7 days after our receipt of your Written Request. However, we reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange is closed (except holidays or weekends); (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that disposal of the securities held in the Funds is not reasonably practicable or it is not reasonably practicable to determine the value of the Funds' net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. For payment from the Separate Account in such instances, we may defer payment of Full Surrender and Withdrawal Values, any Death Benefit in excess of the current Specified Amount, transfers and any portion of the Loan Value.

Payment of any General Account value may be deferred for up to six months, except when used to pay amounts due us.

[arrow] POLICY LOANS


We will grant loans at any time after the first policy anniversary using the Policy as security for the loan. The amount of the loan will not be more than the Loan Value. Unless otherwise required by state law, the Loan Value for this Policy is 90% of Cash Value at the end of the Valuation Period during which the loan request is received. The maximum amount you can borrow at any time is the Loan Value reduced by any outstanding Policy Debt. Loans have priority over the claims of any assignee or any other person.

We will usually disburse loan proceeds within seven days from the Date of Receipt of a loan request, although we reserve the right to postpone payments under certain circumstances. See "Right to Defer Payment". We may, in our sole discretion, allow you to make loans by telephone if you have filed a proper telephone authorization form with us. So long as your Policy is in force and an Insured is living, you may repay your loan in whole or in part at any time without penalty.

Accumulation Value equal to the loan amount will be maintained in the General Account to secure the loan. You may allocate a policy loan among the Divisions of the Separate Account and the existing General Account value that is not already allocated to secure a Policy Loan, and we will transfer Separate Account Value as you have indicated. If you do not make this allocation, the loan will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the Accumulation Value in the General Account less Policy Debt bears to the total Accumulation Value of the Policy, less Policy Debt, on the date of the loan. We will make a similar allocation for unpaid loan interest due. A policy loan removes Accumulation Value from the investment experience of the Separate Account, which will have a permanent effect on the Accumulation Value and Death Benefit even if the loan is repaid. General Account value equal to Policy Debt will accrue interest daily at the lesser of an annual rate of 6% or the interest rate currently credited to the General Account.


We will charge interest on any outstanding Policy Debt. The maximum interest rate is 8% compounded annually. There are two types of loans available. A Type A loan is charged the same interest rate as the interest credited to the amount of the Accumulation Value held in the General Account to secure loans. The amount available at any time for a Type A loan is the maximum loan amount, less the Guideline Single Premium at issue, as set forth in the Code, less any outstanding Type A loans. Any other loans are Type B loans. A Type B loan is charged the prevailing interest rate, but not more than the maximum. One loan request can result in both a Type A and a Type B loan. A loan request will first be granted as a Type A loan, to the extent available, and then as a Type B loan. Once a loan is granted, it remains a Type A or Type B loan until it is repaid. Interest is due and payable at the end of each Policy Year and any unpaid interest due becomes loan principal. Increases in the Specified Amount will affect the amount available for a Type A loan; however, decreases in the Specified Amount will have no effect on the amount available.


In the future, we may charge lower interest rates on policy loans. If the loan interest rate is less than 8%, we can increase the rate once each policy year by a maximum of 1%. We will notify you and any assignee of record of any change in the interest rate at least 30 days before the effective date of the increase.

If Policy Debt exceeds Cash Value, we will notify you and any assignee of record. You must make a payment within 61 days from the date Policy Debt exceeds Cash Value or the Policy will lapse and terminate without value (See "Grace Period"). If this happens, you may be taxed on the total appreciation under the Policy. However, you may reinstate the Policy, subject to proof of insurability and payment of a reinstatement premium. See "Reinstatement of a Lapsed Policy".

You may repay the Policy Debt, in whole or in part, at any time during the Insured's life, so long as the Policy is in force. The amount necessary to repay all Policy Debt in full will include any accrued interest. If there is any Policy Debt, we will apply payments received from you as follows: we will apply premium payments in the amount of the Planned Periodic Premium, received at the Premium Frequency, as premium unless you specifically designate the payment as a loan repayment. We will apply premium payments in excess of the Planned Periodic Premium or premium payments received other than at the Premium Frequency, first as policy loan repayments, then as premium when you have repaid the Policy Debt. If you have both a Type A and a Type B loan, we will apply repayments first to the Type B loan and then to the Type A loan.

Upon repayment of all or part of the Policy Debt, we will transfer the Policy's Accumulation Value securing the repaid portion of the debt in the General Account to the Divisions and the General Account in the same proportion in which the loan was taken.

An outstanding loan amount will decrease the Surrender Value available under the Policy. For example, if a Policy has a Surrender Value of $10,000, you may take a loan of 90% or $9,000, leaving a new Surrender Value of $1,000. If a loan is not repaid, the decrease in the Surrender Value could cause the Policy to lapse. In addition, the Death Benefit will be decreased because of an outstanding Policy Loan. Furthermore, even if you repay the loan, the amount of the Death Benefit and the Policy's Surrender Value may be permanently affected since the Loan Value is not credited with the investment experience of the Funds.


[arrow] POLICY CHANGES


You may make changes to your Policy, as described below, by submitting a Written Request to our Home Office. Supplemental Policy specification pages and/or a notice confirming the change will be sent to you once the change is completed.


Increase or Decrease in Specified Amount


You may increase the Specified Amount at any time after the Policy has been issued or you may decrease the Specified Amount after the first Policy Year, so long as you are under attained age 85, and you send us a written request along with the Policy. However:

[diamond] Any increase or decrease must be at least $25,000
[diamond] Any increase or decrease will affect your cost of insurance charge [diamond] Any increase or decrease may affect the monthly deduction adjustment [diamond] Any increase will affect the amount available for a Type A loan, but a decrease will not have any such effect
[diamond] Any increase will require a supplemental application and satisfactory evidence of insurability
[diamond] Any increase will be effective on the Monthly Anniversary Date after the Date of Receipt of the request
[diamond] Any decrease will first apply to coverage provided by the most recent increase, then to the next most recent, and so on, and finally to the coverage under the original application
[diamond] Any decrease may result in federal tax implications under DEFRA/TAMRA
          (See "Federal Tax Matters")


[arrow] CHANGE IN DEATH BENEFIT OPTION

Any change in the Death Benefit Option is subject to the following conditions:

[diamond] The change will take effect on the Monthly Deduction Day on or next following the date on which your Written Request is received. [diamond] There will be no change in the Surrender Charge.
[diamond] Evidence of insurability may be required.
[diamond] Changes from Option 1 to 2 will be allowed at any time while this Policy is in force, subject to evidence of insurability satisfactory to us. The Specified Amount will be reduced to equal the Specified Amount less the Accumulation Value at the time of the change.
[diamond] Changes from Option 2 to 1 will be allowed at any time while this Policy is in force. The new Specified Amount will be increased to equal the Specified Amount plus the Accumulation Value as of the date of the change.

(See Surrender Charge and Right of Policy Examination)

[arrow] RIGHT OF POLICY EXAMINATION
        ("FREE LOOK PERIOD")


The Policy has a free look period during which you may examine the Policy. If for any reason you are dissatisfied, you may return the Policy to us at our Home Office or to our representative within 10 days of delivery of the Policy to you (or within a different period if required by State law), within 45 days of the date you signed the application for insurance, or within 10 days after mailing or personal delivery of the Right of Withdrawal, whichever is later. Return the Policy to Jefferson Pilot LifeAmerica Insurance Company at One Granite Place, Concord, New Hampshire 03301. Upon its return, the Policy will be deemed void from its beginning. We will return to you within seven days all payments we received on the Policy. Prior to the Allocation Date, we will hold the initial Net Premium in our General Account. We will retain any interest earned if the Free Look right is exercised, unless otherwise required by State law.

[arrow] SUPPLEMENTAL BENEFITS

The supplemental benefits currently available as riders to the Policy include the following:


[diamond] Children's Term Insurance Rider - provides increments of level term insurance on the Insured's children, subject to the terms of the rider.
[diamond] Guaranteed Insurability Rider - provides that the Insured can purchase additional insurance at certain future dates, or increase the Specified Amount, without evidence of insurability, subject to the terms of the rider.
[diamond] Accidental Death Benefit Rider - provides additional insurance if the
          Insured's death results from an accident, as defined in the rider. [diamond] Guaranteed Death Benefit Rider - guarantees that the Policy will stay in force during the guarantee period specified in the rider with a Death Benefit equal to the Specified Amount, subject to the terms of the rider.
[diamond] Waiver of Specified Premium Rider--provides for payment by us of a specified monthly premium into the Policy while you are disabled, as defined in the rider.
[diamond] Exchange of Insured Rider--allows you to exchange the Policy for a reissued policy on the life of a substitute insured, subject to the terms of the rider.
[diamond] Terminal Illness Accelerated Benefit Rider-- provides for an advance of up to 50% of a policy's eligible death benefit subject to a maximum of $250,000 per insured with a medical determination of terminal illness, subject to the terms of the rider.
[diamond] Other Insured Term Rider--provides increments of level terms insurance on the life of an insured other than the Insured under the Policy, subject to the terms of the rider.
[diamond] Primary Insured Term Rider--provides increments of level term insurance on the Insured's life, subject to the terms of the rider.

Other riders for supplemental benefits may become available under the Policy from time to time. The charges for each of these riders are illustrated in your Policy.


death benefit
--------------------------------------------------------------------------------


The Death Benefit under the Policy will be paid in a lump sum unless you or the beneficiary have elected that they be paid under one or more of the available Settlement Options.

Payment of the Death Benefit may be delayed if the Policy is being contested. you may elect a Settlement Option for the beneficiary and deem it irrevocable. you may revoke or change a prior election. The beneficiary may make or change an election within 90 days of the Insured's death, unless you have made an irrevocable election.

All or part of the Death Benefit may be applied under one of the Settlement Options, or such options as we may choose to make available in the future.

If the Policy is assigned as collateral security, we will pay any amount due the assignee in a lump sum. Any excess Death Benefit due will be paid as elected.


(See "Right to Defer Payment" and "Policy Settlement")

policy settlement
--------------------------------------------------------------------------------

We will pay proceeds in whole or in part in the form of a lump sum of the Settlement Options available under the Policy upon the death of the Insured or upon Surrender or upon maturity.


You may make a Written Request may be made to elect, change or revoke a Settlement Option before payments begin under any Settlement Option. This request will take effect upon its filing at our Home Office. If you have not elected a Settlement Option when the Death Benefit becomes payable to the beneficiary, that beneficiary may make the election.

[arrow] SETTLEMENT OPTIONS

The following Settlement Options are available under the Policy:

Option A--Installments of a specified amount. Payments of an agreed amount to be made monthly until the proceeds and interest are exhausted.

Option B--Installments for a specified period. Payments to be made monthly for an agreed number of years.

Option C--Life Income. Payments to be made each month for the lifetime of the payee. We guarantee that payments will be made for a minimum of 10, 15 or 20 years, as agreed upon.


Option D--Interest. We will pay interest on the proceeds we hold, calculated at the compound rate of 3% per year. We will make interest payments at 12, 6, 3 or 1 month intervals.

Option E--Interest: Retained Asset Account (Performance Plus Account). We will pay interest on the proceeds we hold, based on the floating 13 week U.S. Treasury Bill rate fixed quarterly. The payee can write checks against such account at any time and in any amount up to the total in the account. The checks must be for a minimum of $250.


The interest rate for Options A, B and D will not be less than 3% per year. The interest rate for Option C will not be less that 2.5% per year. The interest rate for Option E will not be less than 2% per year.


Unless otherwise stated in the election of any option, the payee of the policy benefits shall have the right to receive the withdrawal value under that option. For Options A, D and E, the withdrawal value shall be any unpaid balance of proceeds plus accrued interest. For Option B, the withdrawal value shall be the commuted value of the remaining payments. We will calculate this withdrawal value on the same basis as the original payments. For Option C, the withdrawal value will be the commuted value of any remaining guaranteed payments. If the payee is alive at the end of the guarantee period, we will resume the payment on that date. The payment will then continue for the lifetime of the payee.


If the payee of policy benefits dies before the proceeds are exhausted or the prescribed payments made, a final payment will be made in one sum to the estate of the last surviving payee. The amount to be paid will be calculated as described for the applicable option in the Withdrawal Value provision of the Policy.

An option may be made only if proceeds are $25,000 or more. We reserve the right to change payment intervals to increase payments to $250 each.

Calculation of Settlement Option Values

The value of the Settlement Options will be calculated as set forth in the Policy.

the company
--------------------------------------------------------------------------------

Jefferson Pilot LifeAmerica Insurance Company ("JP LifeAmerica" or "the Company") is a stock life insurance company chartered in 1897 in New Jersey. Prior to May 1, 1998, JP LifeAmerica was known as Chubb Colonial Life Insurance Company. JP LifeAmerica is a wholly-owned subsidiary of Jefferson Pilot Financial Insurance Company ("JP Financial"), a New Hampshire life insurance company. Effective April 30, 1997, JP Financial, formerly a wholly-owned subsidiary of The Chubb Corporation, became a wholly-owned subsidiary of Jefferson-Pilot Corporation, a North Carolina corporation. The principal offices of Jefferson-Pilot Corporation are located at 100 North Greene Street, Greensboro, North Carolina 27401; its telephone number is 336-691-3000. JP LifeAmerica's service center is located at One Granite Place, Concord, New Hampshire 03301; its telephone number is 800-258-3648.

The Company is licensed to do life insurance business in forty-nine states of the United States, Puerto Rico, the U.S. Virgin Islands, Guam and in the District of Columbia.


At December 31, 1999, JP LifeAmerica had total assets of $542 million and had over $2.8 million of insurance in force, while total assets of Jefferson-Pilot Corporation and its subsidiaries (including JP LifeAmerica) were approximately $26.4 billion.

The Company writes individual life insurance and annuities. It is subject to New Jersey law governing insurance.


The Company is currently rated AAA (Superior) by Duff & Phelps, AAA (Superior) by Standard & Poor's Corporation and A by A.M. Best and Company. These ratings do not apply to JPF Separate Account B, but reflect the opinion of the rating companies as to the Company's relative financial strength and ability to meet its contractual obligations to its policyowners.

directors and officers
--------------------------------------------------------------------------------
                          MANAGEMENT OF JP LIFEAMERICA

               Executive Officers and Directors of JP LifeAmerica
                                    Directors


                               Principal Occupation and
Name                           Business Address
------------------------------ ------------------------------------------------------------
Dennis R. Glass .............. Executive Vice President (also serves as Executive Vice
                               President, Chief Financial Officer of Jefferson Pilot
                               Financial Insurance Company and Jefferson-Pilot Life
                               Insurance Company)
                               100 North Greene Street
                               Greensboro, North Carolina 27401
Kenneth C. Mlekush ........... President (also serves as President of Jefferson Pilot
                               Financial Insurance Company and Executive Vice
                               President of Jefferson-Pilot Life Insurance Company)
                               100 North Greene Street
                               Greensboro, North Carolina 27401
David A. Stonecipher ......... Chairman and Chief Executive Officer (also serves as
                               Chairman and Chief Executive Officer of Jefferson Pilot
                               Financial Insurance and President and Chief Executive
                               Officer of Jefferson-Pilot Life Insurance Company)
                               100 North Greene Street
                               Greensboro, North Carolina 27401


                   Executive Officers (Other Than Directors)


Name                               Position
---------------------------------- ----------------------------------------------
Charles C. Cornelio .............. Executive Vice President
Leslie L. Durland ................ Executive Vice President
John D. Hopkins .................. Executive Vice President, General Counsel
John C. Ingram ................... Executive Vice President
Reggie D. Adamson ................ Senior Vice President
Ronald R. Angarella .............. Senior Vice President
Charles P. Elam II ............... Senior Vice President, Annuity Actuary
Hal B. Phillips, Jr .............. Senior Vice President, Chief Life Actuary
Richard T. Stange ................ Senior Vice President, Deputy General Counsel
John W. Wells .................... Senior Vice President
James R. Abernathy ............... Vice President
H. Lusby Brown ................... Vice President
Margaret O. Cain ................. Vice President
Rebecca M. Clark ................. Vice President
Richard C. Dielensnyder .......... Vice President
Kenneth S. Dwyer ................. Vice President
Peter N. Ellinwood ............... Vice President
Ronald H. Emery .................. Vice President
James A. Hoffman II .............. Vice President, Associate General Counsel
Donald M. Kane ................... Vice President
Patrick A. Lang .................. Vice President

Name                                   Position
------------------------------------   ---------------------------------
Shari J. Lease .....................   Vice President
James E. MacDonald, Jr. ............   Vice President
Donna L. Metcalf ...................   Vice President
Thomas E. Murphy, Jr. M.D. .........   Vice President, Medical Director
Robert A. Reed .....................   Vice President, Secretary
James M. Sandelli ..................   Vice President
Russell C. Simpson .................   Vice President, Treasurer
Francis A. Sutherland, Jr. .........   Vice President
John A. Thomas .....................   Vice President
John A. Weston .....................   Vice President
Robert H. Whalen ...................   Vice President



The officers and employees of JP LifeAmerica who have access to the assets of Separate Account B are covered by a fidelity bond issued by American International Group in the amount of $20,000,000.


additional information
--------------------------------------------------------------------------------

[arrow] REPORTS TO POLICYOWNERS


We will maintain all records relating to the Separate Account. At least once in each Policy Year, we will send you an Annual Summary containing the following information:


1. A statement of the current Accumulation Value and Cash Value since the prior report or since the Issue Date, if there has been no prior report;

2. A statement of all premiums paid and all charges incurred;

3. The balance of outstanding Policy Loans for the previous calendar year;

4. Any reports required by the 1940 Act.

We will promptly mail confirmation notices at the time of the following transactions:

1. policy issue;

2. receipt of premium payments;

3. initial allocation among Divisions on the Allocation Date;

4. transfers among Divisions;

5. change of premium allocation;

6. change between Death Benefit Option 1 and Option 2;

7. increases or decreases in Specified Amount;

8. withdrawals, surrenders or loans;

9. receipt of loan repayments;

10. reinstatements; and

11. redemptions due to insufficient funds.

[arrow] RIGHT TO INSTRUCT VOTING OF FUND
        SHARES


In accordance with our view of present applicable law, we will vote the shares of the Funds held in the Separate Account in accordance with instructions received from Policyowners having a voting interest in the Funds. Policyowners having such an interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions. The number of shares you have a right to vote will be determined as of a record date established by the Fund. The number of votes that you are entitled to direct with respect to a Fund will be determined by dividing your Policy's Accumulation Value in a Division by the net asset value per share of the corresponding Portfolio in which the Division invests. We will solicit your voting instructions by mail at least 14 days before any shareholders meeting.

We will cast the votes at meetings of the shareholders of the Fund and our votes will be based on instructions received from Policyowners. However, if the Investment Company Act of 1940 or any regulations thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Fund in our right, we may elect to do so.

We will vote Fund shares for which we do not receive timely instructions and Fund shares which are not otherwise attributable to Policyowners in the same proportion as the voting instruction which we receive for all Policies participating in each Fund through the Separate Account.


[arrow] DISREGARD OF VOTING INSTRUCTIONS


When required by state insurance regulatory authorities, we may disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Fund or to approve or disapprove an investment advisory contract for a Fund. We may also disregard voting instructions initiated by a Policyowner in favor of changes in the investment policy or the investment adviser of the Fund if we reasonably disapprove of such changes.

We only disapprove a change if the proposed change is contrary to state law or prohibited by state regulatory authorities or if we determine that the change would have an adverse effect on the Separate Account if the proposed investment policy for a fund would result in overly speculative or unsound investments. In the event that we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.


[arrow] STATE REGULATION

Jefferson Pilot LifeAmerica Insurance Company is governed under the laws of the state of New Jersey and is regulated and supervised by the New Jersey Insurance Commissioner. Periodically, the Commissioner examines the assets and liabilities of JP LifeAmerica and Separate Account B and verifies their adequacy. JP LifeAmerica is also subject to the New York insurance laws.


In addition, JP LifeAmerica is subject to the insurance laws and regulations of other states within which it is licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

We will offer the Policy for sale in all jurisdictions where we are authorized to do business and where the Policy has been approved by the appropriate Insurance Department or regulatory authorities. Any significant variations from the information appearing in this Prospectus which are required due to individual state requirements are contained in endorsements to the Policy.


[arrow] LEGAL MATTERS


We know of no material legal proceedings pending to which either the Separate Account or the Company is a party or which would materially affect the Separate Account. The legal validity of the securities described in the prospectus has been passed on by our Counsel. The law firm of Jorden Burt Boros Cicchetti Berenson & Johnson, 1025 Thomas Jefferson Street, Suite 400, East Lobby, Washington, DC 20007-5201, serve as our Special Counsel with regard to the federal securities laws.


[arrow] THE REGISTRATION STATEMENT

We have filed a Registration Statement under the Securities Act of 1933 relating to the offering described in this Prospectus. This Prospectus does not include all of the information set forth in the Registration Statement, certain portions of which have been omitted pursuant to SEC rules and regulations. You should refer to the instrument as filed to obtain any omitted information.

[arrow] FINANCIAL STATEMENTS


Our financial statements which are included in the Prospectus should be considered only as bearing on our ability to meet our obligations under the Policy. They should not be considered as bearing on the investment experience of the assets held in the Separate Account.

There has been no material adverse change in our financial position since the dates of the audited financial statements.


[arrow] EMPLOYMENT BENEFIT PLANS


Employers and employee organizations should consider, in connection with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a policy in connection with an employment-related insurance or benefit plan. The U.S. Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.


[arrow] DISTRIBUTION OF THE POLICY

Jefferson Pilot Variable Corporation (JPVC), a North Carolina corporation incorporated on January 13, 1970, will serve as principal underwriter of the securities offered under the Policy as defined by the federal securities laws. The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for us, are also registered representatives of broker-dealers who have entered into written sales agreements with JPVC. Any such broker-dealers will be registered with the SEC and will be members of the National Association of Securities Dealers, Inc. We may also offer and sell policies directly.


We will pay commissions under various schedules and accordingly commissions will vary with the form of schedule selected. In any event, commissions to registered representatives are not expected to exceed 90% of first year target premium and 4% of first year excess premium, and 4% of target premium for the second through fifteenth policy years for both renewals and excess premium. Compensation arrangements vary among broker-dealers. Override payments, expense allowances and bonuses based on specific production levels may be paid. Alternative Commission Schedules will reflect differences in up-front commissions versus ongoing asset-based compensation. Except as previously described in this prospectus, no separate deductions from premiums are made to pay sales commissions or sales expenses.

[arrow] INDEPENDENT AUDITORS


Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts, are the independent auditors for the Separate Account and Ernst & Young LLP, 300 North Greene Street, Greensboro, North Carolina, are the independent auditors for the Company. The services provided to the Separate Account include primarily the examinations of the Separate Account's financial statements.


[arrow] GROUP OR SPONSORED ARRANGEMENTS

Policies may be purchased under group or sponsored arrangements. A group arrangement includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals on a group basis. A sponsored arrangement includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

We may reduce the following types of charges for Policies issued in connection with group or sponsored arrangement: the cost of insurance charge, surrender or withdrawal charges, administrative charges, charges for withdrawal or transfer, the guaranteed death benefit charge and charges for optional rider benefits. We may also issue Policies in connection with group or sponsored arrangements on a "non-medical" or guaranteed issue basis; actual monthly cost of insurance charges may be higher than the current cost of insurance charges under otherwise identical Policies that are medically underwritten. We may also specify different minimum Specified Amounts at issue for Policies issued in connection with group or sponsored arrangements.


We may also reduce or eliminate certain charges or underwriting requirements for Policies issued in connection with an exchange of another JP LifeAmerica policy or a policy issued by any JP LifeAmerica affiliate.


The amounts of any reduction, the charges to be reduced, the elimination or modification of underwriting requirements and the criteria for applying a reduction or modification will generally reflect the reduced sales and administrative effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction or modification. Reductions and modifications will not be made where prohibited by law and will not be unfairly discriminatory.

tax matters
--------------------------------------------------------------------------------

[arrow] GENERAL


Following is a discussion of the federal income tax considerations relating to the Policy. This discussion is based on our understanding of federal income tax laws as they not exist and are currently interpreted by the Internal Revenue Service. These laws are complex and tax results may vary among individuals. Anyone contemplating the purchase of or the exercise of elections under the Policy should seek competent tax advice.


[arrow] FEDERAL TAX STATUS OF THE COMPANY


We are taxed as a life insurance company in accordance with the Internal Revenue Code of 1986 as amended ("Code"). For federal income tax purposes, the operations of each Separate Account form a part of our total operations and are not taxed separately, although operations of each Separate Account are treated separately for accounting and financial statement purposes.

Both investment income and realized capital gains of the Separate Account are reinvested without tax since the Code does not impose a tax on the Separate Account for these amounts. However, we reserve the right to make a deduction for such tax should one be imposed in the future.


[arrow] LIFE INSURANCE QUALIFICATION


The Policy contains provisions not found in traditional life insurance policies. However, we believe that it should qualify under the Code as a life insurance contract for federal income tax purposes, with the result that all Death Benefits paid under the Policy will generally be excludable from the gross income of the Policy's Beneficiary. If at any time the premium paid under the policy exceeds the amount allowable for such qualification, we will refund the premium to you with interest within 60 days after the end of the Policy Year in which the premium was received. If, for any reason, we do not refund the excess premium within that 60 day period, we will hold the excess premium in a separate deposit fund and credit it with interest until we refund it to you. The interest rate used on any refund, or credited to the separate deposit fund created by this provision, will be the excess premium's pro rata rate of return on the Contract until the date we notify you that the excess premium and the earnings on such excess premium have been removed from the Policy. After the date of such notice, the interest rate paid on the separate deposit fund will be such rate as we may declare from time to time on advance premium deposit funds. We may also notify you of other options available to you to keep your policy in compliance with the Code. We also reserve the right to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.


We also reserve the right to refuse to make any change in the Specified Amount, the Death Benefit Option or any other change, if such change would cause the Policy to fail to qualify as life insurance under the Code.

Section 7702 of the Code includes a definition of life insurance for tax purposes. The definition provides limitations on the relationship between the death benefit and the account value. If necessary, we will increase your death benefit to maintain compliance with Section 7702.


The federal income tax treatment of a distribution from the Policy will depend on whether a Policy is a life insurance policy and also if it is determined to be a "modified endowment contract", as defined by the Code. We will notify you if the amount of premiums paid would cause your Policy to be a modified endowment contract and will allow a refund of the excess premium. Thus, we will allow the Policy to become a modified endowment contract only with your consent. Otherwise, if at any time the premiums paid under the policy exceed the limit for avoiding modified endowment contract status, we will refund the excess premium to you with interest within 60 days after the end of the Policy Year in which we received the premium. If, for any reason, we do not refund the excess premium with that 60 day period, we will hold the excess premium in a separate deposit fund and credit it with interest until we refund it to you. The interest rate used on any refund, or credited to the separate deposit fund created by this provision, will be the excess premium's pro rata rate of return on the Contract until the date we notify you that the excess premium and the earnings on such excess premium have been removed from the Policy. After the date of such notice, the interest rate paid on the separate deposit fund will be such rate as we may declare from time to time on advance premium deposit funds. We may also notify you of other options available to you.

A modified endowment contract is a life insurance policy which fails to meet a "seven-pay" test. In general, a policy will fail the seven-pay test if the cumulative amount of premiums paid under the policy at any time during the first seven policy years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical policy issued on the same insured persons and for the same initial death benefit which, under specified conditions (which include the absence of expense and administrative charges), would be fully paid for after seven years. your policy will be treated as a modified endowment unless the cumulative premiums paid under your policy, at all times during the first seven policy years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical policy on or before such times.


Whenever there is a "material change" under a policy, it will generally be treated as a new contract for purposes of determining whether the policy is a modified endowment, and subject to a new seven-pay premium period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prospective adjustment formula, the Policy Account Value of the policy at the time of such change. A materially changed policy would be considered a modified endowment if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in death benefit option, the selection of additional benefits, the restoration of a terminated policy and certain other changes.


If the benefits under your policy are reduced, for example, by requesting a decrease in Face Amount, or in some cases by making withdrawals, terminating additional benefits under a rider, changing the death benefit option, or as a result of policy termination, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the policy will become a modified endowment unless you request a refund of the excess premium, as outlined above. Generally, a life insurance policy which is received in exchange for a modified endowment or a modified endowment which terminates and is restored, will also be considered a modified endowment.


If a Policy is deemed to be a modified endowment contract, any distribution from the Policy will be taxed in a manner comparable to distributions from annuities (i.e., on an "income first") basis; distributions for this purpose include a loan, pledge, assignment or partial withdrawal. Any such distributions will be considered taxable income to the extent Accumulation Value under the Policy exceeds investment in the Policy.

A 10% penalty tax will apply to the taxable portion of such a distribution. No penalty will apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability which can be expected to result in death or to be of indefinite duration or (iii) received as part of a series of substantially equal periodic annuity payment for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.


To the extent a Policy becomes a modified endowment contract, any distribution, as defined above, which occurs in the policy year it becomes a modified endowment contract and in any year thereafter, will be taxable income to you. Also, any distributions within two years before a Policy becomes a modified endowment contract will also be income taxable to you to the extent that accumulation value exceeds investment in the Policy, as described above. The Secretary of the Treasury has been authorized to prescribe rules which would similarly treat other distributions made in anticipation of a policy becoming a modified endowment contract. For purposes of determining the amount of any distribution includable in income, all modified endowment contract policies that fail the above-described tests which are issued by the same insurer, or its affiliates, to the same policyowner during any calendar year are treated as one contract. The Secretary of the Treasury is also authorized to issue regulations in this connection.


In addition to the distribution rules for modified endowment contracts, the Code and proposed regulations thereunder require that reasonable mortality and other charges be used in satisfying the definition of life insurance. The death benefit under a policy which meets this definition will continue to be excluded from the beneficiary's gross income. We believe that the Policy meets this definition. As long as a policy does not violate the tests described above, it will not fail to meet the tests of the Code and the general tax provisions described herein still apply.


The foregoing summary does not purport to be complete or to cover all situations, and, as always, there is some degree of uncertainty with respect to the application of the current tax laws. In addition to the provisions discussed above, the United States Congress may consider other legislation which, if enacted, could adversely affect the tax treatment of life insurance policies. Also, the Treasury Department may amend current regulations or adopt new regulations with respect to this and other Code provisions. Therefore, you are advised to consult a tax adviser or attorney for more complete tax information, specifically regarding the applicability of the Code provisions to your situation.

Under normal circumstances, if the Policy is not a modified endowment contract, loans received under the Policy will be construed as your indebtedness. You are advised to consult a tax adviser or attorney regarding the deduction of interest paid on loans.

Even if the Policy is not a modified endowment contract, a partial withdrawal, together with a reduction in death benefits during the first 15 Policy Years may create taxable income for you. The amount of that taxable income is determined under a complex formula and it may be equal to part or all of, but not greater than, the income on the contract. A withdrawal made after the first 15 Policy Years will be taxed on a recovery of premium-first basis, and will only be subject to federal income tax to the extent such proceeds exceed the total amount of premiums you have paid that have not been previously withdrawn.

If you make a withdrawal, surrender, loan or exchange of the Policy, we may be required to withhold federal income tax from the portion of the money you receive that is includable in your federal gross income. A Policyowner who is not a corporation may elect not to have such tax withheld; however, such election must be made before we make the payment. In addition, if you fail to provide us with a correct taxpayer identification number (usually a social security number) or if the Treasury notifies us that the taxpayer identification number which has been provided is not correct, the election not to have such taxes withheld will not be effective. In any case, you are liable for payment of the federal income tax on the taxable portion of money received, whether or not an election to have federal income tax withheld is made. If you elect not to have federal income tax withheld, or if the amount withheld is insufficient, then you may be responsible for payment of estimated tax. You may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are insufficient. We suggest that you consult with a tax adviser or attorney as to the tax implications of these matters.


In the event that a Policy owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, tax consequences of ownership or receipt of proceeds under the Policy could differ from those stated herein. However, if ownership of such a Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the federal tax rules described above. A Policy owned by a trustee under such a plan may be subject to restrictions under ERISA and tax adviser should be consulted regarding any applicable ERISA requirements.

The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans and others, where the tax consequences may vary depending on the particular facts and circumstances of each individual arrangement. A tax adviser should be consulted regarding the tax attributes of any particular arrangement where the value of it depends in part on its tax consequences.

Federal estate and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each Policyowner and Beneficiary.


Current Treasury regulation set standards for diversification of the investments underlying variable life insurance policies in order for such policies to be treated as life insurance. We believe we presently are and intend to remain in compliance with the diversification requirements as set forth in the regulations. If the diversification requirements are not satisfied, the Policy would not be treated as a life insurance contract. As a consequence to you, income earned on a Policy would be taxable to you in the calendar quarter in which the diversification requirements were not satisfied, and for all subsequent calendar quarters.

The Secretary of the Treasury may issue a regulation or a ruling which will prescribe the circumstances in which a Policyowner's control of the investments of a segregated account may cause the Policyowner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulation or ruling could impose requirements that are not reflected in the Policy, relating, for example, to such elements of Policyowner control as premium allocation, investment selection, transfer privileges and investment in a division focusing on a particular investment sector. Failure to comply with any such regulation or ruling presumably would cause earnings on a Policyowner's interest in Separate Account B to be includable in the Policyowner's gross income in the year earned. However, we have reserved certain rights to alter the Policy and investment alternatives so as to comply with such regulation or ruling. We believe that any such regulation or ruling would apply prospectively. Since the regulation or ruling has not been issued, there can be no assurance as to the content of such regulation or ruling or even whether application of the regulation or ruling will be prospective. For these reasons, Policyowners are urged to consult with their own tax advisers.


The Code provides that accelerated death benefits may be excluded from gross income provided that certain conditions are met. We believe that the Terminal Illness Accelerated Benefit Rider meets those conditions.


There is some uncertainty as to whether the Primary Insured Term Rider will be treated as a "Qualified Additional Benefit" under Section 7702(f)(5)(A)(iii) of the Code. We believe that the rider would be considered as part of the death benefit under the Policy and therefore will not give rise to any adverse tax consequences. You should consult a tax adviser before adding this Rider to your Policy.


The foregoing summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent advisers should be consulted for more complete information.

[arrow] CHARGES FOR JP FINANCIAL INCOME TAXES


We are presently taxed as a life insurance company under the provisions of the Code. The Code specifically provides for adjustments in reserves for variable policies, and we will include flexible premium life insurance operations in our tax return in accordance with these rules.

Currently no charge is made against the Separate Account for our federal income taxes, or provisions for such taxes, that may be attributable to the Separate Account. We may charge each Division for its portion of any income tax charged to us on the Division or its assets. Under present laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. However, if they increase, we may decide to make charges for such taxes or provisions for such taxes against the Separate Account. We would retain any investment earnings on any tax charges accumulated in a Division. Any such charges against the Separate Account or its Divisions could have an adverse effect on the investment experience of such Division.

miscellaneous policy provisions
--------------------------------------------------------------------------------

[arrow] THE POLICY


The Policy you receive, the application you make when you purchase the Policy, any applications for any changes approved by us and any riders constitute the whole contract. Copies of all applications are attached to and made a part of the Policy.

Application forms are completed by the applicants and forwarded to us for acceptance. Upon acceptance, the Policy is prepared, executed by our duly authorized officers and forward to you.

We reserve the right to make a change in the Policy; however, we will not change any terms of the Policy beneficial to you.


[arrow] PAYMENT OF BENEFITS


All benefits are payable at our Home Office. We may require submissions of the Policy before we grant Policy Loans, make changes or pay benefits.


[arrow] SUICIDE AND INCONTESTABILITY


Suicide Exclusion--In most states, if the Insured dies by suicide, while sane or insane, within 2 years from the Issue Date of this Policy, this Policy will end and we will refund premiums paid, without interest, less any Policy Debt and less any withdrawal.


Incontestability--We will not contest or revoke the insurance coverage provided under the Policy, except for any subsequent increases in Specified Amount, after the Policy has been in force during the lifetime of the Insured for two years from the date of issue or reinstatement. We will not contest or revoke any increase in the Specified Amount after such increase has been in force during the lifetime of the Insured for two years following the effective date of the increase. Any increase will be contestable within the two year period only with regard to statements concerning this increase.

[arrow] PROTECTION OF PROCEEDS

To the extent provided by law, the proceeds of the Policy are not subject to claims by a Beneficiary's creditors or to any legal process against any Beneficiary.

[arrow] NONPARTICIPATION


The Policy is not entitled to share in our divisible surplus. No dividends are payable.


Premium Deposit Fund


As a convenience to you, we will allow you to deposit funds in a premium deposit fund ("PDF"), subject to the terms and conditions of the appropriate agreement. Funds deposited in the PDF earn interest at a minimum annual rate of 4%, with interest credited on each monthly anniversary date. Interest on these funds is not tax deferred and will be reported annually on IRS Form 1099. An amount equal to the Planned Periodic Premium will be transferred on the Policy Date to pay premiums on the Policy. You may withdraw all or part of the funds from the PDF at any time. Commissions are not earned or paid until premium payments are made pursuant to transfer from the PDF.


[arrow] CHANGES IN OWNER AND BENEFICIARY;
        ASSIGNMENT


Unless otherwise stated in the Policy, you may change the Policyowner and the Beneficiary, or both, at any time while the Policy is in force. A request for such change must be made in writing and sent to us at our Home Office. After we have agreed, in writing, to the change, it will take effect as of the date on which your Written Request was signed.

The Policy may also be assigned. We must be notified in writing if the Policy has been assigned. Each assignment will be subject to any payments made or action taken by us prior to our notification of such assignment. We are not responsible for the validity of any assignment. Your rights and the Beneficiary's interest will be subject to the rights of any assignee of record.


Illustration of Benefits and Values


You may request illustrations of Death Benefits, Accumulation Values and Cash Values at any time after the Policy Date. Illustrations will be based on the existing Accumulation Value and Cash Value at the time of the request and both the maximum and the then-current costs of insurance rates. Although we do not currently charge a fee for such illustrations, we reserve the right to charge an administra-tive fee, not to exceed $25, to cover the cost of preparing the illustrations.


[arrow] MISSTATEMENTS


If the age or sex of the Insured has been misstated in an application, including a reinstatement application, we will adjust the benefits payable to reflect the correct age or sex.


Determination of Charges

The portion of the monthly deduction attributable to the General Account will be determined as of the actual Monthly Anniversary Date, even if the Monthly Anniversary Date does not fall on a Valuation Date.

                       This Page Intentionally Left Blank
appendix a
--------------------------------------------------------------------------------

[arrow] ILLUSTRATIONS OF ACCUMULATION VALUES,
        CASH VALUES AND DEATH BENEFITS

Following are a series of tables that illustrate how the accumulation values, cash values and death benefits of a policy change with the investment performance of the Portfolios. The tables show how the accumulation values, cash values and death benefits of a Policy issued to an insured of a given age and given premium would vary over time if the return on the assets held in each Portfolio were a constant gross, after tax annual rate of 0%, 6%, and 12%. The tables on pages A-3 through A-8 illustrate a Policy issed to a male, age 40, under a standard rate non-smoker underwriting risk classification. The accumulation values, cash values and death benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual policy years.

The amount of the accumulation value exceeds the cash value during the first ten policy years due to the surrender charge. For policy years eleven and after, the accumulation value and cash value are equal, since the surrender charge has been reduced to zero.

The second column shows the accumulation value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the accumulation values and the fourth and seventh columns illustrate the cash values of the Policy over the designated period. The accumulation values shown in the third column and the cash values shown in the fourth column assume the monthly charge for cost of insurance is based upon the current cost of insurance rates as discounted. The current cost of insurance rates are based on the sex, issue age, policy year, rating class of the Insured, and the Specified Amount of the Policy. The accumulation values shown in the sixth column and the cash values shown in the seventh column assume the monthly charge for cost of insurance is based upon the maximum cost of insurance rates allowable, which are based on the Commissioner's 1980 Standard Ordinary Mortality Table. The current cost of insurance rates are different for Specified Amounts below $100,000 and above $249,999; therefore, the values shown would change for Specified Amounts below $100,000 and above $249,999. The fifth and eighth columns illustrate the death benefit of a Policy over the designated period. The illustrations of death benefits reflect the same assumptions as the accumulation values and cash values. The death benefit values also vary between tables, depending upon whether Option I or Option II death benefits are illustrated.

The amounts shown for the death benefit, accumulation values, and cash values reflect the fact that the net investment return of the divisions of Separate Account B is lower than the gross return on the assets in the Portfolios, as a result of expenses paid by the Portfolios and charge levied against the divisions of Separate Account B.


The policy values shown take into account a daily investment advisory fee equivalent to the maximum annual rate of .70% of the aggregate average daily net assets of the Portfolios, plus a charge of .13% of the aggregate average daily net assets to cover expenses incurred by the Portfolios for the twelve months ended December 31, 1999. The .70% investment advisory fee is the average of the individual investment advisory fees of the nineteen Portfolios. The .13% expense figure is an average of the expenses for the eleven available Jefferson Pilot Variable Fund Portfolios, the Templeton International Fund, the Fidelity VIP and VIP II Portfolios, the Oppenheimer Portfolios and the MFS Portfolios. Expenses for the Templeton, Fidelity, MFS, and Oppenheimer Portfolios were provided by the investment managers for these portfolios and JP LifeAmerica has not independently verified such information. The policy values also take into account a daily charge to each division of Separate Account B for assuming mortality and expense risks which is equivalent to a charge at an annual rate of
 .90% of the average net assets of the divisions of Separate Account B for policy year one through ten, and .65% of the average net assets of the divisions of Separate Account B for policy years eleven and thereafter. After deduction of these amounts, the illustrated gross investment rates of 0%, 6%, and 12% correspond to approximate net annual rates of -1.73%, 4.27% and 10.27%, respectively.


The hypothetical values shown in the tables do not reflect any charges for federal income taxes or other taxes against Separate Account B since JP LifeAmerica is not currently making such charges.

However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the accumulation values, cash values and death benefits illustrated.

The tables illustrate the policy values that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year, if all net premiums are allocated to Separate Account B, and if no policy loans have been made. The values would vary from those shown if the assumed premium payments were paid in installments during a year. The values would also vary if the policyowner varied the amount or frequency of premium payments. The tables also assume that the policyowner has not requested an increase or decrease in Specified Amount, that no withdrawals have been made and no surrender charges imposed, and that no transfers have been made and no transfer charges imposed.


Upon request, we will provide, without charge, a comparable illustration based upon the proposed insured's age, sex and rating class, the face amount requested, the proposed frequency and amount of premium payments and any available riders requested. Existing policyowners may request illustrations based on existing cash value at the time of request. We reserve the right to charge an administrative fee up to $25 for such illustrations.

                 JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I             ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40         ANNUAL RATE OF RETURN:(1)  12% (10.27% net)
$100,000 INITIAL SPECIFIED AMOUNT  ASSUMED ANNUAL PREMIUM(2):            $1,425

           PREMIUMS              ASSUMING CURRENT COSTS                ASSUMING GUARANTEED COSTS
  END     ACCUMULATED   --------------------------------------- ---------------------------------------
  OF    AT 4% INTEREST   ACCUMULATION     CASH        DEATH      ACCUMULATION     CASH        DEATH
 YEAR      PER YEAR        VALUE(3)     VALUE(3)    BENEFIT(3)     VALUE(3)     VALUE(3)   BENEFIT(3)
------ ---------------- -------------- ---------- ------------- -------------- ---------- ------------
   1          1,482           1,228         851     100,000           1,219         842     100,000
   2          3,023           2,566       2,189     100,000           2,547       2,170     100,000
   3          4,626           4,027       3,650     100,000           3,997       3,621     100,000
   4          6,293           5,630       5,254     100,000           5,580       5,203     100,000
   5          8,027           7,403       7,027     100,000           7,309       6,933     100,000
   6          9,830           9,364       9,050     100,000           9,198       8,884     100,000
   7         11,705          11,532      11,281     100,000          11,263      11,012     100,000
   8         13,655          13,918      13,730     100,000          13,521      13,333     100,000
   9         15,684          16,557      16,432     100,000          15,993      15,868     100,000
  10         17,793          19,475      19,413     100,000          18,700      18,638     100,000
  11         19,987          22,772      22,772     100,000          21,718      21,718     100,000
  12         22,268          26,401      26,401     100,000          25,035      25,035     100,000
  13         24,641          30,398      30,398     100,000          28,681      28,681     100,000
  14         27,109          34,803      34,803     100,000          32,692      32,692     100,000
  15         29,675          39,660      39,660     100,000          37,110      37,110     100,000
  16         32,344          45,023      45,023     100,000          41,981      41,981     100,000
  17         35,120          50,947      50,947     100,000          47,360      47,360     100,000
  18         38,007          57,499      57,499     100,000          53,311      53,311     100,000
  19         41,009          64,754      64,754     100,000          59,909      59,909     100,000
  20         44,131          72,798      72,798     100,000          67,238      67,238     100,000
  21         47,378          81,717      81,717     106,232(4)       75,396      75,396     100,000
  22         50,755          91,548      91,548     117,181(4)       84,459      84,459     108,107(4)
  23         54,268         102,374     102,374     128,991(4)       94,430      94,430     118,982(4)
  24         57,920         114,296     114,296     141,727(4)      105,397     105,397     130,692(4)
  25         61,719         127,428     127,428     155,463(4)      117,461     117,461     143,302(4)
  30         83,118         215,744     215,744     250,263(4)      198,211     198,211     229,925(4)
  35        109,153         359,058     359,058     384,192(4)      328,571     328,571     351,571(4)
  40        140,828         593,965     593,965     623,663(4)      541,721     541,721     568,807(4)

-------
(1) For policy years 11 and thereafter, the illustrated net annual rate of return equals 10.52%.
(2) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' SERIES. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP LIFEAMERICA, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I             ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40         ANNUAL RATE OF RETURN:(1)    6% (4.27% net)
$100,000 INITIAL SPECIFIED AMOUNT  ASSUMED ANNUAL PREMIUM(2):             $1,425

           PREMIUMS              ASSUMING CURRENT COSTS                ASSUMING GUARANTEED COSTS
  END     ACCUMULATED   --------------------------------------- --------------------------------------
  OF    AT 4% INTEREST   ACCUMULATION     CASH        DEATH      ACCUMULATION     CASH       DEATH
 YEAR      PER YEAR        VALUE(3)     VALUE(3)    BENEFIT(3)     VALUE(3)     VALUE(3)   BENEFIT(3)
------ ---------------- -------------- ---------- ------------- -------------- ---------- -----------
   1          1,482           1,153         777     100,000          1,145          768     100,000
   2          3,023           2,340       1,964     100,000          2,323        1,946     100,000
   3          4,626           3,563       3,187     100,000          3,537        3,160     100,000
   4          6,293           4,831       4,454     100,000          4,785        4,409     100,000
   5          8,027           6,155       5,779     100,000          6,071        5,695     100,000
   6          9,830           7,541       7,227     100,000          7,392        7,078     100,000
   7         11,705           8,989       8,738     100,000          8,749        8,498     100,000
   8         13,655          10,493      10,304     100,000         10,142        9,954     100,000
   9         15,684          12,065      11,939     100,000         11,573       11,447     100,000
  10         17,793          13,709      13,646     100,000         13,039       12,977     100,000
  11         19,987          15,484      15,484     100,000         14,579       14,579     100,000
  12         22,268          17,318      17,318     100,000         16,158       16,158     100,000
  13         24,641          19,212      19,212     100,000         17,774       17,774     100,000
  14         27,109          21,167      21,167     100,000         19,426       19,426     100,000
  15         29,675          23,184      23,184     100,000         21,111       21,111     100,000
  16         32,344          25,264      25,264     100,000         22,827       22,827     100,000
  17         35,120          27,407      27,407     100,000         24,571       24,571     100,000
  18         38,007          29,614      29,614     100,000         26,345       26,345     100,000
  19         41,009          31,886      31,886     100,000         28,148       28,148     100,000
  20         44,131          34,220      34,220     100,000         29,977       29,977     100,000
  21         47,378          36,617      36,617     100,000         31,828       31,828     100,000
  22         50,755          39,078      39,078     100,000         33,698       33,698     100,000
  23         54,268          41,606      41,606     100,000         35,583       35,583     100,000
  24         57,920          44,202      44,202     100,000         37,473       37,473     100,000
  25         61,719          46,871      46,871     100,000         39,364       39,364     100,000
  30         83,118          61,483      61,483     100,000         48,707       48,707     100,000
  35        109,153          79,277      79,277     100,000         57,284       57,284     100,000
  40        140,828         103,746     103,746     108,934(4)      63,665       63,665     100,000

-------
(1) For policy years 11 and thereafter, the illustrated net annual rate of return equals 4.52%.
(2) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' SERIES. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP LIFEAMERICA, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I             ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40         ANNUAL RATE OF RETURN:(1)   0% (-1.73% net)
$100,000 INITIAL SPECIFIED AMOUNT  ASSUMED ANNUAL PREMIUM(2):             $1,425

           PREMIUMS             ASSUMING CURRENT COSTS                ASSUMING GUARANTEED COSTS
  END     ACCUMULATED   -------------------------------------- --------------------------------------
  OF    AT 5% INTEREST   ACCUMULATION     CASH        DEATH     ACCUMULATION     CASH       DEATH
 YEAR      PER YEAR        VALUE(3)     VALUE(3)   BENEFIT(3)     VALUE(3)     VALUE(3)   BENEFIT(3)
------ ---------------- -------------- ---------- ------------ -------------- ---------- -----------
   1          1,496          1,079          702     100,000         1,071          694     100,000
   2          3,067          2,124        1,747     100,000         2,108        1,732     100,000
   3          4,717          3,136        2,760     100,000         3,113        2,736     100,000
   4          6,449          4,123        3,746     100,000         4,083        3,706     100,000
   5          8,268          5,094        4,718     100,000         5,019        4,642     100,000
   6         10,177          6,052        5,738     100,000         5,919        5,605     100,000
   7         12,182          6,996        6,745     100,000         6,781        6,530     100,000
   8         14,288          7,915        7,727     100,000         7,605        7,417     100,000
   9         16,498          8,821        8,695     100,000         8,390        8,264     100,000
  10         18,820          9,713        9,650     100,000         9,133        9,070     100,000
  11         21,257         10,639       10,639     100,000         9,860        9,860     100,000
  12         23,816         11,527       11,527     100,000        10,540       10,540     100,000
  13         26,503         12,374       12,374     100,000        11,169       11,169     100,000
  14         29,324         13,178       13,178     100,000        11,743       11,743     100,000
  15         32,287         13,937       13,937     100,000        12,255       12,255     100,000
  16         35,398         14,648       14,648     100,000        12,700       12,700     100,000
  17         38,664         15,305       15,305     100,000        13,073       13,073     100,000
  18         42,093         15,905       15,905     100,000        13,370       13,370     100,000
  19         45,694         16,442       16,442     100,000        13,586       13,586     100,000
  20         49,475         16,908       16,908     100,000        13,711       13,711     100,000
  21         53,445         17,294       17,294     100,000        13,736       13,736     100,000
  22         57,613         17,595       17,595     100,000        13,651       13,651     100,000
  23         61,990         17,802       17,802     100,000        13,440       13,440     100,000
  24         66,586         17,905       17,905     100,000        13,083       13,083     100,000
  25         71,412         17,896       17,896     100,000        12,561       12,561     100,000
  30         99,409         15,652       15,652     100,000         6,737        6,737     100,000
  35        135,142          7,654        7,654     100,000             0            0           0
  40              0              0            0           0             0            0           0

-------
(1) For policy years 11 and thereafter, the illustrated net annual rate of return equals -1.48%.
(2) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' SERIES. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP LIFEAMERICA, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II            ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40         ANNUAL RATE OF RETURN:(1)  12% (10.27% net)
$100,000 INITIAL SPECIFIED AMOUNT  ASSUMED ANNUAL PREMIUM(2):             $1,425

           PREMIUMS             ASSUMING CURRENT COSTS                ASSUMING GUARANTEED COSTS
  END     ACCUMULATED   -------------------------------------- --------------------------------------
  OF    AT 4% INTEREST   ACCUMULATION     CASH        DEATH     ACCUMULATION     CASH       DEATH
 YEAR      PER YEAR        VALUE(3)     VALUE(3)   BENEFIT(3)     VALUE(3)     VALUE(3)   BENEFIT(2)
------ ---------------- -------------- ---------- ------------ -------------- ---------- -----------
   1          1,482           1,224         848     101,224          1,215         839     101,215
   2          3,023           2,556       2,179     102,556          2,537       2,160     102,537
   3          4,626           4,005       3,628     104,005          3,975       3,598     103,975
   4          6,293           5,590       5,213     105,590          5,539       5,162     105,539
   5          8,027           7,338       6,961     107,338          7,241       6,864     107,241
   6          9,830           9,266       8,952     109,266          9,092       8,778     109,092
   7         11,705          11,391      11,140     111,391         11,104      10,853     111,104
   8         13,655          13,722      13,534     113,722         13,293      13,105     113,293
   9         15,684          16,293      16,168     116,293         15,674      15,549     115,674
  10         17,793          19,128      19,065     119,128         18,263      18,200     118,263
  11         19,987          22,328      22,328     122,328         21,127      21,127     121,127
  12         22,268          25,831      25,831     125,831         24,247      24,247     124,247
  13         24,641          29,666      29,666     129,666         27,641      27,641     127,641
  14         27,109          33,865      33,865     133,865         31,332      31,332     131,332
  15         29,675          38,460      38,460     138,460         35,342      35,342     135,342
  16         32,344          43,488      43,488     143,488         39,697      39,697     139,697
  17         35,120          48,987      48,987     148,987         44,426      44,426     144,426
  18         38,007          55,000      55,000     155,000         49,561      49,561     149,561
  19         41,009          61,573      61,573     161,573         55,139      55,139     155,139
  20         44,131          68,752      68,752     168,752         61,194      61,194     161,194
  21         47,378          76,588      76,588     176,588         67,762      67,762     167,762
  22         50,755          85,142      85,142     185,142         74,886      74,886     174,886
  23         54,268          94,477      94,477     194,477         82,603      82,603     182,603
  24         57,920         104,660     104,660     204,660         90,956      90,956     190,956
  25         61,719         115,770     115,770     215,770         99,986      99,986     199,986
  30         83,118         188,309     188,309     288,309        157,334     157,334     257,334
  35        109,153         299,737     299,737     399,737        241,018     241,018     341,018
  40        140,828         470,609     470,609     570,609        360,836     360,836     460,836

-------
(1) For policy years 11 and thereafter, the illustrated net annual rate of return equals 10.52%.
(2) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' SERIES. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP LIFEAMERICA, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II            ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40         ANNUAL RATE OF RETURN:(1)    6% (4.27% net)
$100,000 INITIAL SPECIFIED AMOUNT  ASSUMED ANNUAL PREMIUM(2):             $1,425

           PREMIUMS             ASSUMING CURRENT COSTS                ASSUMING GUARANTEED COSTS
  END     ACCUMULATED   -------------------------------------- --------------------------------------
  OF    AT 4% INTEREST   ACCUMULATION     CASH        DEATH     ACCUMULATION     CASH       DEATH
 YEAR      PER YEAR        VALUE(3)     VALUE(3)   BENEFIT(3)     VALUE(3)     VALUE(3)   BENEFIT(3)
------ ---------------- -------------- ---------- ------------ -------------- ---------- -----------
   1          1,482          1,150          774     101,150         1,142          765     101,142
   2          3,023          2,331        1,954     102,331         2,314        1,937     102,314
   3          4,626          3,544        3,167     103,544         3,517        3,141     103,517
   4          6,293          4,796        4,420     104,796         4,751        4,375     104,751
   5          8,027          6,103        5,726     106,103         6,016        5,640     106,016
   6          9,830          7,464        7,151     107,464         7,310        6,996     107,310
   7         11,705          8,884        8,633     108,884         8,631        8,380     108,631
   8         13,655         10,353       10,164     110,353         9,979        9,791     109,979
   9         15,684         11,884       11,758     111,884        11,353       11,228     111,353
  10         17,793         13,480       13,418     113,480        12,750       12,687     112,750
  11         19,987         15,204       15,204     115,204        14,204       14,204     114,204
  12         22,268         16,973       16,973     116,973        15,678       15,678     115,678
  13         24,641         18,787       18,787     118,787        17,168       17,168     117,168
  14         27,109         20,644       20,644     120,644        18,666       18,666     118,666
  15         29,675         22,541       22,541     122,541        20,164       20,164     120,164
  16         32,344         24,475       24,475     124,475        21,656       21,656     121,656
  17         35,120         26,440       26,440     126,440        23,133       23,133     123,133
  18         38,007         28,431       28,431     128,431        24,589       24,589     124,589
  19         41,009         30,441       30,441     130,441        26,015       26,015     126,015
  20         44,131         32,459       32,459     132,459        27,399       27,399     127,399
  21         47,378         34,473       34,473     134,473        28,726       28,726     128,726
  22         50,755         36,474       36,474     136,474        29,980       29,980     129,980
  23         54,268         38,450       38,450     138,450        31,139       31,139     131,139
  24         57,920         40,385       40,385     140,385        32,179       32,179     132,179
  25         61,719         42,266       42,266     142,266        33,070       33,070     133,070
  30         83,118         50,128       50,128     150,128        34,355       34,355     134,355
  35        109,153         52,737       52,737     152,737        26,380       26,380     126,380
  40        140,828         44,574       44,574     144,574           388          388     100,388

-------
(1) For policy years 11 and thereafter, the illustrated net annual rate of return equals 4.52%.
(2) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' SERIES. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP LIFEAMERICA, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II            ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40         ANNUAL RATE OF RETURN:(1)   0% (-1.73% net)
$100,000 INITIAL SPECIFIED AMOUNT  ASSUMED ANNUAL PREMIUM(2):            $1,425

           PREMIUMS             ASSUMING CURRENT COSTS                ASSUMING GUARANTEED COSTS
  END     ACCUMULATED   -------------------------------------- --------------------------------------
  OF    AT 5% INTEREST   ACCUMULATION     CASH        DEATH     ACCUMULATION     CASH       DEATH
 YEAR      PER YEAR        VALUE(3)     VALUE(3)   BENEFIT(3)     VALUE(3)     VALUE(3)   BENEFIT(3)
------ ---------------- -------------- ---------- ------------ -------------- ---------- -----------
   1          1,496          1,076          699     101,076         1,068          691     101,068
   2          3,067          2,116        1,739     102,116         2,100        1,723     102,100
   3          4,717          3,120        2,743     103,120         3,096        2,719     103,096
   4          6,449          4,094        3,718     104,094         4,054        3,677     104,054
   5          8,268          5,052        4,676     105,052         4,975        4,598     104,975
   6         10,177          5,993        5,680     105,993         5,855        5,541     105,855
   7         12,182          6,918        6,667     106,918         6,693        6,442     106,693
   8         14,288          7,815        7,627     107,815         7,489        7,300     107,489
   9         16,498          8,697        8,572     108,697         8,240        8,114     108,240
  10         18,820          9,564        9,501     109,564         8,943        8,880     108,943
  11         21,257         10,463       10,463     110,463         9,623        9,623     109,623
  12         23,816         11,319       11,319     111,319        10,249       10,249     110,249
  13         26,503         12,127       12,127     112,127        11,815       10,815     110,815
  14         29,324         12,886       12,886     112,886        11,317       11,317     111,317
  15         32,287         13,591       13,591     113,591        11,746       11,746     111,746
  16         35,398         14,238       14,238     114,238        12,097       12,097     112,097
  17         38,664         14,820       14,820     114,820        12,362       12,362     112,362
  18         42,093         15,334       15,334     115,334        12,538       12,538     112,538
  19         45,694         15,772       15,772     115,772        12,620       12,620     112,620
  20         49,475         16,122       16,122     116,122        12,596       12,596     112,596
  21         53,445         16,375       16,375     116,375        12,457       12,457     112,457
  22         57,613         16,523       16,523     116,523        12,192       12,192     112,192
  23         61,990         16,556       16,556     116,556        11,783       11,783     111,783
  24         66,586         16,464       16,464     116,464        11,214       11,214     111,214
  25         71,412         16,235       16,235     116,235        10,463       10,463     110,463
  30         99,409         12,534       12,534     112,534         3,449        3,449     103,449
  35        135,142          2,833        2,833     102,833             0            0           0
  40              0              0            0           0             0            0           0

-------
(1) For policy years 11 and thereafter, the illustrated net annual rate of return equals -1.48%.
(2) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' SERIES. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP LIFEAMERICA, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 Jefferson Pilot LifeAmerica Insurance Company
                          Audited Financial Statements

               As of December 31, 1998 and for the year then ended
Contents


Report of Independent Auditors ............. F-1
Balance Sheet .............................. F-2
Statement of Income ........................ F-3
Statement of Stockholder's Equity .......... F-4
Statement of Cash Flows .................... F-5
Notes to Financial Statements .............. F-6

                         REPORT OF INDEPENDENT AUDITORS


The Board of Directors
Jefferson Pilot LifeAmerica Insurance Company

We have audited the accompanying balance sheet of Jefferson Pilot LifeAmerica Insurance Company (a wholly-owned subsidiary of Jefferson Pilot Financial Insurance Company) as of December 31, 1999, and the related statements of income, stockholder's equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Jefferson Pilot LifeAmerica Insurance Company at December 31, 1999, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States.

February 4, 2000


/s/ Ernst & Young LLP

                  JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY

                                  Balance Sheet

                                December 31, 1999
                   (In Thousands, except for Share Amounts)

Assets
Invested assets:
 Debt securities available-for-sale, at fair value (amoritized cost--$425,820)............    $410,417
 Equity securities available for sale, at fair value (cost--$1,144).......................       1,020
 Policy loans ............................................................................      24,909
 Mortgage loans on real estate ...........................................................       6,808
                                                                                              --------
Total investments ........................................................................     443,154

Cash and cash equivalents ................................................................       2,619
Accrued investment income ................................................................       8,189
Uncollected premiums .....................................................................      10,874
Due from reinsurers ......................................................................      26,107
Deferred policy acquisition costs ........................................................       1,378
Value of business acquired ...............................................................      20,984
Cost in excess of net assets acquired, net of accumulated amortization of $1,685..........      20,620
Deferred income taxes ....................................................................       6,446
Assets held in separate accounts .........................................................       2,054
                                                                                              --------
                                                                                              $542,425
                                                                                              ========
Liabilities
Policy liabilities:
 Policyholder contract deposits ..........................................................    $133,595
 Future policy benefits ..................................................................     211,329
 Policy and contract claims ..............................................................       6,665
 Premiums paid in advance ................................................................         214
 Other policyholders' funds ..............................................................      10,472
                                                                                              --------
Total policy liabilities .................................................................     362,275
Liabilities related to separate accounts .................................................       2,054
Income taxes payable .....................................................................       1,127
Accrued expenses and other liabilities ...................................................      36,865
                                                                                              --------
                                                                                               402,321
                                                                                              --------
Commitments and contingent liabilities ...................................................          --

Stockholder's equity
Common stock par value $20 per share, 132,000 shares authorized, issued and outstanding...       2,640
Paid in capital ..........................................................................     137,911
Retained earnings ........................................................................       4,609
Accumulated other comprehensive income-net unrealized losses on securities ...............      (5,056)
                                                                                              --------
                                                                                               140,104
                                                                                              --------
                                                                                              $542,425
                                                                                              ========

See accompanying notes.

                  JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY

                              Statement of Income

                          Year Ended December 31, 1999
                                 (In Thousands)

Revenues
Premiums and policy charges ........................................      $15,370
Net investment income ..............................................       34,259
Realized investment losses .........................................          (54)
Other income (expense) .............................................           (3)
                                                                          -------
Total revenues .....................................................       49,572
Benefits and expenses
Policy benefits and claims .........................................       13,601
Commissions and other operating expenses, net of deferrals .........        4,899
Amortization of intangibles ........................................        1,629
                                                                          -------
Total benefits and expenses ........................................       20,129
                                                                          -------
Income before federal income tax ...................................       29,443
Federal income tax:
 Current ...........................................................        6,659
 Deferred ..........................................................        3,399
                                                                          -------
                                                                           10,058
                                                                          -------
Net income .........................................................      $19,385
                                                                          =======

See accompanying notes.

                  JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY

                       Statement of Stockholder's Equity

                                 (In Thousands)

                                                                                      Accumulated Other
                                                                                   Comprehensive Income--         Total
                                           Common      Paid in       Retained       Net Unrealized Gains      Stockholder's
                                            Stock      Capital       Earnings      (Losses) on Securities        Equity
                                          --------   -----------   ------------   ------------------------   --------------
Balances at December 31, 1998 .........    $2,640     $137,911       $  5,224             $  7,530              $153,305
Net income ............................        --           --         19,385                   --                19,385
Other comprehensive income ............        --           --             --              (12,586)              (12,586)
                                                                                                                --------
 Comprehensive income .................                                                                            6,799
Dividends declared ....................        --           --        (20,000)                  --               (20,000)
                                           -----------------------------------------------------------------------------
Balances at December 31, 1999 .........    $2,640     $137,911       $  4,609             $ (5,056)             $140,104
                                           =============================================================================

See accompanying notes.

                  JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY

                             Statement of Cash Flows

                          Year Ended December 31, 1999
                                 (In Thousands)

Operating activities
Net income ...............................................................................     $ 19,385
Adjustments to reconcile net income to net cash used in operating activities:
 Change in future policy benefits, policy and contract claims and premiums paid in              (34,684)
  advance, net
 Credits to policyholder accounts, net ...................................................          813
 Policy acquisition costs deferred, net of amortization ..................................         (942)
 Net amortization of value of business acquired ..........................................          652
 Net amortization of goodwill ............................................................          637
 Realized investment losses ..............................................................           54
 Amortization of investment premiums .....................................................          746
 Provision for deferred income taxes .....................................................        3,399
 Change in accrued investment income .....................................................          (49)
 Change in uncollected premiums ..........................................................           76
 Change in reinsurance recoverable .......................................................         (143)
 Change in other assets ..................................................................        1,308
 Change in federal income tax payable ....................................................       11,059
 Change in accrued expenses and other liabilities ........................................        8,206
                                                                                               --------
Net cash provided by operating activities ................................................       10,517

Investing activities
Proceeds from sales of debt securities ...................................................       31,928
Proceeds from maturities of debt securities ..............................................       60,842
Purchases of debt securities .............................................................      (90,070)
Policy loans issued, net of repayments ...................................................         (147)
Mortgage loans, net of repayments ........................................................          320
                                                                                               --------
Net cash provided by investing activities ................................................        2,873

Financing activities
Deposits credited to policyholders' funds ................................................       14,382
Withdrawals from policyholders' funds ....................................................      (10,385)
Dividends paid ...........................................................................      (20,000)
                                                                                               --------
Net cash used in financing activities ....................................................      (16,003)
                                                                                               --------
Net decrease in cash and cash equivalents ................................................       (2,613)
Cash and cash equivalents, beginning of period ...........................................        5,232
                                                                                               --------
Cash and cash equivalents, end of period .................................................     $  2,619
                                                                                               ========

See accompanying notes.

                          NOTES TO FINANCIAL STATEMENTS

                  Jefferson Pilot LifeAmerica Insurance Company
                                December 31, 1999

1. Basis of Presentation

Nature of Operations

Jefferson Pilot LifeAmerica Insurance Company (the Company), is wholly-owned by Jefferson Pilot Financial Insurance Company (Parent). Jefferson Pilot Financial Insurance Company is a wholly-owned subsidiary of Jefferson-Pilot Corporation (Ultimate Parent). The Company is principally engaged in the sale of individual life insurance and investment products. These products are marketed primarily through personal producing general agents throughout the United States.

2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are asset valuation allowances, policy liabilities, deferred policy acquisition costs, value of business acquired and the potential effects of resolving litigated matters.

Cash and Cash Equivalents

The Company includes with cash and cash equivalents its holdings of short-term investments which are highly liquid investments that mature within three months of the date of acquisition.

Invested Assets

Debt and equity securities are classified as securities available-for-sale, stated at fair value with net unrealized gains and losses included in accumulated other comprehensive income, net of deferred income taxes and adjustments to deferred policy acquisition costs and value of business acquired.

Policy loans are carried at the unpaid balances.

Mortgage loans on real estate are stated at the unpaid balances, net of allowances for unrecoverable amounts. Mortgage loan underwriting standards emphasize the credit status of a prospective borrower, quality of the underlying collateral and conservative loan-to-value relationships.

Amortization of premiums and accrual of discounts on investments in debt securities are reflected in earnings over the contractual terms of the investments in a manner that produces a constant effective yield. Realized gains and losses on dispositions of securities are determined by the specific identification method.

Recognition of Revenues, Benefits, Claims and Expenses

Universal Life Products

Universal life products include universal life insurance and other interest-sensitive life insurance policies. Revenues for universal life products consist of policy charges for the cost of insurance, policy administration and surrenders that have been assessed against policy account balances during the period.

Policy fund liabilities for universal life and other interest-sensitive life insurance policies are computed in accordance with the retrospective deposit method and represent policy account balances before surrender charges.

Policy claims that are charged to expense include claims incurred in the period in excess of related policy account balances. Other policy benefits include interest credited to universal life and other interest-sensitive life insurance policies. Interest crediting rates ranged from 4.2% to 5.7% during 1999.

                  Jefferson Pilot LifeAmerica Insurance Company
                                December 31, 1999

2. Summary of Significant Accounting Policies--Continued

Investment Products

Investment products include structured settlement annuities and other supplementary contracts without life contingencies. Revenues for investment products consist of policy charges for the cost of insurance, policy administration and surrenders that have been assessed against policy account balances during the period. Deposits for these products are recorded as policy fund liabilities, which are increased by interest credited to the liabilities and decreased by withdrawals and administrative charges assessed against the contract holders. Interest crediting rates generally ranged from 4.0% to 9.5% during 1999.

Traditional Life Insurance Products

Traditional life insurance products include those products with fixed and guaranteed premiums and benefits. Premium revenues for traditional life insurance are recognized as revenues when due. The liabilities for future policy benefits are computed by the net level premium method based on estimated future investment yield, mortality and withdrawal experience. Interest rate assumptions ranged from 2% to 6% at December 31, 1999. Mortality is calculated principally on an experience multiple applied to select and ultimate tables in common usage in the industry. Estimated withdrawals are determined principally based on industry tables. Policy benefits and claims are charged to expense as incurred.

Policy and Contract Claims

The liability for policy and contract claims consists of the estimated amount payable for claims reported but not yet settled, and an estimate of claims incurred but not reported, which is based on historical experience, adjusted for trends and circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses.

Reinsurance

Amounts due from reinsurers include amounts recoverable from reinsurers related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits and policyholder contract deposits. The cost of reinsurance is accounted for over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies.

Deferred Policy Acquisition Costs and Value of Business Acquired

Costs related to obtaining new business, including commissions, certain costs of underwriting and issuing policies and certain agency office expenses, all of which vary with and are primarily related to the production of new business, have been deferred.

Deferred policy acquisition costs for traditional life insurance polices are amortized over the premium paying periods of the related contracts using the same assumptions for anticipated premium revenue that are used to compute liabilities for future policy benefits. For universal life and investment products, these costs are amortized at a constant rate based on the present value of the estimated future gross profits to be realized over the terms of the contracts, not to exceed 25 years.

                  Jefferson Pilot LifeAmerica Insurance Company
                                December 31, 1999

2. Summary of Significant Accounting Policies--Continued

Deferred Policy Acquisition Costs and Value of Business Acquired--Continued

Value of business acquired represents the actuarially determined present value of anticipated profits to be realized from life insurance and annuity business purchased, using the same assumptions used to value the related liabilities. Amortization of the value of business acquired occurs over the related contract periods, using current crediting rates to accrete interest and a constant amortization rate based on the present value of expected future profits.

The carrying amounts of deferred policy acquisition costs and value of business acquired related to universal life and investment contracts are adjusted to reflect the effects that the unrealized gains or losses on investments classified as available-for-sale would have had on the present value of estimated gross profits had such gains or losses actually been realized. This adjustment is excluded from income and charged or credited directly to accumulated other comprehensive income, net of applicable deferred income tax. The carrying amounts of deferred policy acquisition costs and value of business acquired is also adjusted for the effect of realized gains and losses.

The carrying amounts of deferred policy acquisition costs and value of business acquired are reviewed periodically to determine that the unamortized portion does not exceed expected recoverable amounts. No impairment adjustments have been reflected in earnings in 1999.

Cost in Excess of Assets Acquired

The excess of the Ultimate Parent's purchase price over the fair value of assets acquired, which has been "pushed down" to the Company level for financial reporting purposes, is being amortized on a straight-line basis over 35 years. Carrying amounts are regularly reviewed for indications of value impairment with consideration given to financial performance and other relevant factors.

Separate Accounts

Separate account assets and liabilities represent funds segregated by the Company for the benefit of certain policyholders who bear the investment risk. The separate account assets and liabilities, which are equal, are recorded at fair value. Policyholder account deposits and withdrawals, investment income and realized investment gains and losses are excluded from the amounts reported in the Statement of Income. Fees charged on policyholders' deposits are in premiums and policy charges.

Federal Income Taxes

The Company participates in the filing of a consolidated federal income tax return with its Parent. Federal income tax is allocated as if the Company and its parent filed separate income tax returns.

Deferred income tax assets and liabilities are recorded on the difference between the tax bases of assets and liabilities and the amounts at which they are reported in the financial statements. Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted.

New Accounting Pronouncements

Effective January 1, 2001, the Company will adopt SFAS 133, "Accounting for Derivative Instruments and Hedging Activities". SFAS 133 requires companies to recognize all derivatives on the balance sheet at fair value and establishes special accounting rules for hedging activities. The effect of the hedge accounting rules is to permit a company to offset changes in fair value or cash flows of both the hedged item and hedging instrument in earnings in the same period. Changes in fair value of derivatives that do not qualify for hedge accounting are reported in earnings in the period of the change. Based on the limited nature of the Company's use of derivatives and hedging activities, adoption of this pronouncement is not expected to have a material impact on the Company's financial position or results of operations.

                  Jefferson Pilot LifeAmerica Insurance Company
                                December 31, 1999

3. Invested Assets

Aggregate amortized cost, aggregate fair value and gross unrealized gains and losses of debt securities available-for-sale at December 31, 1999 were as follows (in thousands):

                                                                      Gross          Gross
                                                     Amortized     Unrealized     Unrealized       Fair
                                                        Cost          Gains         Losses         Value
                                                    -----------   ------------   ------------    ---------
U. S. Treasury obligations and direct obligations
 of U. S. government agencies ...................    $ 98,742         $ 45          $ 4,067      $ 94,720
Corporate bonds .................................     274,553          820           10,092       265,281
Mortgage-backed securities ......................      52,525           72            2,181        50,416
                                                     --------         ----          -------      --------
Total debt securities ...........................    $425,820         $937          $16,340      $410,417
                                                     ========         ====          =======      ========

The amortized cost and aggregate fair value of debt securities at December 31, 1999 by contractual maturity were as follows (in thousands):

                                                    Amortized       Fair
                                                       Cost         Value
                                                   -----------   ----------
Due in one year or less ........................    $  2,736      $  2,732
Due after one year through five years ..........      35,926        35,947
Due after five years through ten years .........     109,390       104,021
Due after ten years ............................      54,019        52,713
Amounts not due at a single maturity ...........     223,749       215,004
                                                    --------      --------
                                                    $425,820      $410,417
                                                    ========      ========

Actual future maturities will differ from the contractual maturities shown because the issuers of certain debt securities have the right to call or prepay the amounts due to the Company, with or without penalty.

The sources of net investment income for the year ended December 31, 1999 were as follows (in thousands):

Debt securities .................    $32,110
Equity securities ...............         97
Policy loans ....................      1,639
Mortgage loans ..................        596
Other ...........................        274
                                     -------
Gross investment income .........     34,716
Investment expenses .............       (457)
                                     -------
Net investment income ...........    $34,259
                                     =======

Realized investment gains and (losses) for the year ended December 31, 1999 were as follows (in thousands):

Debt securities .......................................     $(178)
Decrease in mortgage loan valuation allowance .........        31
Amortization of value of business acquired ............        93
                                                            -----
                                                            $ (54)
                                                            =====

Gross realized gains and (losses) on available-for-sale securities were $362 thousand and ($540) thousand, respectively, for the year ended December 31, 1999.

                  Jefferson Pilot LifeAmerica Insurance Company
                                December 31, 1999

3. Investment Assets--Continued

The changes in amounts affecting net unrealized gains (losses) included in other comprehensive income, reduced by deferred income taxes, for the year ended December 31, 1999 are as follows (in thousands):

 Change in equity securities ....................................     $   (344)
 Change in debt securities ......................................      (38,283)
 Change in value of business acquired adjustment ................       19,287
                                                                      --------
                                                                       (19,340)
 Deferred income taxes ..........................................        6,754
                                                                      --------
 Change in net unrealized gains (losses) ........................     $(12,586)
                                                                      ========

The Company participates in a securities lending program. The Company generally receives cash in an amount that is in excess of the market value of the securities loaned. Market values of securities loaned and collateral are monitored daily and additional collateral is obtained as necessary. At December 31, 1999 the market value of securities loaned and collateral received amounted to $1.83 million and $1.91 million, respectively.

The allowance for credit losses on mortgage loans decreased from $140 thousand at December 31, 1998 to $109 thousand at December 31, 1999.

4. Derivatives

Use of Derivatives

The Company's investment policy permits the use of derivative financial instruments such as interest rate swaps in certain circumstances. At December 31, 1999, three such interest rate swaps are held to modify specific floating-rate direct investments. The notional amount is $6 million, with the Company receiving an average fixed rate of 7.35% and paying a floating rate of 5.36% based on the 3 month and 6 month LIBOR rates.

The interest rate swaps are used to reduce the impact of interest rate fluctuations on specific floating-rate direct investments. Interest is exchanged periodically on the notional value, with the Company receiving a fixed rate and paying a short-term LIBOR rate on a net exchange basis. The net amount received or paid under this swap is reflected as an adjustment to investment income. All of the hedges are of investments classified as available-for-sale, and net unrealized gains and losses, net of the effects of income taxes and the impact on deferred policy acquisition costs and the value of business acquired, are not significant and are included in accumulated other comprehensive income in stockholder's equity as of December 31, 1999.

Credit and Market Risk

The Company is exposed to credit risk in the event of non-performance by counterparties to swap agreements. The Company limits this exposure by entering into swap agreements with counterparties having high credit ratings and by regularly monitoring the ratings.

The Company's credit exposure on swaps is limited to the fair value of swap agreements that are favorable to the Company. The Company does not expect any counterparty to fail to meet its obligation; however, non-performance would not have a material adverse effect on the Company's financial position or results of operations.

                  Jefferson Pilot LifeAmerica Insurance Company
                                December 31, 1999

4. Derivatives--Continued

The Company's exposure to market risk is mitigated by the offsetting effects of changes in the value of swap agreements and the related direct investments. The Company routinely monitors correlation between hedged items and hedging instruments. In the event a hedge relationship is terminated or loses correlation, any related hedging instrument that remained would be marked-to-market through income. If the hedging instrument is terminated, any gain or loss is deferred and amortized over the remaining life of the hedged asset.

5. Deferred Policy Acquisition Costs and Value of Business Acquired

Policy acquisition costs deferred and the related amortization charged to income for the year ended December 31, 1999 were as follows (in thousands):

Beginning balance .........     $  436
Deferrals .................      1,036
Amortization ..............        (94)
                                ------
Ending balance ............     $1,378
                                ======

Changes in the value of business acquired for the year ended December 31, 1999 were as follows (in thousands):

Beginning balance ............................................................     $ 2,349
Deferrals of commissions and accretion of interest ...........................         153
Amortization .................................................................        (898)
Adjustment related to realized losses on debt securities .....................          93
Adjustment related to unrealized losses on debt securities available-for-sale       19,287
                                                                                   -------
Ending balance ...............................................................     $20,984
                                                                                   =======

Expected approximate amortization percentages of the value of business acquired as of December 31, 1999 over the next five years are as follows:

Year Ending December 31:
2000 .....................       10.3%
2001 .....................        9.0%
2002 .....................        8.1%
2003 .....................        7.2%
2004 .....................        6.4%

6. Federal Income Taxes

The tax effects of temporary differences that give rise to deferred income tax liabilities and assets at December 31, 1999 are as follows (in thousands):

     Deferred income tax assets:
       Future policy benefits and policy fund balances .........    $ 3,181
       Deferred policy acquisition costs .......................      2,835
       Net unrealized loss on securities .......................      2,723
       Due and deferred premiums ...............................      1,606
       Other ...................................................      4,119
                                                                    -------
     Total .....................................................     14,464
     Deferred income tax liabilities:
       Value of business acquired ..............................      4,459
       Other ...................................................      3,559
                                                                    -------
     Total .....................................................      8,018
                                                                    -------
     Net deferred income tax asset .............................    $ 6,446
                                                                    =======

                  Jefferson Pilot LifeAmerica Insurance Company
                                December 31, 1999

6. Federal Income Taxes--Continued

Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus". The Company has approximately $4.7 million of untaxed "Policyholders' Surplus" on which no payment of federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. The Clinton Administration is proposing to tax, as part of its 2001 budget initiative, the "Policyholders' Surplus" over a five-year period. No related deferred tax liability has been recognized for the potential tax which would approximate $1.6 million.

Federal income taxes paid in 1999 were $3.8 million.

7. Related-Party Transactions

The Company has entered into service agreements with the Ultimate Parent and other subsidiaries for personnel and facilities usage, general management services, and investment management services. The Company expensed $5.0 million for general management and investment services provided by Jefferson-Pilot Life Insurance Company, another wholly-owned subsidiary of the Ultimate Parent. At December 31, 1999, $4.6 million remained payable to Jefferson-Pilot Life Insurance Company related to these service contracts. The Company had $8.3 million of other payables due to related parties at December 31, 1999. The total related party payable of $12.9 million is included in accrued expenses and other liabilities in the Balance Sheet.

The Company is party to an agreement, whereby it guaranteed a first mortgage obtained by Jefferson Pilot Financial Insurance Company in 1985. The first mortgage loan is secured by a home office building, located in Concord, NH. The outstanding balance of the loan at December 31,1999 was $1.2 million.

8. Retirement Benefit Plans

The Company's employees participate in the Jefferson-Pilot Corporation defined benefit pension plans covering substantially all Company employees. The plans are noncontributory and are funded through group annuity contracts issued by Jefferson-Pilot Life Insurance Company, an affiliate. The assets of the plans are those of the related contracts, and are primarily held in the separate accounts of Jefferson-Pilot Life Insurance Company. The plans provide benefits based on annual compensation and years of service. The funding policy is to contribute annually no more than the maximum amount deductible for federal income tax purposes. The plans are administered by the Ultimate Parent. Pension costs allocated to the Company were not significant for the year ended December 31, 1999.

The Company participates in the Ultimate Parent's defined contribution retirement plan covering most employees. The Company matches a portion of participant contributions and makes profit sharing contributions to a fund which acquires and holds shares of the Ultimate Parent's common stock for the account of participants. Plan assets are invested under a group variable annuity contract issued by Jefferson Pilot Life Insurance Company. Plan expense for 1999 was not significant.

9. Other Postretirement Benefits

The Company provided certain other postretirement benefits, principally health care and life insurance, to retired employees and their beneficiaries and covered dependents. Postretirement costs of the Company that were allocated from the Ultimate Parent were not significant for the year ended December 31, 1999.

10. Reinsurance

The Company attempts to reduce its exposure to significant individual claims by reinsuring portions of certain life insurance contracts written. The maximum amount of individual life insurance retained on any one life, including accidental death benefits, is $1.5 million.

                  Jefferson Pilot LifeAmerica Insurance Company
                                December 31, 1999

10. Reinsurance--Continued

The effect of reinsurance on the premiums and policy charges in the statement of income for the Company was as follows for the year ended December 31,1999 (in thousands):

                                                             Ceded to      Assumed
                                                Direct        Other       from Other      Net
                                                Amount      Companies     Companies      Amount
                                              ----------   -----------   -----------   -----------
Total premiums and policy charges .........    $17,652        $2,310         $28         $15,370
                                               =======        ======         ===         =======

Reinsurance recoveries which have been deducted from benefits and expenses in the Statement of Income for the Company were $873 thousand.

Reinsurance contracts do not relieve the Company from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to the Company. The Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk related to reinsurance activities. No significant credit losses resulted from the Company's reinsurance activities during the year ended December 31, 1999.

11. Statutory Financial Information

The Company prepares financial statements on the basis of statutory accounting practices (SAP) prescribed or permitted by the New Jersey Department of Insurance. Prescribed SAP include a variety of publications of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations and administrative rules. Permitted SAP encompass all accounting practices not so prescribed. The impact of permitted accounting practices on statutory capital and surplus is not significant for the Company.

The principal differences between SAP and generally accepted accounting principles (GAAP) as they relate to the financial statements of the Company are
(1) policy acquisition costs are expensed as incurred under SAP, whereas they are deferred and amortized under GAAP, (2) amounts collected from holders of universal life-type and investment products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided, (3) the classification and carrying amounts of investments in certain securities are different under SAP than under GAAP, (4) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP, (5) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP, (6) no provision is made for deferred income taxes under SAP, and (7) certain assets are not admitted for purposes of determining surplus under SAP.

Reported capital and surplus on a statutory basis at December 31, 1999 was $84.5 million. Reported statutory net income for the year ended December 31, 1999 was $12.8 million.

The amount of GAAP equity in excess of statutory surplus is unavailable for distribution. In addition, various state insurance laws restrict the Company as to the amount of dividends from statutory surplus it may pay without the prior approval of regulatory authorities. The restrictions generally are based on net gains from operations and on certain levels of surplus as determined in accordance with statutory accounting practices. Dividends in excess of such thresholds are considered "extraordinary" and require prior regulatory approval.

Risk-Based Capital ("RBC") requirements promulgated by the NAIC require life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk and general business risk. As of December 31, 1999, the Company's adjusted capital and surplus exceeded its authorized control level RBC.

                  Jefferson Pilot LifeAmerica Insurance Company
                                December 31, 1999

11. Statutory Financial Information--Continued

The NAIC Codification of Statutory Accounting Principles (Codification) has been completed. The purpose of Codification is to create uniformity in statutory financial reporting across states. Codification must be adopted by individual states before it will have any bearing on the statutory reporting requirements of their domiciliary companies. The NAIC is encouraging the states to adopt Codification as soon as possible, with an implementation date of January 1, 2001. The Company does not expect implementation to have a material impact on its statutory surplus; however, implementation is expected to result in a net reduction of statutory surplus and RBC throughout the insurance industry.

12. Fair Values of Financial Instruments

Fair values of financial instruments are based on quoted market prices where available. Fair values of financial instruments for which quoted market prices are not available are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rates and the estimates of future cash flows. Certain financial instruments, particularly insurance contracts, are excluded from fair value disclosure requirements.

The methods and assumptions used to estimate the fair value of certain financial instruments are as follows:

[diamond] Fair values of debt securities with active markets are based on quoted market prices. For debt securities that trade in less active markets, fair values are obtained from independent pricing services. Fair values of debt securities are principally a function of current interest rates.

[diamond] Fair values of equity securities are based on quoted market prices.

[diamond] The carrying value of cash and cash equivalents approximates fair value due to the short maturities of these assets.

[diamond] Fair values of policy loans and mortgage loans are estimated using discounted cash flow analyses.

[diamond] Fair values of separate account assets and liabilities are reflected in the Balance Sheet.

The carrying value and fair value of financial instruments at December 31, 1999, were as follows (in thousands):

                                                  Carrying      Fair
                                                    Value       Value
                                                 ----------   --------
Financial Assets:
Debt securities available-for-sale ...........    410,417     410,417
Equity securities available-for-sale .........      1,020       1,020
Cash and cash equivalents ....................      2,619       2,619
Policy loans .................................     24,909      31,360
Mortgage loans on real estate ................      6,808       6,697

13. Commitments and Contingent Liabilities

The Company leases electronic data processing equipment and field office space under noncancelable operating lease agreements. The lease terms generally range from three to five years. Neither annual rent nor future rental commitments are significant.


In the normal course of business, the Company is involved in various lawsuits. Because of the considerable uncertainties that exist, the Company cannot predict the outcome of pending or future litigation. However, management believes that the resolution of pending legal proceedings will not have a material adverse effect on the Company's financial position or results of operation.

                  Jefferson Pilot LifeAmerica Insurance Company
                                December 31, 1999

14. Comprehensive Income

Comprehensive income and its components are displayed in the accompanying Statement of Stockholder's Equity. Currently, the only element of other comprehensive income applicable to the Company is changes in unrealized gains and losses on securities classified as available-for-sale, which are displayed in the following table, along with related tax effects. See Note 3 for further detail of changes in unrealized gains on securities available-for-sale, for the year ended December 31, 1999 (in thousands):

Unrealized holding losses arising during period, before taxes .............     $(19,448)
Income taxes ..............................................................        6,807
                                                                                --------
Unrealized holding losses arising during period, net of taxes .............      (12,641)
                                                                                --------
Less: reclassification adjustment
 Losses realized in net income, before taxes ..............................          (85)
Income taxes ..............................................................           30
                                                                                --------
Reclassification adjustment for losses realized in net income before taxes           (55)
                                                                                --------
Other comprehensive income--net unrealized losses .........................     $(12,586)
                                                                                ========

15. Impact of Year 2000 (Unaudited)

The Company's administrative and financial reporting systems are shared among numerous insurance affiliates within the consolidated Jefferson-Pilot Corporation group. In prior years, the Ultimate Parent discussed the nature and progress of its plans to become Year 2000 ready. In late 1999, the Ultimate Parent completed its remediation and testing of systems. As a result of those planning and implementation efforts, the Ultimate Parent experienced no significant disruptions in critical information technology systems and believes those systems successfully responded to the Year 2000 date change. The Ultimate Parent expensed approximately $20.6 million to date in connection with remediating its systems. The Ultimate Parent is not aware of any material problems resulting from Year 2000 issues, either with its products, its internal systems, or the products and services of third parties. The Ultimate Parent will continue to monitor its critical computer applications and those of its vendors throughout the year 2000 to ensure that any latent Year 2000 matters that may arise are addressed promptly.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

REPORT OF INDEPENDENT AUDITORS

Contractholders of JPF Separate Account B
JPF Separate Account B
The Board of Directors, JPF Separate Account B

We have audited the accompanying statements of assets and liabilities of the JPF Separate Account B as of December 31, 1999, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of JPF Separate Account B at December 31, 1999, and the results of its operations and the changes in its net assets for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP


Boston, Massachusetts
March 23, 2000

                       STATEMENT OF ASSETS AND LIABILITIES

                             JPF SEPARATE ACCOUNT B
                                December 31, 1999

                                                       JPVF
                                        JPVF           World           JPVF            JPVF
                                   International      Growth         Emerging        Capital
                                       Equity          Stock          Growth          Growth
                                      Division       Division        Division        Division
                                  --------------- -------------- --------------- ---------------
ASSETS
Investments at cost .............      $55,719        $61,910        $101,202        $201,056
                                       =======        =======        ========        ========
Investments at market value .....      $65,320        $67,781        $153,417        $254,159
Accrued investment income .......           --             --              --              --
Expenses payable ................           --             (5)             (6)             (8)
                                       -------        -------        --------        --------
    TOTAL NET ASSETS                   $65,320        $67,776        $153,411        $254,151
                                       =======        ========       ========        ========
UNITS OUTSTANDING ...............        4,347          5,071           7,549          15,483
NET ASSET VALUE PER UNIT ........      $15.024        $13.364        $ 20.322        $ 16.416

                                       JPVF                        JPVF                        JPVF          JPVF
                                      Small          JPVF        Growth &         JPVF      High Yield      Money
                                     Company        Growth        Income        Balanced       Bond         Market
                                     Division      Division      Division       Division     Division      Division
                                  ------------- ------------- -------------- ------------- ------------ -------------
ASSETS
Investments at cost .............     $34,326       $41,267       $100,371       $33,353      $45,321       $15,282
                                      =======       =======       ========       =======      =======       =======
Investments at market value .....     $40,613       $55,192       $ 99,012       $38,094      $42,801       $15,471
Accrued investment income .......          --            --             --            --        3,513            --
Expenses payable ................          --            --             --            --           --            --
                                      -------       -------       --------       -------      -------       -------
    TOTAL NET ASSETS                  $40,613       $55,192       $ 99,012       $38,094      $46,314       $15,471
                                      =======       =======       ========       =======      =======       =======
UNITS OUTSTANDING ...............       3,189         2,514          8,322         2,697        4,222         1,516
NET ASSET VALUE PER UNIT ........     $12.736       $21.953       $ 11.898       $14.124      $10.968       $10.206

See notes to financial statements.

                             JPF SEPARATE ACCOUNT B
                                December 31, 1999

                                      Fidelity      Fidelity                    Fidelity
                                       VIP II      VIP Equity     Fidelity       VIP II
                                     Contrafund      Income      VIP Growth     Index 500
                                      Division      Division      Division      Division
                                    ------------ -------------- ------------ --------------
ASSETS
Investments at cost ...............    $82,588       $99,065      $171,049       $506,014
                                       =======       =======      ========       ========
Investments at market value .......    $92,894       $98,877      $210,544       $575,965
Expenses receivable (payable) .....         18            (7)          (16)            11
                                       -------       -------      --------       --------
    TOTAL NET ASSETS ..............    $92,912       $98,870      $210,528       $575,976
                                       =======       =======      ========       ========
UNITS OUTSTANDING .................      6,269         8,054        13,334         41,066
NET ASSET VALUE PER UNIT ..........    $14.820       $12.276      $ 15.790       $ 14.027

                                                                                Oppenheimer
                                          MFS           MFS       Oppenheimer    Strategic     Templeton
                                       Research      Utilities        Bond         Bond      International
                                       Division       Division      Division     Division      Division
                                    -------------- ------------- ------------- ------------ --------------
ASSETS
Investments at cost ...............     $63,391        $25,311       $32,056      $29,396       $68,947
                                        =======        =======       =======      =======       =======
Investments at market value .......     $72,241        $29,018       $31,993      $29,606       $77,486
Expenses receivable (payable) .....          (5)            49            --            8             5
                                        -------        -------       -------      -------       -------
    TOTAL NET ASSETS ..............     $72,236        $29,067       $31,993      $29,614       $77,491
                                        =======        =======       =======      =======       =======
UNITS OUTSTANDING .................       5,174          2,175         3,216        2,856         5,641
NET ASSET VALUE PER UNIT ..........     $13.962        $13.361       $ 9.948      $10.370       $13.737

See notes to financial statements.

                             STATEMENT OF OPERATIONS

                             JPF SEPARATE ACCOUNT B
                                December 31, 1999

                                                                                          JPVF
                                                    JPVF                                 World
                                               International                             Growth
                                                   Equity                                Stock
                                                  Division                              Division
                                    ------------------------------------ --------------------------------------
                                                       For the Period                        For the Period
                                                    October 23, 1998(a)                  September 10, 1998(a)
                                      Year Ended             to            Year Ended              to
                                     December 31,       December 31,      December 31,        December 31,
                                         1999               1998              1999                1998
                                    -------------- --------------------- -------------- -----------------------
Investment Income:
  Dividend income .................    $    --              $ --             $   52              $ 163
  Distributions of
   realized gains .................         --                31                191                480
                                       -------              ----             ------              -----
    Net investment income .........         --                31                243                643
Expenses:
  Mortality and expense
   risk charge ....................        268                --                284                 --
                                       -------              ----             ------              -----
  Net investment
   income (loss) ..................       (268)               31                (41)               643
                                       -------              ----             ------              -----
Gain (loss) on investments:
  Net realized gain (loss) on
   investments ....................      2,056                 1              1,063                  3
  Change in net unrealized
   gain (loss) on
   investments ....................      9,335               266              6,357               (485)
                                       -------              ----             ------              -----
  Net gain (loss) on
   investments ....................     11,391               267              7,420               (482)
                                       -------              ----             ------              -----
    Increase in net assets
     from operations ..............    $11,123              $298             $7,379              $ 161
                                       -------              ----             ------              -----

                                                                                       JPVP
                                                   JPVF                              Capital
                                                 Emerging                             Growth
                                                 Division                            Division
                                    ----------------------------------- ----------------------------------
                                                      For the Period                      For the Period
                                                    August 10, 1998(a)                  August 10, 1998(a)
                                      Year Ended            to            Year Ended            to
                                     December 31,      December 31,      December 31,      December 31,
                                         1999              1998              1999              1998
                                    -------------- -------------------- -------------- -------------------
Investment Income:
  Dividend income .................     $    --            $   --           $    --            $ --
  Distributions of
   realized gains .................          --                73               483             454
                                        -------            ------           -------            ----
    Net investment income .........          --                73               483             454
Expenses:
  Mortality and expense
   risk charge ....................         556                --               791              --
                                        -------            ------           -------            ----
  Net investment
   income (loss) ..................        (556)               73              (308)            454
                                        -------            ------           -------            ----
Gain (loss) on investments:
  Net realized gain (loss) on
   investments ....................       3,533                 6               377              12
  Change in net unrealized
   gain (loss) on
   investments ....................      50,850             1,365            52,887             216
                                        -------            ------           -------            ----
  Net gain (loss) on
   investments ....................      54,383             1,371            53,264             228
                                        -------            ------           -------            ----
    Increase in net assets
     from operations ..............     $53,827            $1,444           $52,956            $682
                                        -------            ------           -------            ----

(a) Commencement of operations

See notes to financial statements.

                             JPF SEPARATE ACCOUNT B
                                December 31, 1999

                                                 JPVF
                                                Small                                   JPVF
                                               Company                                 Growth
                                               Division                               Division
                                -------------------------------------- --------------------------------------
                                                    For the Period                         For the Period
                                                September 10, 1998(a)                  September 30, 1998(a)
                                  Year Ended              to             Year Ended              to
                                 December 31,        December 31,       December 31,        December 31,
                                     1999                1998               1999                1998
                                -------------- ----------------------- -------------- -----------------------
Investment Income:
  Dividend income .............     $   12              $  91              $    --              $ --
  Distributions of
   realized gains .............        219                685                   17                --
                                    ------              -----              -------              ----
    Net investment
     income ...................        231                776                   17                --
Expenses:
  Mortality and expense
   risk charge ................        193                 --                  100                --
                                    ------              -----              -------              ----
  Net investment
   income (loss) ..............         38                776                  (83)               --
                                    ------              -----              -------              ----
Gain (loss) on investments:
  Net realized gain (loss)
   on investments .............       (123)                 5                2,646                 3
  Change in net
   unrealized gain
   (loss) on
   investments ................      6,862               (575)              13,805               120
                                    ------              -----              -------              ----
  Net gain (loss) on
   investments ................      6,739               (570)              16,451               123
                                    ------              -----              -------              ----
    Increase (decrease)
     in net assets
     from operations...........     $6,777              $ 206              $16,368              $123
                                    ------              -----              -------              ----

                                                 JPVF
                                               Growth &                                JPVP
                                                Income                               Balanced
                                               Division                              Division
                                -------------------------------------- -------------------------------------
                                                    For the Period                        For the Period
                                                September 29, 1998(a)                  September 10, 1998(a)
                                  Year Ended              to             Year Ended             to
                                 December 31,        December 31,       December 31,       December 31,
                                     1999                1998               1999               1998
                                -------------- ----------------------- -------------- ----------------------
Investment Income:
  Dividend income .............     $    --              $ 54              $    1              $  53
  Distributions of
   realized gains .............          81                --                 127                200
                                    -------              ----              ------              -----
    Net investment
     income ...................          81                54                 128                253
Expenses:
  Mortality and expense
   risk charge ................         351                --                 181                 --
                                    -------              ----              ------              -----
  Net investment
   income (loss) ..............        (270)               54                 (53)               253
                                    -------              ----              ------              -----
Gain (loss) on investments:
  Net realized gain (loss)
   on investments .............         162                15                   4                  3
  Change in net
   unrealized gain
   (loss) on
   investments ................      (1,645)              285               4,892               (151)
                                    -------              ----              ------              -----
  Net gain (loss) on
   investments ................      (1,483)              300               4,896               (148)
                                    -------              ----              ------              -----
    Increase (decrease)
     in net assets
     from operations...........     $(1,753)             $354              $4,843              $ 105
                                    -------              ----              ------              -----

(a) Commencement of operations

See notes to financial statements.

                             JPF SEPARATE ACCOUNT B
                                December 31, 1999

                                                   JPVF                        JPVF
                                                High Yield                     Money
                                                   Bond                       Market
                                                 Division                    Division
                                    ----------------------------------- ------------------
                                                      For the Period      For the Period
                                                    October 7, 1998(a)   June 16, 1998(a)
                                      Year Ended            to                  to
                                     December 31,      December 31,        December 31,
                                         1999              1998                1999
                                    -------------- -------------------- ------------------
Investment Income:
  Dividend income .................     $ 3,512            $944                $ --
  Distributions of
   realized gains .................          --              --                  --
                                        -------            ----                ----
    Net investment income .........       3,512             944                  --
Expenses:
  Mortality and expense
   risk charge ....................         282              --                  42
                                        -------            ----                ----
  Net investment income (loss).....       3,230             944                 (42)
                                        -------            ----                ----
Gain (loss) on investments:
  Net realized gain on
   investments ....................          23               2                  39
  Change in net unrealized
   gain (loss) on investments......      (2,424)            (96)                189
                                        -------            ----                ----
  Net gain (loss) on
   investments ....................      (2,401)            (94)                228
                                        -------            ----                ----
    Increase in net assets
     from operations ..............     $   829            $850                $186
                                        -------            ----                ----

                                                     JPVF                                  JPVP
                                              VIP II Contrafund                      VIP Equity Income
                                                   Division                              Division
                                    -------------------------------------- -------------------------------------
                                                        For the Period                        For the Period
                                                    September 29, 1998(a)                  September 10, 1998(a)
                                      Year Ended              to             Year Ended             to
                                     December 31,        December 31,       December 31,       December 31,
                                         1999                1998               1999               1998
                                    -------------- ----------------------- -------------- ----------------------
Investment Income:
  Dividend income .................     $    11              $ --              $   389             $   --
  Distributions of
   realized gains .................          83                --                  859                 --
                                        -------              ----              -------             ------
    Net investment income .........          94                --                1,248                 --
Expenses:
  Mortality and expense
   risk charge ....................         295                --                  577                 --
                                        -------              ----              -------             ------
  Net investment income (loss).....        (201)               --                  671                 --
                                        -------              ----              -------             ------
Gain (loss) on investments:
  Net realized gain on
   investments ....................         530                 2                1,188                 44
  Change in net unrealized
   gain (loss) on investments......      10,207                99               (1,728)             1,540
                                        -------              ----              -------             ------
  Net gain (loss) on
   investments ....................      10,737               101                 (540)             1,584
                                        -------              ----              -------             ------
    Increase in net assets
     from operations ..............     $10,536              $101              $   131             $1,584
                                        -------              ----              -------             ------

(a) Commencement of operations

See notes to financial statements.

                             JPF SEPARATE ACCOUNT B
                                December 31, 1999

                                           Fidelity                              Fidelity
                                          VIP Growth                         VIP II Index 500
                                           Division                              Division
                              ----------------------------------- --------------------------------------
                                                For the Period                        For the Period
                                              August 10, 1998(a)                  September 29, 1998(a)
                                Year Ended            to            Year Ended              to
                               December 31,      December 31,      December 31,        December 31,
                                   1999              1998              1999                1998
                              -------------- -------------------- -------------- -----------------------
Investment Income:
  Dividend income ...........     $    46            $   --           $   838             $   --
  Distributions of
   realized gains ...........       2,862                --               569                 --
                                  -------            ------           -------             ------
    Net investment
     income .............. ..       2,908                --             1,407                 --
Expenses:
  Mortality and expense
   risk charge ..............         898                --             2,987                 --
                                  -------            ------           -------             ------
Net investment income .......       2,010                --            (1,580)                --
                                  -------            ------           -------             ------
Gain (loss) on investments:
  Net realized gain (loss)
   on investments ...........       2,177                13             2,431                 56
  Change in net
   unrealized gain
   (loss) on investments.....      36,533             2,962            64,358              5,593
                                  -------            ------           -------             ------
  Net gain (loss) on
   investments ..............      38,710             2,975            66,789              5,649
                                  -------            ------           -------             ------
    Increase (decrease)
     in net assets
     from operations.........     $40,720            $2,975           $65,209             $5,649
                                  -------            ------           -------             ------

                                              MFS                                  MFS
                                            Research                            Utilities
                                            Division                            Division
                              ------------------------------------ -----------------------------------
                                                 For the Period                      For the Period
                                              November 3, 1998(a)                  December 9, 1998(a)
                                Year Ended             to            Year Ended            to
                               December 31,       December 31,      December 31,      December 31,
                                   1999               1998              1999              1998
                              -------------- --------------------- -------------- --------------------
Investment Income:
  Dividend income ...........      $   55              $--              $  205             $--
  Distributions of
   realized gains ...........         289               --               1,030              --
                                   ------              ---              ------             ---
    Net investment
     income .............. ..         344               --               1,235              --
Expenses:
  Mortality and expense
   risk charge ..............         281               --                 141              --
                                   ------              ---              ------             ---
Net investment income .......          63               --               1,094              --
                                   ------              ---              ------             ---
Gain (loss) on investments:
  Net realized gain (loss)
   on investments ...........         879                1                 180              --
  Change in net
   unrealized gain
   (loss) on investments.....       8,782               68               3,663              44
                                   ------              ---              ------             ---
  Net gain (loss) on
   investments ..............       9,661               69               3,843              44
                                   ------              ---              ------             ---
    Increase (decrease)
     in net assets
     from operations.........      $9,724              $69              $4,937             $44
                                   ------              ---              ------             ---

(a) Commencement of operations

See notes to financial statements.

                             JPF SEPARATE ACCOUNT B
                                December 31, 1999

                                                                                                 Oppenheimer
                                                           Oppenheimer                            Strategic
                                                               Bond                                  Bond
                                                             Division                              Division
                                               ------------------------------------ --------------------------------------
                                                                  For the Period                        For the Period
                                                               November 3, 1998(a)                  September 30, 1998(a)
                                                 Year Ended             to            Year Ended              to
                                                December 31,       December 31,      December 31,        December 31,
                                                    1999               1998              1999                1998
                                               -------------- --------------------- -------------- -----------------------
Investment Income:
  Dividend income ............................       $100              $--               $347                 $--
  Distributions of realized gains ............         10               --                 --                  --
                                                     ----              ---               ----                 ---
    Net investment income ....................        110               --                347                  --
Expenses:
  Mortality and expense risk charge ..........         72               --                101                  --
                                                     ----              ---               ----                 ---
    Net investment income ....................         38               --                246                  --
                                                     ----              ---               ----                 ---
Gain (loss) on investments:
  Net realized gain (loss) on investments.....        (13)              --                (39)                 --
  Change in net unrealized gain (loss)
   on investments ............................        (68)               5                121                  89
                                                     ----              ---               ----                 ---
  Net gain (loss) on investments .............        (81)               5                 82                  89
                                                     ----              ---               ----                 ---
    Increase (decrease) in net assets
     from operations .........................       $(43)             $ 5               $328                 $89
                                                     ====              ===               ====                 ===

                                                             Templeton
                                                             Division
                                               -------------------------------------
                                                                  For the Period
                                                               September 30, 1998(a)
                                                 Year Ended             to
                                                December 31,       December 31,
                                                    1999               1998
                                               -------------- ----------------------
Investment Income:
  Dividend income ............................      $  135              $ --
  Distributions of realized gains ............         470                --
                                                    ------              ----
    Net investment income ....................         605                --
Expenses:
  Mortality and expense risk charge ..........         330                --
                                                    ------              ----
    Net investment income ....................         275                --
                                                    ------              ----
Gain (loss) on investments:
  Net realized gain (loss) on investments.....          34               504
  Change in net unrealized gain (loss)
   on investments ............................       8,445                95
                                                    ------              ----
  Net gain (loss) on investments .............       8,479               599
                                                    ------              ----
    Increase (decrease) in net assets
     from operations .........................      $8,754              $599
                                                    ======              ====

(a) Commencement of operations

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                             JPF SEPARATE ACCOUNT B
                                December 31, 1999

                                                                                        JPVF
                                                  JPVF                                 World
                                             International                             Growth
                                                 Equity                                Stock
                                                Division                              Division
                                  ------------------------------------ --------------------------------------
                                                     For the Period                        For the Period
                                                  October 23, 1998(a)                  September 10, 1998(a)
                                    Year Ended             to            Year Ended              to
                                   December 31,       December 31,      December 31,        December 31,
                                       1999               1998              1999                1998
                                  -------------- --------------------- -------------- -----------------------
INCREASE IN NET ASSETS
Operations:
  Net investment
   income (loss) ................
  Net realized gain (loss)
   on investments ...............     $  (268)           $   31            $   (41)            $  643
  Change in net
   unrealized gain (loss)
   on investments ...............       2,056                 1              1,063                  3
Increase (decrease) in net
 assets from operations .........       9,335               266              6,357               (485)
                                      -------            ------            -------             ------
                                       11,123               298              7,379                161
Contractholder transactions--
 Note F:
  Transfers of net
   premiums .....................      29,182               304             11,218                225
  Transfers from/to
   General Account and
   within Separate
   Account, net .................      19,196             8,530             56,224              7,978
  Transfers of cost of
   insurance ....................      (3,555)              (99)            (2,921)              (154)
  Transfers on account of
   other terminations ...........         299                42            (12,354)                20
                                      -------            ------            -------             ------
Net increase in net assets
 derived from
 contractholder
 transactions ...................      45,122             8,777             52,167              8,069
Net increase in net assets ......      56,245             9,075             59,546              8,230
                                      -------            ------            -------             ------
Balance at beginning of
 year ...........................       9,075                --              8,230                 --
                                      -------            ------            -------             ------
Balance at end of year ..........     $65,320            $9,075            $67,776             $8,230
                                      =======            ======            =======             ======

                                                 JPVF                                JPVF
                                               Emerging                            Capital
                                                Growth                              Growth
                                               Division                            Division
                                  ----------------------------------- ----------------------------------
                                                    For the Period                      For the Period
                                                  August 10, 1998(a)                  August 10, 1998(a)
                                    Year Ended            to            Year Ended            to
                                   December 31,      December 31,      December 31,      December 31,
                                       1999              1998              1999              1998
                                  -------------- -------------------- -------------- -------------------
INCREASE IN NET ASSETS
Operations:
  Net investment
   income (loss) ................
  Net realized gain (loss)
   on investments ...............    $   (556)          $    73          $   (308)          $  454
  Change in net
   unrealized gain (loss)
   on investments ...............       3,533                 6               377               12
Increase (decrease) in net
 assets from operations .........      50,850             1,365            52,887              216
                                     --------           -------          --------           ------
                                       53,827             1,444            52,956              682
Contractholder transactions--
 Note F:
  Transfers of net
   premiums .....................      59,213               182            58,586              729
  Transfers from/to
   General Account and
   within Separate
   Account, net .................      35,743            13,671           148,302            8,146
  Transfers of cost of
   insurance ....................     (10,872)             (216)          (14,738)            (335)
  Transfers on account of
   other terminations ...........         427                (8)             (236)              59
                                     --------           -------          --------           ------
Net increase in net assets
 derived from
 contractholder
 transactions ...................      84,511            13,629           191,914            8,599
Net increase in net assets ......     138,338            15,073           244,870            9,281
                                     --------           -------          --------           ------
Balance at beginning of
 year ...........................      15,073               --              9,281               --
                                     --------           -------          --------           ------
Balance at end of year ..........    $153,411           $15,073          $254,151           $9,281
                                     ========           =======          ========           ======

(a) Commencement of operations

See notes to financial statements.

                             JPF SEPARATE ACCOUNT B
                                December 31, 1999

                                                   JPVF
                                                  Small                                   JPVF
                                                 Company                                 Growth
                                                 Division                               Division
                                  -------------------------------------- --------------------------------------
                                                      For the Period                         For the Period
                                                  September 10, 1998(a)                  September 30, 1998(a)
                                    Year Ended              to             Year Ended              to
                                   December 31,        December 31,       December 31,        December 31,
                                       1999                1998               1999                1998
                                  -------------- ----------------------- -------------- -----------------------
INCREASE IN NET ASSETS
Operations:
  Net investment
   income (loss) ................     $    38             $  776             $   (83)             $ --
  Net realized gain (loss)
   on investments ...............        (123)                 5               2,646                 3
  Change in net
   unrealized gain (loss)
   on investments ...............       6,862               (575)             13,805               120
                                      -------             ------             -------              ----
    Increase (decrease)
     in net assets
     from operations.............       6,777                206              16,368               123
Contractholder transactions--
 Note F:
  Transfers of net
   premiums .....................      11,652                225              15,727                --
  Transfers from/to
   General Account
   and within Separate
   Account, net .................      16,563              8,258              24,542               558
  Transfers of cost of
   insurance ....................      (2,190)               (88)             (2,023)              (41)
  Transfers on account of
   other terminations ...........        (827)                37                 (62)               --
                                      -------             ------             -------              ----
Net increase in net assets
 derived from
 contractholder
 transactions ...................      25,198              8,432              38,184               517
Net increase in net assets ......      31,975              8,638              54,552               640
                                      -------             ------             -------              ----
Balance at beginning of
 year ...........................       8,638                 --                 640                --
                                      -------             ------             -------              ----
Balance at end of year ..........     $40,613             $8,638             $55,192              $640
                                      =======             ======             =======              ====

                                                   JPVF
                                                 Growth &                                JPVF
                                                  Income                               Balanced
                                                 Division                              Division
                                  -------------------------------------- -------------------------------------
                                                      For the Period                        For the Period
                                                  September 29, 1998(a)                  September 10, 1998(a)
                                    Year Ended              to             Year Ended             to
                                   December 31,        December 31,       December 31,       December 31,
                                       1999                1998               1999               1998
                                  -------------- ----------------------- -------------- ----------------------
INCREASE IN NET ASSETS
Operations:
  Net investment
   income (loss) ................     $  (270)            $   54             $   (53)           $  253
  Net realized gain (loss)
   on investments ...............         162                 15                   4                 3
  Change in net
   unrealized gain (loss)
   on investments ...............      (1,645)               285               4,892              (151)
                                      -------             ------             -------            ------
    Increase (decrease)
     in net assets
     from operations.............      (1,753)               354               4,843               105
Contractholder transactions--
 Note F:
  Transfers of net
   premiums .....................      42,209                299              11,628                --
  Transfers from/to
   General Account
   and within Separate
   Account, net .................      56,834              6,603              21,497             3,062
  Transfers of cost of
   insurance ....................      (5,516)              (326)             (2,961)              (40)
  Transfers on account of
   other terminations ...........         285                 23                 (40)               --
                                      -------             ------             -------            ------
Net increase in net assets
 derived from
 contractholder
 transactions ...................      93,812              6,599              30,124             3,022
Net increase in net assets ......      92,059              6,953              34,967             3,127
                                      -------             ------             -------            ------
Balance at beginning of
 year ...........................       6,953                 --               3,127                --
                                      -------             ------             -------            ------
Balance at end of year ..........     $99,012             $6,953             $38,094            $3,127
                                      =======             ======             =======            ======

(a) Commencement of operations

See notes to financial statements.

                             JPF SEPARATE ACCOUNT B
                                December 31, 1999

                                                         JPVF                        JPVF
                                                      High Yield                     Money
                                                         Bond                       Market
                                                       Division                    Division
                                         ------------------------------------ ------------------
                                                            For the Period      For the Period
                                                         October 10, 1998(a)   June 16, 1998(a)
                                           Year Ended             to                  to
                                          December 31,       December 31,        December 31,
                                              1999               1998                1999
                                         -------------- --------------------- ------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss) .........     $ 3,230           $   944             $   (42)
  Net realized gain (loss) on
   investments .........................          23                 2                  39
  Change in net unrealized gain
   (loss) on investments ...............      (2,424)              (96)                189
                                             -------           -------             -------
    Increase in net assets
     from operations ...................         829               850                 186
Contractholder transactions--Note F:
  Transfers of net premiums ............       3,352               147               6,363
  Transfers from/to General
   Account and within Separate
   Account, net ........................      27,635            14,929               9,704
  Transfers of cost of insurance .......      (1,418)              (80)               (782)
  Transfers on account of other
   terminations ........................          88               (18)                 --
                                             -------           -------             -------
Net increase in net assets derived
 from contractholder transactions.......      29,657            14,978              15,285
Net increase in net assets .............      30,486            15,828              15,471
                                             -------           -------             -------
Balance at beginning of year ...........      15,828                --                  --
                                             -------           -------             -------
Balance at end of year .................     $46,314           $15,828                  --
                                             =======           =======             =======

                                                        Fidelity                              Fidelity
                                                   VIP II Contrafund                      VIP Equity Income
                                                        Division                              Division
                                         -------------------------------------- -------------------------------------
                                                             For the Period                        For the Period
                                                         September 29, 1998(a)                  September 10, 1998(a)
                                           Year Ended              to             Year Ended             to
                                          December 31,        December 31,       December 31,       December 31,
                                              1999                1998               1999               1998
                                         -------------- ----------------------- -------------- ----------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss) .........     $  (201)            $  --              $   671            $    --
  Net realized gain (loss) on
   investments .........................         530                 2                1,188                 44
  Change in net unrealized gain
   (loss) on investments ...............      10,207                99               (1,728)             1,540
                                             -------             -----              -------            -------
    Increase in net assets
     from operations ...................      10,536               101                  131              1,584
Contractholder transactions--Note F:
  Transfers of net premiums ............      48,714               267               56,692                299
  Transfers from/to General
   Account and within Separate
   Account, net ........................      53,040               667               32,476             15,107
  Transfers of cost of insurance .......      (8,544)             (141)              (7,554)              (527)
  Transfers on account of other
   terminations ........................     (11,775)               47                  624                 38
                                             -------             -----              -------            -------
Net increase in net assets derived
 from contractholder transactions.......      81,435               840               82,238             14,917
Net increase in net assets .............      91,971               941               82,369             16,501
                                             -------             -----              -------            -------
Balance at beginning of year ...........         941                --               16,501                 --
                                             -------             -----              -------            -------
Balance at end of year .................     $92,912             $ 941              $98,870            $16,501
                                             =======             =====              =======            =======

(a) Commencement of operations

See notes to financial statements.

                             JPF SEPARATE ACCOUNT B
                                December 31, 1999

                                                    Fidelity                              Fidelity
                                                   VIP Growth                         VIP II Index 500
                                                    Division                              Division
                                       ----------------------------------- --------------------------------------
                                                         For the Period                        For the Period
                                                       August 10, 1998(a)                  September 29, 1998(a)
                                         Year Ended            to            Year Ended              to
                                        December 31,      December 31,      December 31,        December 31,
                                            1999              1998              1999                1998
                                       -------------- -------------------- -------------- -----------------------
INCREASE IN NET ASSETS
Operations:
  Net investment
   income (loss) .....................    $  2,010           $    --          $ (1,580)           $    --
  Net realized gain (loss)
   on investments ....................       2,177                13             2,431                 56
  Change in net unrealized
   gain (loss) on
   investments .......................      36,533             2,962            64,358              5,593
                                          --------           -------          --------            -------
    Increase (decrease) in
     net assets from
     operations ......................      40,720             2,975            65,209              5,649
Contractholder transactions--
 Note F:
  Transfers of net
   premiums ..........................      72,706            13,429           133,683                786
  Transfers from/to General
   Account and within
   Separate Account, net .............      97,281             7,906           356,003             60,402
  Transfers of cost of
   insurance .........................     (12,325)             (485)          (33,444)              (993)
  Transfers on account of
   other terminations ................     (13,179)            1,500           (11,807)               488
                                          --------           -------          --------            -------
Net increase in net assets
 derived from contractholder
 transactions ........................     144,483            22,350           444,435             60,683
Net increase in net assets ...........     185,203            25,325           509,644             66,332
                                          --------           -------          --------            -------
Balance at beginning of year .........      25,325                --            66,332                 --
                                          --------           -------          --------            -------
Balance at end of year ...............    $210,528           $25,325          $575,976            $66,332
                                          ========           =======          ========            =======

                                                       MFS                                  MFS
                                                     Research                            Utilities
                                                     Division                            Division
                                       ------------------------------------ -----------------------------------
                                                          For the Period                      For the Period
                                                       November 3, 1998(a)                  December 9, 1998(a)
                                         Year Ended             to            Year Ended            to
                                        December 31,       December 31,      December 31,      December 31,
                                            1999               1998              1999              1998
                                       -------------- --------------------- -------------- --------------------
INCREASE IN NET ASSETS
Operations:
  Net investment
   income (loss) .....................     $    63            $   --            $ 1,094           $   --
  Net realized gain (loss)
   on investments ....................         879                 1                180               --
  Change in net unrealized
   gain (loss) on
   investments .......................       8,782                68              3,663               44
                                           -------            ------            -------           ------
    Increase (decrease) in
     net assets from
     operations ......................       9,724                69              4,937               44
Contractholder transactions--
 Note F:
  Transfers of net
   premiums ..........................      39,524               304             16,859              270
  Transfers from/to General
   Account and within
   Separate Account, net .............      25,303             3,818              5,494            3,993
  Transfers of cost of
   insurance .........................      (6,724)              (48)            (2,569)             (72)
  Transfers on account of
   other terminations ................         226                40                 90               21
                                           -------            ------            -------           ------
Net increase in net assets
 derived from contractholder
 transactions ........................      58,329             4,114             19,874            4,212
Net increase in net assets ...........      68,053             4,183             24,811            4,256
                                           -------            ------            -------           ------
Balance at beginning of year .........       4,183                --              4,256               --
                                           -------            ------            -------           ------
Balance at end of year ...............     $72,236            $4,183            $29,067           $4,256
                                           =======            ======            =======           ======

(a) Commencement of operations.

See notes to financial statements.

                             JPF SEPARATE ACCOUNT B
                                December 31, 1999

                                                               Oppenheimer                           Oppenheimer
                                                                   Bond                               Strategic
                                                                 Division                                Bond
                                                   ------------------------------------ --------------------------------------
                                                                      For the Period                        For the Period
                                                                   November 3, 1998(a)                  September 30, 1998(a)
                                                     Year Ended             to            Year Ended              to
                                                    December 31,       December 31,      December 31,        December 31,
                                                        1999               1998              1999                1998
                                                   -------------- --------------------- -------------- -----------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss) ...................     $    38             $ --             $   246             $   --
  Net realized gain (loss) on investments ........         (13)              --                 (39)                --
  Change in net unrealized gain
   (loss) on investments .........................         (68)               5                 121                 89
                                                       -------             ----             -------             ------
    Increase (decrease) in net assets
     from operations .............................         (43)               5                 328                 89
Contractholder transactions--Note F:
  Transfers of net premiums ......................      14,540              314               4,471                 --
  Transfers from/to General Account
   and within Separate Account, net ..............      19,232               --              19,096              6,262
  Transfers of cost of insurance .................      (1,774)             (61)               (546)               (75)
  Transfers on account of other terminations .....        (220)              --                  --                (11)
                                                       -------             ----             -------             ------
Net increase in net assets derived from
 contractholder transactions .....................      31,778              253              23,021              6,176
Net increase in net assets .......................      31,735              258              23,349              6,265
                                                       -------             ----             -------             ------
Balance at beginning of year .....................         258               --               6,265                 --
                                                       -------             ----             -------             ------
Balance at end of year ...........................     $31,993             $258             $29,614             $6,265
                                                       =======             ====             =======             ======

                                                                 Templeton
                                                                 Division
                                                   -------------------------------------
                                                                      For the Period
                                                                   September 30, 1998(a)
                                                     Year Ended             to
                                                    December 31,       December 31,
                                                        1999               1998
                                                   -------------- ----------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss) ...................     $   275            $     --
  Net realized gain (loss) on investments ........          34                 504
  Change in net unrealized gain
   (loss) on investments .........................       8,445                  95
                                                       -------            --------
    Increase (decrease) in net assets
     from operations .............................       8,754                 599
Contractholder transactions--Note F:
  Transfers of net premiums ......................      32,040              13,281
  Transfers from/to General Account
   and within Separate Account, net ..............      38,164             (12,085)
  Transfers of cost of insurance .................      (4,470)               (477)
  Transfers on account of other terminations .....         563               1,122
                                                       -------            --------
Net increase in net assets derived from
 contractholder transactions .....................      66,297               1,841
Net increase in net assets .......................      75,051               2,440
                                                       -------            --------
Balance at beginning of year .....................       2,440                  --
                                                       -------            --------
Balance at end of year ...........................     $77,491            $  2,440
                                                       =======            ========

(a) Commencement of operations

See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS


                             JPF SEPARATE ACCOUNT B
                               DECEMBER 31, 1999

NOTE A--ORGANIZATION OF ACCOUNT

JPF Separate Account B (the "Separate Account") is a separate account of Jefferson Pilot LifeAmerica Insurance Company ("JP LifeAmerica"). The Separate Account is organized as a unit investment trust registered under the Investment Company Act of 1940 as amended. It was established for the purpose of funding flexible premium variable life insurance policies issued by JP LifeAmerica. As of December 31, 1999, the Separate Account is comprised of nineteen investment divisions, ten of which invest exclusively in corresponding portfolios of the Jefferson Pilot Variable Fund, Inc., one of which invests in the Templeton International Fund, four of which invest in certain Fidelity Portfolios, two of which invest in certain MFS portfolios, and two of which invests in certain Opppenheimer Portfolios, all diversified Series Investment Companies.

NOTE B--SIGNIFICANT ACCOUNTING POLICIES

Valuation of Investments: Investments in shares of the Fund are valued at the net asset value per share which is calculated each day the New York Stock Exchange is open for trading.

Investment Income: Dividend income and distributions of realized gains are recorded on the ex-dividend date.

Investment Transactions: Purchases and sales of shares of the Fund are recorded as of the trade date, the date the transaction is executed.

Federal Income Taxes: The operations of the Separate Account are included in the federal income tax return of JP Financial which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account.
Expenses: A mortality and expense risk charge payable to JP LifeAmerica is accrued daily which will not exceed .9% of the average net asset value of each division of the Separate Account on an annual basis.

Use of Estimates: The accompanying financial statements of the Separate Account have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements requires management to make estimates that affect amounts reported in the financial statements and accompanying notes. Such estimates could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

NOTE C--AFFILIATED COMPANY TRANSACTIONS

Administrative services necessary for the operation of the Separate Account are provided by Jefferson Pilot Life Insurance Company, an affiliate of JP LifeAmerica. JP LifeAmerica is the principal underwriter of the variable insurance contracts that utilize the Separate Account. Jefferson Variable Corporation, an affiliate of the Company, is the distributor.

NOTE D--DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable life insurance contract will be subject to federal income taxes on the income earned for any period for which the investments of the segregated assets account, on which the contract is based, are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the segregated asset account satisfies the current requirements of the regulations, and it intends that the segregated asset account will continue to meet such requirements.

                             JPF SEPARATE ACCOUNT B
                                DECEMBER 31, 1999

NOTE E--INVESTMENTS

In determining the net realized gain or loss on sales of shares of the Fund, the cost of shares sold has been determined on an average cost basis. For federal income tax purposes, the cost of shares owned at December 31, 1999 is the same as the financial reporting purposes.

Following is a summary of shares of each portfolio of the Fund owned by the respective divisions of the Separate Account and the related net asset values at December 31, 1999.

                                                        Net Asset
                                                          Value
                                          Shares        Per Share
                                          ------        ---------
JPVF International Equity Portfolio       4,065        $ 16.069385
JPVF World Growth Stock Portfolio         2,599          26.076172
JPVF Emerging Growth Portfolio            3,772          40.674453
JPVF Capital Growth Portfolio             6,473          39.265001
JPVF Small Company Portfolio              2,249          18.054505
JPVF Growth Portfolio                     2,361          23.377614
JPVF Growth & Income Portfolio            4,935          20.063152
JPVF Balanced Portfolio                   2,495          15.270695
JPVF High Yield Bond Portfolio            4,658           9.188039
JPVF Money Market Portfolio               1,426          10.846432
Fidelity VIP II Contrafund Portfolio      3,187          29.150000
Fidelity VIP Equity Income Portfolio      3,846          25.710000
Fidelity VIP Growth Portfolio             3,833          54.930000
Fidelity VIP II Index 500 Portfolio       3,440         167.410000
MFS Research Portfolio                    3,095          23.340000
MFS Utilities Portfolio                   1,201          24.160000
Oppenheimer Bond Portfolio                2,777          11.520000
Oppenheimer Strategic Portfolio           5,957           4.970000
JPVF Templeton Portfolio                  3,483          22.250000

                             JPF SEPARATE ACCOUNT B
                                DECEMBER 31, 1999

NOTE F--CONTRACTHOLDER TRANSACTIONS

                                                                For the Period
                                          Year Ended          October 23, through
                                      December 31, 1999        December 31, 1998
                                    ----------------------   ---------------------
                                      Units       Amount      Units       Amount
                                    --------   -----------   -------   -----------
JPVF International Equity Division
  Issuance of units                   6,486     $ 83,522       803       $ 8,887
  Redemptions of units                2,931       38,400        10           110
                                     ------     --------      ----       -------
    Net Increase                      3,555     $ 45,122       793       $ 8,777
                                     ======     ========      ====       =======

                                                         For the Period
                                  Year Ended          September 10, through
                               December 31, 1999       December 31, 1998
                            -----------------------   --------------------
                              Units       Amount       Units      Amount
                            --------   ------------   -------   ----------
JPVF World Growth Division
  Issuance of units           9,836      $120,015       755      $ 8,265
  Redemptions of units        5,502        67,848        18          196
                             ------      --------      ----      -------
    Net Increase              4,334      $ 52,167       737      $ 8,069
                             ======      ========      ====      =======

                                                            For the Period
                                     Year Ended           August 10, through
                                  December 31, 1999        December 31, 1998
                               -----------------------   ---------------------
                                 Units       Amount       Units       Amount
                               --------   ------------   -------   -----------
JPVF Emerging Growth Division
  Issuance of units              9,644      $129,418      1,322      $13,883
  Redemptions of units           3,392        44,907         25          254
                                ------      --------      -----      -------
    Net Increase                 6,252      $ 84,511      1,297      $13,629
                                ======      ========      =====      =======

                                                           For the Period
                                    Year Ended           August 10, through
                                 December 31, 1999       December 31, 1998
                              -----------------------   --------------------
                                Units       Amount       Units      Amount
                              --------   ------------   -------   ----------
JPVF Capital Growth Division
  Issuance of units            18,805      $245,279       855      $ 9,062
  Redemptions of units          4,132        53,365        45          463
                               ------      --------      ----      -------
    Net Increase               14,673      $191,914       810      $ 8,599
                               ======      ========      ====      =======

                                                          For the Period
                                   Year Ended          September 10, through
                                December 31, 1999       December 31, 1998
                             -----------------------   --------------------
                               Units       Amount       Units      Amount
                             --------   ------------   -------   ----------
JPVF Small Company Division
  Issuance of units            9,687      $101,961       792      $ 8,670
  Redemptions of units         7,267        76,763        23          238
                              ------      --------      ----      -------
    Net Increase               2,420      $ 25,198       769      $ 8,432
                              ======      ========      ====      =======

                             JPF SEPARATE ACCOUNT B
                                DECEMBER 31, 1999

NOTE F--CONTRACTHOLDER TRANSACTIONS--(Continued)

                                                  For the Period
                                                   September 30,
                              Year Ended              through
                           December 31, 1999     December 31, 1998
                         ---------------------   -----------------
                          Units       Amount      Units     Amount
                         -------   -----------   -------   -------
JPVF Growth Division
  Issuance of units      4,928      $ 77,738        56      $ 558
  Redemptions of units   2,466        39,554         4         41
                         -----      --------       ---      -----
    Net Increase         2,462      $ 38,184        52      $ 517
                         =====      ========       ===      =====

                                                           For the Period
                                     Year Ended         September 29, through
                                 December 31, 1999       December 31, 1998
                               ----------------------   --------------------
                                Units       Amount       Units      Amount
                               -------   ------------   -------   ----------
JPVF Growth & Income Division
  Issuance of units             8,669      $105,600       654      $ 7,051
  Redemptions of units            959        11,788        42          452
                                -----      --------      ----      -------
    Net Increase                7,710      $ 93,812       612      $ 6,599
                                =====      ========      ====      =======

                                                    For the Period
                              Year Ended         September 10, through
                           December 31, 1999      December 31, 1998
                         ---------------------   --------------------
                          Units       Amount      Units      Amount
                         -------   -----------   -------   ----------
JPVF Balanced Division
  Issuance of units       2,727     $ 33,822       278      $ 3,136
  Redemptions of units      298        3,698        10          114
                          -----     --------      ----      -------
    Net Increase          2,429     $ 30,124       268      $ 3,022
                          =====     ========      ====      =======

                                                          For the Period
                                    Year Ended          October 7, through
                                 December 31, 1999       December 31, 1998
                               ---------------------   ---------------------
                                Units       Amount      Units       Amount
                               -------   -----------   -------   -----------
JPVF High Yield Bond Division
  Issuance of units             3,259     $ 35,400      1,505      $15,068
  Redemptions of units            533        5,743          9           90
                                -----     --------      -----      -------
    Net Increase                2,726     $ 29,657      1,496      $14,978
                                =====     ========      =====      =======

                               For the Period
                              June 16, through
                              December 31, 1999
                            ---------------------
                             Units       Amount
                            -------   -----------
JPVF Money Market Division
  Issuance of units         3,541      $ 35,709
  Redemptions of units      2,025        20,424
                            -----      --------
    Net Increase            1,516      $ 15,285
                            =====      ========

                             JPF SEPARATE ACCOUNT B
                                DECEMBER 31, 1999

NOTE F--CONTRACTHOLDER TRANSACTIONS--(Continued)

                                                                 For the Period
                                          Year Ended          September 29, through
                                       December 31, 1999       December 31, 1998
                                    -----------------------   --------------------
                                      Units       Amount       Units      Amount
                                    --------   ------------   -------   ----------
Fidelity VIP II Contrafund Divison
  Issuance of units                   9,938      $130,668       102      $ 1,144
  Redemptions of units                3,747        49,233        24          304
                                     ------      --------      ----      -------
    Net Increase                      6,191      $ 81,435        78      $   840
                                     ======      ========      ====      =======

                                                                  For the Period
                                           Year Ended          September 10, through
                                        December 31, 1999        December 31, 1998
                                     -----------------------   ---------------------
                                       Units       Amount       Units       Amount
                                     --------   ------------   -------   -----------
Fidelity VIP Equity Income Division
  Issuance of units                   12,628      $157,985      1,475      $15,591
  Redemptions of units                 5,989        75,747         60          674
                                      ------      --------      -----      -------
    Net Increase (decrease)            6,639      $ 82,238      1,415      $14,917
                                      ======      ========      =====      =======

                                                           For the Period
                                    Year Ended           August 10, through
                                 December 31, 1999        December 31, 1998
                              -----------------------   ---------------------
                                Units       Amount       Units       Amount
                              --------   ------------   -------   -----------
Fidelity VIP Growth Division
  Issuance of units            15,586      $203,305      2,245      $23,019
  Redemptions of units          4,434        58,822         63          669
                               ------      --------      -----      -------
    Net Increase               11,152      $144,483      2,182      $22,350
                               ======      ========      =====      =======

                                                                 For the Period
                                          Year Ended          September 29, through
                                       December 31, 1999        December 31, 1998
                                    -----------------------   ---------------------
                                      Units       Amount       Units       Amount
                                    --------   ------------   -------   -----------
Fideltiy VIP II Index 500 Division
  Issuance of units                  42,257      $531,034      5,746      $61,857
  Redemptions of units                6,832        86,599        105        1,174
                                     ------      --------      -----      -------
    Net Increase                     35,425      $444,435      5,641      $60,683
                                     ======      ========      =====      =======

                                                           For the Period
                                    Year Ended          November 3, through
                                 December 31, 1999       December 31, 1998
                              -----------------------   --------------------
                                Units       Amount       Units      Amount
                              --------   ------------   -------   ----------
MFS Research Division
  Issuance of units             8,456      $102,511       374      $ 4,173
  Redemptions of units          3,650        44,182         6           59
                               ------      --------      ----      -------
    Net Increase (decrease)     4,806      $ 58,329       368      $ 4,114
                               ======      ========      ====      =======

                             JPF SEPARATE ACCOUNT B
                                DECEMBER 31, 1999

NOTE F--CONTRACTHOLDER TRANSACTIONS--(Continued)

                                                    For the Period
                              Year Ended         December 9, through
                           December 31, 1999      December 31, 1998
                         ---------------------   --------------------
                          Units       Amount      Units      Amount
                         -------   -----------   -------   ----------
MFS Utilities Division
  Issuance of units      3,716      $ 41,220       421      $ 4,293
  Redemptions of units   1,954        21,346         8           81
                         -----      --------      ----      -------
    Net Increase         1,762      $ 19,874       413      $ 4,212
                         =====      ========      ====      =======

                                                    For the Period
                                                      November 3,
                                Year Ended              through
                             December 31, 1999     December 31, 1998
                           ---------------------   -----------------
                            Units       Amount      Units     Amount
                           -------   -----------   -------   -------
Oppenheimer Bond Division
  Issuance of units         3,410     $ 33,945        31     $ 314
  Redemptions of units        219        2,167         6        61
                            -----     --------       ---     -----
    Net Increase            3,191     $ 31,778        25     $ 253
                            =====     ========       ===     =====

                                                       For the Period
                                 Year Ended         September 30, through
                              December 31, 1999      December 31, 1998
                            ---------------------   --------------------
                             Units       Amount      Units      Amount
                            -------   -----------   -------   ----------
Oppenheimer Strategic Bond
  Issuance of units          2,570     $ 26,337       622      $ 6,251
  Redemptions of units         328        3,316         8           75
                             -----     --------      ----      -------
    Net Increase             2,242     $ 23,021       614      $ 6,176
                             =====     ========      ====      =======

                                                          For the Period
                                    Year Ended         September 30, through
                                December 31, 1999        December 31, 1998
                              ----------------------   ---------------------
                               Units       Amount       Units       Amount
                              -------   ------------   -------   -----------
Templeton Division
  Issuance of units           9,169       $111,581      1,547      $16,673
  Redemptions of units        3,745         45,284      1,330       14,832
                              -----       --------      -----      -------
    Net Increase (decrease)   5,424       $ 66,297        217      $ 1,841
                              =====       ========      =====      =======

                       This Page Intentionally Left Blank

                                    PART II

                           UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

                     UNDERTAKING REGARDING INDEMNIFICATION

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expense incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                   REPRESENTATIONS REGARDING FEES AND CHARGES

     The fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Jefferson Pilot LifeAmerica Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

         The cover sheet.

         The Prospectus consisting of 62 pages.

         The undertaking to file reports.

         The undertaking pursuant to Rule 485(b)(1) under the Securities Act of 1933.

         The representations regarding fees and charges.

         The signatures.

         Written consent

            Ernst & Young LLP, contained in Exhibit 7 below.

     The following exhibits:

     1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

     (a) Certified Copy of Resolution of Board of Directors of Chubb Colonial Life Insurance Company, adopted at a meeting held on March 2, 1994 (in lieu of indenture or trust creating unit investment trust), (incorporated by reference to Exhibit 1(a) of Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed on April 22, 1996, Registration No. 33-77496).

     (b) Not applicable.

     (c)(i) Form of Underwriting Agreement among Chubb Colonial Life Insurance Company, Chubb Colonial Separate Account B and Chubb Securities Corporation (incorporated by reference to Exhibit 1(c)(i) of Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 of Colonial Separate Account B, filed April 22, 1996, Registration No. 33-77496).

     (ii) Specimen District Manager's Agreement between Chubb Securities Corporation (incorporated by reference to Exhibit 1(c)(ii) of Post-Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed on April 22, 1996, Registration No. 33-77496).

     (iii) Specimen Sales Representative's Agreement of Chubb Securities Corporation (incorporated by reference to Exhibit 1(c)(iii) of Post-Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed on April 22, 1996, Registration No. 33-77496).

     (iv) Schedule of Commissions (incorporated by reference to Exhibit 1(c)(iv) of Post-Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed on April 22, 1996, Registration No. 33-77496).

     (d) Not applicable.

     (e) (i) Specimen Policy (incorporated by reference to Exhibit 1(e)(i) of Post-Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed on April 22, 1996, Registration No. 33-77496).

     (ii) Form of Riders (incorporated by reference to Exhibit 1(e)(ii) of Post-Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed April 22, 1996, Registration No. 33-77496).

     (f)(i) Amended and Restated Charter (with all amendments) of Chubb Colonial Life Insurance Company (incorporated by reference to Exhibit 1(f)(i) of Post-Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed on April 22, 1996, Registration No. 33-77496).

     (ii) By-Laws of Chubb Colonial Life Insurance Company (incorporated by reference to Exhibit 1(f)(ii) of Post Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed on April 22, 1996, Registration No. 33-77496).

     (g) Not applicable.

     (h)(i) Fund Distribution Agreement between Chubb America Fund, Inc., and Chubb Securities Corporation (incorporated by reference to Exhibit 6(b) of Post-Effective Amendment No. 7 to Form N-1A of Chubb America Fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

     (ii) Amendment to Fund Distribution Agreement between Chubb America Fund, Inc. and Shubb Securities Corporation (incorporated by reference to Exhibit 6(a) of Post-Effective Amendment No. 7 to Form N-1A of Chubb America Fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

     (iii) Amended and Restated Investment Management Agreement between Chubb America Fund, Inc., and Chubb Investment Advisory Corporation (incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 7 to Form N-1A of Chubb America Fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

     (iv) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Templeton, Galbraith & Hansberger Ltd. (incorporated by reference to Exhibit 5(e) of Post-Effective Amendment No. 11 to Form N-1A of Chubb America Fund, Inc., filed April 14, 1993, Registration No. 2-94479).

     (vii) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Van Eck Associates Corporation (incorporated by reference to Exhibit 5(f) of Post-Effective Amendment No. 7 to Form N-1A of Chubb America Fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

     (viii) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. (incorporated by reference to Exhibit 5(e) of Post-Effective Amendment No. 7 to Form N-1A of Chubb America Fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

     (ix) Sub-Investment Management Agreement among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Pioneering Management Corporation (incorporated by reference to Exhibit 5(g) of Post-Effective Amendment No. 7 to Form N-1A of Chubb America Fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

     (x) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. (incorporated by reference to Exhibit 5(h) of Post-Effective Amendment No. 9 to Form N-1A of Chubb America Fund, Inc., filed February 28, 1992, Registration No. 2-94479).

     (xi) Custodian Agreement between Chubb America Fund, Inc., and Citibank, N.A. (incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 8 to Form N-1A of Chubb America Fund, Inc., filed on February 21, 1991, Registration No. 2-94479).

     (xii) Amendment to the Custodial Services Agreement between Chubb America Fund, Inc. and Citibank, N.A. (incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 11 to Form N-1A of Chubb America Fund, Inc. filed on April 14, 1993, Registration No. 2-94479).

     (xiii) Amendment No. 2 to Custodial Services Agreement between Chubb America Fund, Inc. and Citibank, N.A. (incorporated by reference to Exhibit 8(c) of Post-Effective Amendment No. 11 to Form N-1A of Chubb America Fund, Inc. filed on April 14, 1993, Registration No. 2-94479).

     (xiv) Investment Management Agreement between Chubb America Fund, Inc. and Chubb Investment Advisory Corporation for the Growth and Income Portfolio (incorporated by reference to Exhibit 5(i) of Post-Effective Amendment No. 9 to Form N-1A of Chubb America Fund, Inc. filed on February 28, 1992, Registration No. 2-94479).

     (xv) Investment Management Agreement between Chubb America Fund, Inc. and Chubb Investment Advisory Corporation for the Capital Growth Portfolio (incorporated by reference to Exhibit 5(j) of Post-Effective Amendment No. 9 to Form N-1A of Chubb America Fund, Inc. filed on February 28, 1992, Registration No. 2-94479).

     (xvi) Investment Management Agreement between Chubb America Fund, Inc. and Chubb Investment Advisory Corporation for the Balanced Portfolio (incorporated by reference to Exhibit 5(k) of Post-Effective Amendment No. 9 to Form N-1A of Chubb America Fund, Inc. filed on February 28, 1992, Registration No. 2-94479).

     (xvii) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. (incorporated by reference to Exhibit 5(l) of Post-Effective Amendment No. 11 to Form N-1A of Chubb America Fund, Inc. filed on April 14, 1993, Registration No. 2-94479).

     (xviii) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Janus Capital Corporation (incorporated by reference to Exhibit 5(m) of Post-Effective Amendment No. 11 to Form N-1A of Chubb America Fund, Inc. filed on April 14, 1993, Registration No. 2-94479).

     (xix) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Phoenix Investment Counsel, Inc. (incorporated by reference to Exhibit 5(n) of Post-Effective Amendment No. 11 to Form N-1A of Chubb America Fund, Inc. filed on April 14, 1993, Registration No. 2-94479).

     (xix) Form of Investment Management Agreement between Chubb America Fund, Inc. and Chubb Investment Advisory Corporation with respect to the Emerging Growth Portfolio (incorporated by reference to Exhibit 5(p) of Post-Effective Amendment No. 12 to Form N-1A of Chubb America Fund, Inc. filed on February 14, 1995, Registration No. 2-94479).

     (xxi) Form of Sub-Investment Management Agreement between Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Massachusetts Financial Services Company with respect to the Emerging Growth Portfolio (Incorporated by reference to Exhibit 5(q) of Post-Effective Amendment No. 12 to Form N-1A of Chubb America Fund, Inc. filed on February 14, 1995, Registration No. 2-94479).

     (i) Not Applicable.


     (j) Application Incorporated by reference to Exhibit 1(j) of Post-Effective Amendment No. 6, Registration No. 33-77496, filed April 27, 1998.


     2.  Specimen Policy (Same as 1(e)).

     3. Opinion and Consent of counsel as to securities being registered. Incorporated by reference to Exhibit 3 of Post-Effective Amendment No. 3 to the Registration Statement on Form S-6 of Colonial Separate Account B, filed on December 17, 1996, Registration No. 33-77496.

     4.  Not applicable.

     5.  Not applicable.

     6. Actuarial opinion and consent of Richard C. Dielensnyder, FSA, MAAA. (Incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 5 to the Registration Statement on Form S-6 of Colonial Separate Account B, filed on December 23, 1997, Registration No. 33-77496).

     7.  Consent of Ernst & Young LLP.

     8. Procedures Memorandum, as amended, pursuant to Rule 6e-3(T)(b)(12)(iii) under the 1940 Act. To be filed by Amendment.

     9.  Specimen Notice of Right of Withdrawal, pursuant to Rule
         6e-3(T)(b)(13)(viii) (Incorporated by reference to Exhibit 9 of Post-Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed on April 22, 1996, Registration No. 33-77496.

     10. Representations, description and undertakings regarding mortality and expense risk charge, pursuant to Rule 6e-3(T)(b)(13)(iii)(F) (Incorporated by reference to Exhibit 10 of Post-Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed on April 22, 1996, Registration No. 33-77496.

     11. (a) Undertaking to Guarantee Obligations of Principal Underwriters, pursuant to Rule 6e-3(T)(b)(13)(vi) (Incorporated by reference to Exhibit 11(a) of Post-Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed on April 22, 1996, Registration No. 33-77496.

     (b) Statement of Chubb Colonial Life Insurance Company pursuant to Rule 27d-2 under the Investment Company Act of 1940 (Incorporated by reference to Exhibit 11(b) of Post-Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed on April 22, 1996, Registration No. 33-77496.

     12. Form of Reinsurance Agreement (Incorporated by reference to Exhibit 12 of Post-Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed on April 22, 1996, Registration No. 33-77496.

     13. Not Applicable.

     14. Not Applicable.

---------------

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant, JPF Separate Account B, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 8 to the Registration Statement and, has duly caused this Post-Effective Amendment No.
to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to the hereunto affixed and attested, all in Concord, New Hampshire on the 28th day of April, 2000.

(SEAL)                             JPF SEPARATE ACCOUNT B
                                     (Registrant)
                                   JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY AMERICA (Depositor)

                                   By:  /s/ Dennis R. Glass
                                   -------------------------------------------
                                            Dennis R. Glass

                                   Title: Chief Financial Officer
                                   -------------------------------------------

ATTEST:

/s/ Reggie D. Adamson
-------------------------------
Reggie D. Adamson
Chief Accounting Officer

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, Jefferson Pilot Financial Insurance Company certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 8 to the Registration Statement and has duly caused this Post-Effective Amendment No. 8 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Concord, New Hampshire on the 28th day of April, 2000.

[SEAL APPEARS HERE]               JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY



                                  By:  /s/ Dennis R. Glass
                                       --------------------------------------
                                           Dennis R. Glass

                                  Title: Chief Financial Officer
                                         ------------------------------------

ATTEST:

/s/ Reggie D. Adamson
--------------------------------
Reggie D. Adamson
Chief Accounting Officer

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures                            Title                    Date
/s/ Dennis R. Glass
-----------------------------------   Director             April 28, 2000
    Dennis R. Glass

/s/ Kenneth C. Mlekush
-----------------------------------   Director             April 28, 2000
    Kenneth C. Mlekush

/s/ David A. Stonecipher
-----------------------------------   Director             April 28, 2000
    David A. Stonecipher

                                  EXHIBIT INDEX

7. Consent of Ernst & Young LLP
   Independent Auditors ..........................................